Filed with the Securities and Exchange Commission on April 28, 2021
Securities Act of 1933 File No. 002-80859
Investment Company Act of 1940 File No. 811-03651

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 223
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 223
(Check appropriate box or boxes.)

TOUCHSTONE STRATEGIC TRUST
(Exact name of Registrant as Specified in Charter)

303 Broadway, Suite 1100, Cincinnati, Ohio 45202
(Address of Principal Executive Offices)  (Zip Code)

Registrant’s Telephone Number, including Area Code (800) 638-8194

E. Blake Moore, Jr., 303 Broadway, Cincinnati, Ohio 45202
(Name and Address of Agent for Service)

Copies to:
Clair E. Pagnano, Esq.
K&L Gates LLP
One Lincoln Street
Boston, Massachusetts 02111-2950

Ndenisarya M. Bregasi, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)
☐ immediately upon filing pursuant to paragraph (b)
☒ on April 30, 2021 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)
☐ on (date) pursuant to paragraph (a)
☐75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

April 30, 2021
Prospectus

Touchstone Strategic Trust

	Class A	Class C	Class Y	Institutional Class	Class R6
Touchstone Anti-Benchmark® US Core Equity Fund (formerly, Touchstone Dynamic Equity Fund)	TDEAX	TDECX	TDEYX	TDELX
Touchstone Dynamic Diversified Income Fund	TBAAX	TBACX	TBAYX
Touchstone Dynamic Global Allocation Fund	TSMAX	TSMCX	TSMYX
Touchstone Sands Capital International Growth Fund			TCDYX	TCDIX	TCDRX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

TOUCHSTONE ANTI-BENCHMARK® US CORE EQUITY FUND SUMMARY
(formerly, Touchstone Dynamic Equity Fund)

The Fund’s Investment Goal

The Touchstone Anti-Benchmark® US Core Equity Fund (formerly, Dynamic Equity Fund) (the “Fund”) seeks capital appreciation.
The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.  You may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in Touchstone funds.  More information about these and other discounts is available from your financial professional, in the section titled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information ("SAI") on page 49 and 46, respectively, and in Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus. If you purchase Class Y shares through a broker acting solely as an agent on behalf of its customers, that broker may charge you a commission. Such commissions, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

	Class A	Class C	Class Y	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee*	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%	0.35%	0.35%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.71%	0.87%	0.69%	0.47%
Total Annual Fund Operating Expenses	1.31%	2.22%	1.04%	0.82%
Fee Waiver and/or Expense Reimbursement(1)	(0.52)%	(0.68)%	(0.50)%	(0.38)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.79%	1.54%	0.54%	0.44%
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*The wire redemption fee is capped at $15. In addition, the wire redemption fee may not exceed two percent (2%) of the amount being redeemed.
(1)Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Strategic Trust (the "Trust") have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.79%, 1.54%, 0.54%, and 0.44% of average daily net assets for Classes A, C, Y and Institutional Class shares, respectively. This contractual expense limitation is effective through April 29, 2022, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional Class	Class C
1 Year	$577	$257	$55	$45	$157
3 Years	$846	$629	$281	$224	$629
5 Years	$1,135	$1,128	$525	$418	$1,128
10 Years	$1,957	$2,501	$1,226	$978	$2,501

Portfolio Turnover.  The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the 3-month period ended December 31, 2020, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.
On October 2, 2020, the Touchstone Anti-Benchmark® US Core Equity Fund, a series of Touchstone Funds Group Trust (the "Predecessor Fund"), was reorganized into the Fund (the "Reorganization"). Effective October 3, 2020, the Fund changed its name, principal investment strategies and sub-advisor to match those of the Predecessor Fund. During the fiscal year ended September 30, 2020, the Predecessor Fund's portfolio turnover rate was 73% of the average value of its portfolio.
The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets in U.S. equity securities. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. The Fund pursues its objective by seeking to track the total return, before fees and expenses, of the TOBAM Anti-Benchmark® US Core Equity Index (the "Index"). The Index is a proprietary rules–based index created by the Fund's sub–advisor, TOBAM S.A.S. ("TOBAM"), that is designed to create a more diversified equity portfolio of U.S. equity securities relative to traditional market capitalization weighted benchmarks. The Fund intends to fully replicate the Index to achieve its investment objective, meaning the Fund will generally invest in all of the component securities of the Index in the same approximate proportions as the Index.
The equity securities that comprise the Index include common stock and preferred stock. These securities may be listed on an exchange or traded over-the-counter.

The Index is based on TOBAM's proprietary quantitative model, which selects and weights companies to maximize diversification. TOBAM quantitatively selects securities, subject to certain constraints, that maximize the portfolio's patented Diversification Ratio®, a proprietary mathematical metric based on the volatility of each Index constituent and its correlation to the other Index constituents. Such constraints include a minimum and maximum weight for any given stock. TOBAM's Anti-Benchmark® strategy seeks to avoid the concentration risk that exists in traditional market capitalization-weighted indices through its quantitative approach to diversification.

The Index typically is reconstituted (i.e., Index constituents are added or deleted and weights are reset) and rebalanced monthly. The Fund will be reconstituted and rebalanced following the same schedule as the Index. The Fund may engage in frequent and active trading as part of its principal investment strategies.

The Fund’s Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.  Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the Federal Deposit Insurance Corporation or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, or as a result of irregular and/or unexpected trading activity among retail investors. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•Preferred Stock Risk: In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

Quantitative Strategy Risk: TOBAM uses proprietary statistical analyses and models to construct the Index, which the Fund seeks to track. A securities portfolio selected using TOBAM’s proprietary models can perform differently than the market as a whole as a result of the correlation factors used in the analysis to construct the models, the weight placed on each factor, and changes in the factors' historical trends. As a result, the Fund may be more or less exposed to a risk factor, such as sector risk, than its individual holdings. Quantitative models are subject to technical issues including programming and data inaccuracies, are based on assumptions, and rely on data that is subject to limitations (e.g., inaccuracies, staleness), any of which could adversely affect their effectiveness or predictive value.

Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Passive Investment Risk: As the Fund is intended to track the Index, portfolio managers do not attempt to take defensive positions under any market conditions, including during declining markets. As a result, the Fund's performance may be adversely affected by a general decline in the market segments relating to its Index.
Tracking Error Risk: As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index.

Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund's performance and may result in the realization of substantial capital gains, including net short-term capital gains. As a result, high portfolio turnover may reduce the Fund's returns.

The Fund’s Performance

As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund. Financial and performance information prior to October 3, 2020 included in the Fund’s prospectus is that of the Predecessor Fund.

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year and since inception compare with Russell 1000® Index, the S&P 500® Index and the FTSE 3-Month T-Bill Index. The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Anti-Benchmark® US Core Equity Fund - Class Y Shares Total Return as of December 31

Best Quarter: Second Quarter 2020 20.52%	Worst Quarter: First Quarter 2020 (18.80)%

After-tax returns are calculated using the highest individual marginal federal income tax rates in effect on a given distribution reinvestment date and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an individual retirement account ("IRA"), 401(k), or other tax-advantaged account. The after-tax returns shown in the table are for Class Y shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class Y shares' after-tax returns. The Return After Taxes on Distributions and Sale of Fund Shares may be greater than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of fund shares.
Annual Total Returns
For the periods ended December 31, 2020

	1 Year	Since Inception (11/18/2018)
Touchstone Anti-Benchmark® US Core Equity Fund - Class Y
Return Before Taxes	16.78%	15.08%
Return After Taxes on Distributions	15.68%	14.25%
Return After Taxes on Distributions and Sale of Fund Shares	10.63%	11.58%
Touchstone Anti-Benchmark® US Core Equity Fund - Class A
Return Before Taxes	10.62%	11.99%
Touchstone Anti-Benchmark® US Core Equity Fund - Class C
Return Before Taxes	14.58%	13.92%
Touchstone Anti-Benchmark® US Core Equity Fund - Institutional Class
Return Before Taxes	16.86%	15.15%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)(1)	18.40%	18.38%
FTSE 3-Month T-Bill Index (reflects no deduction for fees, expenses or taxes)(1)	0.58%	1.52%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	20.96%	19.53%
(1)The Fund changed its benchmark indices from the the S&P 500® Index and the FTSE 3-Month T-Bill Index to the Russell 1000® Index on October 3, 2020 in conjunction with the Fund's name change, change in principal investment strategies and change in sub-advisor.

The Fund’s Management

Investment Advisor

Touchstone Advisors, Inc. serves as the Fund's investment advisor.

Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
TOBAM S.A.S.	Tarik Allouache	Managing the Fund since October 2020; managed the Predecessor Fund from 2019 to October 2020	Portfolio Manager
	Ayaaz Allymun	Managing the Fund since October 2020; managed the Predecessor Fund since its inception in 2018 to October 2020	Portfolio Manager
	Mara Maccagnan	Managing the Fund since October 2020; managed the Predecessor Fund since its inception in 2018 to October 2020	Portfolio Manager
	Guillaume Toison	Managing the Fund since October 2020; managed the Predecessor Fund since its inception in 2018 to October 2020	Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

Fund shares may be purchased and sold on days that the New York Stock Exchange is open for trading. Existing Class A, C and Institutional Class shareholders may purchase shares directly through Touchstone Funds via the transfer agent, BNY Mellon, or through their financial intermediary. Class Y shares are available only through financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRAs and qualified retirement plans cannot be sold via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares, see the “Investing with Touchstone” section of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.

Financial Intermediary Compensation

If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE DYNAMIC DIVERSIFIED INCOME FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Dynamic Diversified Income Fund (the “Fund”) seeks to provide investors with current income.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.  You may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in Touchstone funds.  More information about these and other discounts is available from your financial professional, in the section titled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information ("SAI") on page 49 and 46, respectively, and in Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus. If you purchase Class Y shares through a broker acting solely as an agent on behalf of its customers, that broker may charge you a commission. Such commissions, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

	Class A	Class C	Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None
Wire Redemption Fee*	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%	0.20%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.43%	0.85%	0.62%
Acquired Fund Fees and Expenses (AFFE)	0.52%	0.52%	0.52%
Total Annual Fund Operating Expenses(1)	1.40%	2.57%	1.34%
Fee Waiver and/or Expense Reimbursement(2)	(0.39)%	(0.81)%	(0.58)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)	1.01%	1.76%	0.76%
___________________________________________
*The wire redemption fee is capped at $15. In addition, the wire redemption fee may not exceed two percent (2%) of the amount being redeemed.
(1)Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses and will differ from the ratios of expenses to average net assets that are included in the Fund's annual report for the fiscal year ended December 31, 2020.
(2)Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Strategic Trust (the "Trust") have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.49%, 1.24% and 0.24% of average daily net assets for Classes A, C and Y shares, respectively. This contractual expense limitation is effective through April 29, 2022, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period			Assuming No Redemption
	Class A	Class C	Class Y	Class C
1 Year	$598	$279	$78	$179
3 Years	$885	$722	$367	$722
5 Years	$1,192	$1,293	$679	$1,293
10 Years	$2,064	$2,845	$1,562	$2,845

Portfolio Turnover.  The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund is a “fund-of-funds,” which seeks to achieve its investment goal by investing primarily in a diversified portfolio of fixed-income and equity-income oriented underlying funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds). The majority of the underlying funds in which the Fund invests will be affiliated funds; however, the Fund will have the ability to invest in unaffiliated underlying funds, including exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), to the extent that the desired asset class exposure is not available through Touchstone Funds.

The following table details, under normal circumstances, how the Fund generally expects to allocate its assets among equity, fixed-income, and alternative funds, as of the date of this prospectus.

Allocations	Approximate Allocation Range	Approximate Strategic Allocation
Equity Fund Allocation	25-55%	40%
Fixed-Income Fund Allocation	25-55%	40%
Alternative Fund Allocation	0-30%	20%

The Fund may invest up to 45% of its assets in any individual underlying fund. Though not expected to be a substantial part of the overall strategy of the Fund, the Fund, through its investment in underlying funds, will gain exposure to additional strategies and instruments of the underlying funds, including:  collateralized loan obligations, derivatives (such as futures contracts, options, and swaps), and real estate investments. Several of the underlying funds in which the Fund invests may invest without limit in securities of issuers outside of the United States.  As a result, the Fund will have exposure to foreign markets (including emerging markets). The Fund, through its investment in underlying funds, may also be exposed to equity securities of companies of all market capitalizations, including small-, mid-, and large-cap companies.

The Fund’s sub-advisor, Wilshire Advisers, LLC (“Wilshire”), seeks to develop an optimal model allocation among underlying funds that seeks to maximize “income efficiency,” or yield achieved per unit of risk.  The Fund primarily invests in fixed-income and equity-income oriented funds, ETFs, and ETNs and is dynamically managed as yield and volatility environments change.

Wilshire and the Fund’s Advisor routinely agree on the universe of underlying funds that Wilshire may consider when making allocation decisions.

Wilshire, subject to approval by the Fund’s Advisor, may change the Fund’s target allocation to each asset class, the underlying funds or other securities in each asset class (including the addition or removal of funds from the universe of underlying funds), or target allocations to each underlying fund without prior approval from or notice to shareholders.

For information on the underlying funds, please see the section entitled “Additional Information Regarding the Underlying Funds” under “Principal Investment Strategies and Risks” in the Fund’s prospectus.

The Fund’s Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could return less than other investments. The Fund is subject to direct risks and indirect risks as a result of its investments in underlying funds. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the Federal Deposit Insurance Corporation or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.

Fund-of-Funds Structure Risk: The value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds.  The underlying funds may change their investment goals, policies or practices and there can be no assurance that the underlying funds will achieve their respective investment goals.  Because the Fund invests in mutual funds, shareholders indirectly bear a proportionate share of the expenses charged by the underlying funds in which it invests.  The principal risks of an investment in the Fund include the principal risks of investing in the underlying funds.

The Fund is exposed to the risks of the underlying funds in which it invests in direct proportion to the amount of assets the Fund allocates to each underlying fund.  One underlying fund may buy the same security that another underlying fund is selling.  You would indirectly bear the costs of both trades.  In addition, you may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Fund’s transactions in shares of the underlying funds.  The Fund’s ability to achieve its investment goal depends, in part, upon Wilshire’s skill in selecting an optimal mix of underlying funds.

Additionally, the Fund may invest in ETFs and ETNs, which include different risks than investing in another investment company. Risks of investing in an underlying ETF include the risks of the underlying securities of the index the ETF is designed to track. Further, at times, the portfolio composition and performance of the ETF may not match that of the index. The market price of an ETF's shares may trade at a discount or premium to its NAV and may vary significantly form the NAV of the ETF's shares during periods of market volatility or reduced liquidity. The risks of investing in an underlying ETN include the risks associated with the assets composing the underlying benchmark strategy the ETN is designed to track.

Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Risks of Underlying Funds: The underlying funds, ETFs and ETNs in which the Fund may invest may be subject to the following principal risks.

Equity Securities Risk: An underlying fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry or economic trends and developments, or as a result of irregular and/or unexpected trading activity among retail investors. The prices of securities issued by these companies may decline in response to developments, which could result in a decline in the value of the underlying fund’s shares.

•Large-Cap Risk: Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•Mid-Cap Risk:  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

•Preferred Stock Risk: In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

•Real Estate Investment Trust Risk: Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that primarily invest in commercial real estate or real estate-related loans. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values and rental rates and increases in property taxes. Additionally, REITs typically incur fees that are separate from those of an underlying fund.

•Small-Cap Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources and may be dependent upon a small or inexperienced management group.

Fixed-Income Risk: The market value of an underlying fund’s fixed-income investments responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, an underlying fund’s fixed-income investments will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer an underlying fund’s maturity or duration, the more sensitive the value of an underlying fund’s shares will be to changes in interest rates.

•Asset-Backed Securities Risk: Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of any credit enhancement feature, changes in interest rates, and, at times, the financial condition of the issuer.

•Corporate Loan Risk:  The corporate loans in which an underlying fund invests may be rated below investment grade.  As a result, such corporate loans will be considered speculative with respect to the borrowers’ ability to make payments of interest and principal and will otherwise generally bear risks similar to those associated with non-investment grade securities.  There is a high risk that an underlying fund could suffer a loss from investments in lower rated corporate loans as a result of a default by the borrower. Direct investments in loans may be illiquid and holding a loan could expose the Fund to the risks of being a direct lender.

•Credit Risk: The fixed-income securities in an underlying fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer’s securities to decline in value.

•Interest Rate Risk: In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity, and call features, among other characteristics. The longer a fixed-income security’s duration, the more sensitive it will be to changes in interest rates. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. Recent and potential future changes in government policy may affect interest rates.

•Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a nationally recognized statistical rating organization ("NRSRO") to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings.

•Mortgage-Backed Securities Risk: Some underlying funds may invest in mortgage-backed securities, some of which may not be backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to call risk and extension risk. Because of these risks, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

•Non-Investment-Grade Debt Securities Risk:  Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that an underlying fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Non-investment-grade debt securities may also be less liquid than investment-grade debt securities.

•Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment impacts both the interest rate sensitivity of the underlying asset, such as an asset-backed or mortgage-backed security and its cash flow projections. Therefore, prepayment risk may make it difficult to calculate the average duration of an underlying fund’s asset- or mortgage-backed securities which in turn would make it difficult to assess the interest rate risk of an underlying fund.

•Stressed and Distressed Securities Risk: Distressed securities are speculative and involve significant risks in addition to the risks generally applicable to non-investment grade debt securities.  Distressed securities bear a substantial risk of default, and may be in default at the time of investment.  An underlying fund will generally not receive interest payments on distressed securities, and there is a significant risk that principal will not be repaid, in full or at all.  Distressed securities will likely be illiquid and may be subject to restrictions on resale.

•U.S. Government Securities Risk: Certain U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are generally neither issued nor guaranteed by the U.S. Treasury.

Collateralized Loan Obligations Risk:  Typically, collateralized loan obligations (“CLOs”) are privately offered and sold, and thus are not registered under the securities laws. As a result, an underlying fund may in certain circumstances characterize its investments in CLOs as illiquid.  In assessing liquidity, an underlying fund will consider various factors including whether the CLO may be purchased and sold in Rule 144A transactions and whether an active dealer market exists.  CLOs are subject to the typical risks associated with debt instruments (i.e., interest rate risk and credit risk). Additional risks of CLOs include the possibility that distributions from collateral securities will be insufficient to make interest or other payments, the potential for a decline in the quality of the collateral, and the possibility that an underlying fund may invest in a subordinate tranche of a CLO.

Convertible Securities Risk: Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying security.

Derivatives Risk: The use of derivatives may expose an underlying fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Risks associated with derivatives may include correlation risk, which is the risk that the derivative does not correlate well with the security, index, or currency to which it relates, and the risk that the derivative may not have the intended effects. The use of derivatives to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

•Forward Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

•Futures Contracts Risk: The risks associated with an underlying fund’s futures positions include liquidity and counterparty risks associated with derivative instruments.

•Leverage Risk: Leverage occurs when an underlying fund uses derivatives (such as futures or options), or similar instruments or techniques to gain exposure to investments in an amount that exceeds an underlying fund’s initial investment. The use of leverage magnifies changes in an underlying fund’s net asset value and thus results in increased portfolio volatility and increased risk of loss. Leverage can create an interest expense that may lower the Fund's overall returns. There can be no guarantee that a leveraging strategy will be successful.

•Options Risk: Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the sub-advisor is incorrect in its expectation of price fluctuations. Options, whether exchange traded or over-the-counter, may also be illiquid.

•Swap Agreements Risk: Swap agreements (“swaps”) are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps may increase or decrease the overall volatility of the investments of the underlying fund and its share price. The performance of swaps may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. A swap can be a form of leverage, which can magnify the Fund’s gains or losses.

Counterparty Risk: A counterparty (the other party to a transaction or an agreement or the party with whom an underlying fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of an underlying fund’s investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

•Depositary Receipts Risk: Foreign receipts, which include ADRs, GDRs, and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities.

•Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce an underlying fund’s returns because an underlying fund may be unable to transact at advantageous times or prices, or at all.

Non-Diversification Risk: An underlying fund may be non-diversified, which means that it may invest a greater percentage of its assets than a diversified mutual fund in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of an underlying fund’s investment performance, as an underlying fund may be more susceptible to risks associated with a single economic, political, or regulatory event.

Pay-In-Kind Bonds Risk: Pay-in-kind bonds, a type of mezzanine financing, are securities that, at the issuer’s option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

Portfolio Turnover Risk: An underlying fund may engage in active and frequent trading, which may result in increased transaction costs to the underlying fund. This risk also applies to the Fund, which may engage in active and frequent trading of underlying funds resulting in increased transaction costs to the Fund.

Real Estate Industry Risk:  Since an underlying fund’s investments may be concentrated in the real estate industry, it is subject to the risk that the real estate industry will underperform the broader market, as well as the risk that issuers in the industry will be similarly impacted by market conditions, legislative or regulatory changes, or competition. The real estate industry is particularly sensitive to economic downturns.

Rule 144A Securities Risk: Rule 144A securities are restricted securities that may be purchased only by qualified institutional buyers in reliance on an exemption from federal registration requirements. Investing in Rule 144A securities may reduce the liquidity of the Fund's portfolio if an adequate institutional trading market for these securities does not exist. Prices of Rule 144A securities often reflect a discount, which may be significant, from the market price of comparable exchange-listed securities for which a liquid trading market exists.

Short Sales Risk:  In a short sale, an underlying fund sells a security or other financial instrument, such as a futures contract, that it does not own.  To complete the transaction, the underlying fund must borrow the security to make delivery to the buyer.  An underlying fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement.  If the price of the security sold short rises between the time an underlying fund sells the security short and the time an underlying fund replaces the security sold short, an underlying fund will realize a loss on the transaction.

Value Investing Risk: Value investing presents the risk that an underlying fund’s security holdings may never reach their full market value because the market fails to recognize what the portfolio managers consider the true business value or because the portfolio managers have misjudged those values. In addition, value investing may fall out of favor and underperform growth or other styles of investing during given certain periods.
The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years, and ten years compare with the Bloomberg Barclays U.S. Aggregate Bond Index and MSCI All Country World Index (ACWI).  The bar chart does not reflect any sales charges, which would reduce your return.  The performance table reflects any applicable sales charges. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.

On November 23, 2015, the Fund changed its name, principal investment strategies and sub-advisor.  Performance presented prior to such date should not be attributed to the Fund's current sub-advisor, Wilshire. The Fund's performance shown below might have differed materially if Wilshire had managed the Fund pursuant to its current strategies prior to November 23, 2015.

Touchstone Dynamic Diversified Income Fund — Class A Shares Total Return as of December 31

Best Quarter: Second Quarter 2020 11.40%	Worst Quarter: First Quarter 2020 (17.02)%

After-tax returns are calculated using the highest individual marginal federal income tax rates in effect on a given distribution reinvestment date and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an individual retirement account ("IRA"), 401(k), or other tax-advantaged account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares' after-tax returns. The Return After Taxes on Distributions and Sale of Fund Shares may be greater than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of fund shares.

Average Annual Total Returns
For the periods ended December 31, 2020

	1 Year	5 Years	10 Years
Touchstone Dynamic Diversified Income Fund — Class A
Return Before Taxes	(2.59)%	4.13%	4.69%
Return After Taxes on Distributions	(4.07)%	2.60%	3.51%
Return After Taxes on Distributions and Sale of Fund Shares	(1.60)%	2.55%	3.21%
Touchstone Dynamic Diversified Income Fund — Class C
Return Before Taxes	0.70%	4.57%	4.68%
Touchstone Dynamic Diversified Income Fund — Class Y
Return Before Taxes	2.80%	5.64%	5.58%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
MSCI ACWI(1) (reflects no deduction for fees, expenses or taxes)	16.25%	12.26%	9.13%
(1) The MSCI ACWI returns disclosed are net of withholding taxes.

The Fund’s Management

Investment Advisor

Touchstone Advisors, Inc. serves as the Fund's investment advisor.

Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Wilshire Advisers, LLC	Nathan Palmer, CFA	Since 2015	Managing Director, Portfolio Manager
	Anthony Wicklund, CFA, CAIA	Since 2015	Managing Director, Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C & Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

Fund shares may be purchased and sold on days that the New York Stock Exchange is open for trading.  Existing Class A and C shareholders may purchase shares directly through Touchstone Funds via the transfer agent, BNY Mellon, or through their financial intermediary.  Class Y shares are available only through financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRAs and qualified retirement plans cannot be sold via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares, see the “Investing with Touchstone” section of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.

Financial Intermediary Compensation

If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE DYNAMIC GLOBAL ALLOCATION FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Dynamic Global Allocation Fund (the “Fund”) seeks to provide investors with capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.  You may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in Touchstone funds. More information about these and other discounts is available from your financial professional, in the section titled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information ("SAI") on page 49 and 46, respectively, and in Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus. If you purchase Class Y shares through a broker acting solely as an agent on behalf of its customers, that broker may charge you a commission. Such commissions, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

	Class A	Class C	Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None
Wire Redemption Fee*	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%	0.25%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.41%	0.78%	0.63%
Acquired Fund Fees and Expenses (AFFE)	0.60%	0.60%	0.60%
Total Annual Fund Operating Expenses(1)	1.51%	2.63%	1.48%
Fee Waiver and/or Expense Reimbursement(2)	(0.42)%	(0.79)%	(0.64)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)	1.09%	1.84%	0.84%
__________________________________________
*The wire redemption fee is capped at $15. In addition, the wire redemption fee may not exceed two percent (2%) of the amount being redeemed.
(1)Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses and will differ from the ratios of expenses to average net assets that are included in the Fund's annual report for the fiscal year ended December 31, 2020.
(2)Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Strategic Trust (the "Trust") have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.49%, 1.24% and 0.24% of average daily net assets for Classes A, C and Y shares, respectively. This contractual expense limitation is effective through April 29, 2022, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period			Assuming No Redemption
	Class A	Class C	Class Y	Class C
1 Year	$606	$287	$86	$187
3 Years	$914	$742	$405	$742
5 Years	$1,245	$1,325	$747	$1,325
10 Years	$2,177	$2,905	$1,714	$2,905

Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund is a “fund-of-funds,” which seeks to achieve its investment goal by primarily investing in a diversified portfolio of underlying equity and fixed-income funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds). The majority of the underlying funds in which the Fund invests will be affiliated funds; however, the Fund will have the ability to invest in unaffiliated underlying funds, including exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), to the extent that the desired asset class exposure is not available through Touchstone Funds.  Under normal circumstances, the Fund (through its investment in underlying funds) will invest at least 40% of its portfolio in securities of issuers outside of the United States.

The following table details, under normal circumstances, how the Fund generally expects to allocate its assets among equity and fixed-income funds, as of the date of this prospectus.

Allocations	Approximate Allocation Range	Approximate Strategic Allocation
Equity Fund Allocation	45-75%	60%
Fixed-Income Fund Allocation	25-55%	40%

The Fund may invest up to 45% of its assets in any individual underlying fund. Several of the underlying funds in which the Fund invests may invest without limit in securities of issuers outside of the United States.  As a result, the Fund will have exposure to foreign markets (including emerging markets). The Fund, through its investment in underlying funds, may also be exposed to equity securities of companies of all market capitalizations, including small-, mid-, and large-cap companies. Though not expected to be a substantial part of the overall strategy of the Fund, the Fund, through its investment in underlying funds, will gain exposure to additional strategies and instruments of the underlying funds, including:  collateralized loan obligations, derivatives (such as futures contracts, options, and swaps), and real estate investments.

The Fund’s sub-advisor, Wilshire Advisers, LLC (“Wilshire”), seeks to develop an optimal model allocation among underlying funds that seeks to provide capital appreciation through global exposure to a broad array of assets classes and investment strategies. The underlying funds encompass funds with both growth and income objectives.

Wilshire and the Fund’s Advisor routinely agree on the universe of underlying funds that Wilshire may consider when making allocation decisions. Wilshire, subject to approval by the Fund’s Advisor, may change the Fund’s target allocation to each asset class, the underlying funds in each asset class (including the addition or removal of funds from the universe of underlying funds), or target allocations to each underlying fund without prior approval from or notice to shareholders.

For information on the underlying funds, please see the section entitled “Additional Information Regarding the Underlying Funds” under “Principal Investment Strategies and Risks” in the Fund’s prospectus.

The Fund’s Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could return less than other investments.  The Fund is subject to direct risks and indirect risks as a result of its investments in underlying funds. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the Federal Deposit Insurance Corporation or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.

Fund-of-Funds Structure Risk: The value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds.  The underlying funds may change their investment goals, policies or practices and there can be no assurance that the underlying funds will achieve their respective investment goals.  Because the Fund invests in mutual funds, shareholders indirectly bear a proportionate share of the expenses charged by the underlying funds in which it invests.  The principal risks of an investment in the Fund include the principal risks of investing in the underlying funds.

The Fund is exposed to the risks of the underlying funds in which it invests in direct proportion to the amount of assets the Fund allocates to each underlying fund.  One underlying fund may buy the same security that another underlying fund is selling.  You would indirectly bear the costs of both trades.  In addition, you may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Fund’s transactions in shares of the underlying funds.  The Fund’s ability to achieve its investment goal depends, in part, upon Wilshire’s skill in selecting an optimal mix of underlying funds.

Additionally, the Fund may invest in ETFs and ETNs, which include different risks than investing in another investment company. Risks of investing in an underlying ETF include the risks of the underlying securities of the index the ETF is designed to track. Further, at times, the portfolio composition and performance of the ETF may not match that of the index. The market price of an ETF's shares may trade at a discount or premium to its NAV and may vary significantly form the NAV of the ETF's shares during periods of market volatility or reduced liquidity. The risks of investing in an underlying ETN include the risks associated with the assets composing the underlying benchmark strategy the ETN is designed to track.

Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Risks of Underlying Funds: The underlying funds, ETFs and ETNs in which the Fund may invest may be subject to the following principal risks.

Equity Securities Risk: An underlying fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry or economic trends and developments, or as a result of irregular and/or unexpected trading activity among retail investors. The prices of securities issued by these companies may decline in response to developments, which could result in a decline in the value of the underlying fund’s shares.

•Large-Cap Risk: Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•Mid-Cap Risk:  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

•Preferred Stock Risk: In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

•Real Estate Investment Trust Risk: Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that primarily invest in commercial real estate or real estate-related loans. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values and rental rates and increases in property taxes. Additionally, REITs typically incur fees that are separate from those of an underlying fund.

•Small-Cap Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources and may be dependent upon a small or inexperienced management group.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of an underlying fund’s investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

•Depositary Receipts Risk: Foreign receipts, which include ADRs, GDRs, and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities.

•Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.

•Frontier Markets Risk: Frontier markets have similar risks to emerging markets, except that these risks are often magnified in a frontier market due to its smaller and less developed economy. As a result, frontier markets may experience greater changes in market or economic conditions, financial stability, price volatility, currency fluctuations, and other risks inherent in foreign securities.

Fixed-Income Risk: The market value of an underlying fund’s fixed-income investments responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, an underlying fund’s fixed-income investments will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer an underlying fund’s maturity or duration, the more sensitive the value of an underlying fund’s shares will be to changes in interest rates.

•Asset-Backed Securities Risk: Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of any credit enhancement feature, changes in interest rates, and, at times, the financial condition of the issuer.

•Corporate Loan Risk:  The corporate loans in which an underlying fund invests may be rated below investment grade.  As a result, such corporate loans will be considered speculative with respect to the borrowers’ ability to make payments of interest and principal and will otherwise generally bear risks similar to those associated with non-investment grade securities.  There is a high risk that an underlying fund could suffer a loss from investments in lower rated corporate loans as a result of a default by the borrower. Direct investments in loans may be illiquid and holding a loan could expose the Fund to the risks of being a direct lender.

•Credit Risk: The fixed-income securities in an underlying fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer’s securities to decline in value.

•Interest Rate Risk: In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity, and call features, among other characteristics. The longer a fixed-income security’s duration, the more sensitive it will be to changes in interest rates. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. Recent and potential future changes in government policy may affect interest rates.

•Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a nationally recognized statistical rating organization ("NRSRO") to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings.

•Mortgage-Backed Securities Risk: Some underlying funds may invest in mortgage-backed securities, some of which may not be backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to call risk and extension risk. Because of these risks, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

•Non-Investment-Grade Debt Securities Risk:  Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that an underlying fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Non-investment-grade debt securities may also be less liquid than investment-grade debt securities.

•Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment impacts both the interest rate sensitivity of the underlying asset, such as an asset-backed or mortgage-backed security and its cash flow projections. Therefore, prepayment risk may make it difficult to calculate the average duration of an underlying fund’s asset- or mortgage-backed securities which in turn would make it difficult to assess the interest rate risk of an underlying fund.

•Stressed and Distressed Securities Risk: Distressed securities are speculative and involve significant risks in addition to the risks generally applicable to non-investment grade debt securities.  Distressed securities bear a substantial risk of default, and may be in default at the time of investment.  An underlying fund will generally not receive interest payments on distressed securities, and there is a significant risk that principal will not be repaid, in full or at all.  Distressed securities will likely be illiquid and may be subject to restrictions on resale.

•U.S. Government Securities Risk: Certain U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are generally neither issued nor guaranteed by the U.S. Treasury.

Collateralized Loan Obligations Risk:  Typically, collateralized loan obligations (“CLOs”) are privately offered and sold, and thus are not registered under the securities laws. As a result, an underlying fund may in certain circumstances characterize its investments in CLOs as illiquid.  In assessing liquidity, an underlying fund will consider various factors including whether the CLO may be purchased and sold in Rule 144A transactions and whether an active dealer market exists.  CLOs are subject to the typical risks associated with debt instruments (i.e., interest rate risk and credit risk). Additional risks of CLOs include the possibility that distributions from collateral securities will be insufficient to make interest or other payments, the potential for a decline in the quality of the collateral, and the possibility that an underlying fund may invest in a subordinate tranche of a CLO.

Convertible Securities Risk: Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying security.

Derivatives Risk: The use of derivatives may expose an underlying fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Risks associated with derivatives may include correlation risk, which is the risk that the derivative does not correlate well with the security, index, or currency to which it relates, and the risk that the derivative may not have the intended effects. The use of derivatives to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

•Forward Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

•Futures Contracts Risk: The risks associated with an underlying fund’s futures positions include liquidity and counterparty risks associated with derivative instruments.

•Leverage Risk: Leverage occurs when an underlying fund uses derivatives (such as futures or options), or similar instruments or techniques to gain exposure to investments in an amount that exceeds an underlying fund’s initial investment. The use of leverage magnifies changes in an underlying fund’s net asset value and thus results in increased portfolio volatility and increased risk of loss. Leverage can create an interest expense that may lower the Fund's overall returns. There can be no guarantee that a leveraging strategy will be successful.

•Options Risk: Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the sub-advisor is incorrect in its expectation of price fluctuations. Options, whether exchange traded or over-the-counter, may also be illiquid.

•Swap Agreements Risk: Swap agreements (“swaps”) are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps may increase or decrease the overall volatility of the investments of the underlying fund and its share price. The performance of swaps may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. A swap can be a form of leverage, which can magnify the Fund’s gains or losses.

Counterparty Risk: A counterparty (the other party to a transaction or an agreement or the party with whom an underlying fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Growth-Investing Risk:  Growth-oriented funds may underperform when value investing is in favor, and growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce an underlying fund’s returns because an underlying fund may be unable to transact at advantageous times or prices, or at all.

Non-Diversification Risk: An underlying fund may be non-diversified, which means that it may invest a greater percentage of its assets than a diversified mutual fund in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of an underlying fund’s investment performance, as an underlying fund may be more susceptible to risks associated with a single economic, political, or regulatory event.

Pay-In-Kind Bonds Risk: Pay-in-kind bonds, a type of mezzanine financing, are securities that, at the issuer’s option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

Portfolio Turnover Risk: An underlying fund may engage in active and frequent trading, which may result in increased transaction costs to the underlying fund. This risk also applies to the Fund, which may engage in active and frequent trading of underlying funds resulting in increased transaction costs to the Fund.

Rule 144A Securities Risk: Rule 144A securities are restricted securities that may be purchased only by qualified institutional buyers in reliance on an exemption from federal registration requirements. Investing in Rule 144A securities may reduce the liquidity of the Fund's portfolio if an adequate institutional trading market for these securities does not exist. Prices of Rule 144A securities often reflect a discount, which may be significant, from the market price of comparable exchange-listed securities for which a liquid trading market exists.

Sector Focus Risk: An underlying fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, an underlying fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the underlying fund’s net asset value with a magnified effect on the total return.

Real Estate Industry Risk:  Since an underlying fund’s investments may be concentrated in the real estate industry, it is subject to the risk that the real estate industry will underperform the broader market, as well as the risk that issuers in the industry will be similarly impacted by market conditions, legislative or regulatory changes, or competition. The real estate industry is particularly sensitive to economic downturns.

Short Sales Risk:  In a short sale, an underlying fund sells a security or other financial instrument, such as a futures contract, that it does not own.  To complete the transaction, the underlying fund must borrow the security to make delivery to the buyer.  An underlying fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement.  If the price of the security sold short rises between the time an underlying fund sells the security short and the time an underlying fund replaces the security sold short, an underlying fund will realize a loss on the transaction.

Value Investing Risk: Value investing presents the risk that an underlying fund’s security holdings may never reach their full market value because the market fails to recognize what the portfolio managers consider the true business value or because the portfolio managers have misjudged those values. In addition, value investing may fall out of favor and underperform growth or other styles of investing during given certain periods.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years and ten years compare with the MSCI All Country World Index (ACWI) and Bloomberg Barclays Global Aggregate Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The performance table reflects any applicable sales charges. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.

On November 23, 2015, the Fund changed its name, principal investment strategies and sub-advisor.  Performance presented prior to such date should not be attributed to the Fund's current sub-advisor, Wilshire . The Fund's performance shown below might have differed materially if Wilshire had managed the Fund pursuant to its current strategies prior to November 23, 2015.

Touchstone Dynamic Global Allocation Fund — Class A Shares Total Return as of December 31

Best Quarter: Second Quarter 2020 14.06%	Worst Quarter: First Quarter 2020 (15.20)%

After-tax returns are calculated using the highest individual marginal federal income tax rates in effect on a given distribution reinvestment date and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an individual retirement account

("IRA"), 401(k), or other tax-advantaged account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares' after-tax returns.

Average Annual Total Returns
For the periods ended December 31, 2020

	1 Year	5 Years	10 Years
Touchstone Dynamic Global Allocation Fund—Class A
Return Before Taxes	7.48%	6.29%	6.22%
Return After Taxes on Distributions	6.19%	4.65%	4.86%
Return After Taxes on Distributions and Sale of Fund Shares	4.39%	4.40%	4.51%
Touchstone Dynamic Global Allocation Fund—Class C
Return Before Taxes	11.28%	6.75%	6.21%
Touchstone Dynamic Global Allocation Fund—Class Y
Return Before Taxes	13.23%	7.80%	7.11%
MSCI ACWI(1) (reflects no deduction for fees, expenses or taxes)	16.25%	12.26%	9.13%
Bloomberg Barclays Global Aggregate Index (reflects no deduction for fees, expenses or taxes)	9.20%	4.79%	2.83%
(1) The MSCI ACWI returns disclosed are net of withholding taxes.

The Fund’s Management

Investment Advisor

Touchstone Advisors, Inc. serves as the Fund's investment advisor.

Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Wilshire Advisers, LLC	Nathan Palmer, CFA	Since 2015	Managing Director, Portfolio Manager
	Anthony Wicklund, CFA, CAIA	Since 2015	Managing Director, Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C & Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

Fund shares may be purchased and sold on days that the New York Stock Exchange is open for trading.  Existing Class A and C shareholders may purchase shares directly through Touchstone Funds via the transfer agent, BNY Mellon, or through their financial intermediary. Class Y shares are available only through financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRAs and qualified retirement plans cannot be sold via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares, see the “Investing with Touchstone” section of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

 The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.

Financial Intermediary Compensation

If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE SANDS CAPITAL INTERNATIONAL GROWTH FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Sands Capital International Growth Fund (the “Fund”) seeks long-term capital appreciation.
The Fund’s Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. More information is available from your financial professional, in the section titled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information ("SAI") on page 49 and 46, respectively. If you purchase Class Y shares through a broker acting solely as an agent on behalf of its customers, that broker may charge you a commission. Such commissions, if any, are not charged by the Fund and are not reflected in the fee table or expense example below. An investor transacting in Class R6 shares, which do not have any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution, may be required to pay a commission to a broker for effecting such transactions on an agency basis. Such commissions are not reflected in the table or in the "Example" below.

	Class Y	Institutional Class	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fees	None	None	None
Other Expenses(1)	0.47%	0.41%	0.41%
Total Annual Fund Operating Expenses	1.27%	1.21%	1.21%
Fee Waiver or Expense Reimbursement(2)	(0.29)%	(0.33)%	(0.39)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(2)	0.98%	0.88%	0.82%
___________________________________________
(1) Other Expenses are estimated based on fees and expenses incurred by other funds within the Touchstone fund complex during the most recent fiscal year. The Fund commenced operations on March 8, 2021.
(2)Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Strategic Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.98%, 0.88%, and 0.82% of average daily net assets for Class Y, Institutional Class, and Class R6 shares, respectively. This contractual expense limitation is effective through April 29, 2022, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class Y	Institutional Class	Class R6
1 Year	$100	$90	$84
3 Years	$374	$351	$345
Portfolio Turnover.  The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. The Fund commenced operations on March 8, 2021 and therefore does not yet have a portfolio turnover rate.

The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets (including borrowings for investment purposes) in equity and equity-related securities issued by companies in foreign countries. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. The Fund invests primarily in a portfolio of equity securities such as common stock, preferred stock, and depositary receipts. The Fund will generally consider qualifying investments to be in companies that are organized under the laws of, or maintain their principal place of business in a foreign country; have securities that are principally traded in such countries; or derive at least 50% of revenues or profits from, or have at least 50% of their productive assets (as determined by Sands Capital Management, LLC ("Sands Capital")) in such countries. The Fund may also invest up to 30% of its assets in issuers in emerging market or frontier market countries. The Fund generally invests in a concentrated portfolio of 25 to 40 issuers, with position sizes weighted by the conviction the Fund's sub-advisor, Sands Capital, has in the investment opportunity. Issuers are selected through fundamental research undertaken by Sands Capital.

In selecting securities for the Fund, Sands Capital utilizes proprietary, fundamental, business-focused research to identify companies for investment that it believes have the capacity to generate sustainable, above-average growth over a five-year time horizon. This “bottom-up” approach to investment selection focuses on a company’s long-term business fundamentals, as opposed to sector or regional allocations. Therefore, the Fund may overweight certain geographies or sectors and may underweight other geographies or sectors relative to the stated benchmark. Sands Capital seeks to identify leading growth businesses that meet the following criteria:

•Sustainable above-average earnings growth
•Leadership position in a promising business space
•Significant competitive advantage/unique business franchise
•Clear mission and value-added focus
•Financial strength
•Rational valuation relative to the market and business prospects

As an integral part of the evaluation of a company, Sands Capital considers corporate governance, social, and environmental practices (collectively, "ESG") when it believes such practices may be material to the long-term shareowner value-creation potential of the company. Sands Capital utilizes proprietary ESG-related research to enhance its evaluation of portfolio businesses. The relevance and materiality of ESG practices vary and are highly dependent on the region, country, industry, and company. Sands Capital’s analysis of these practices is integrated into the investment decision‐making process to the extent it believes they may affect a company’s value‐creation potential.

Sands Capital generally intends for the Fund’s investments to be held for an average term of three to five years, although the Fund may hold any investment for any length of time. Sands Capital generally considers selling a security when it no longer meets the investment criteria outlined above, for risk management purposes, or if a more attractive investment opportunity presents itself.

The Fund is non-diversified and may invest a significant percentage of its assets in securities of a single company.

The Fund’s Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the Federal Deposit Insurance Corporation (the "FDIC") or any other federal government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, or as a result of irregular and/or unexpected trading activity among retail investors. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•Preferred Stock Risk: In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

•Depositary Receipts Risk: Foreign receipts, which include American Depositary Receipts, Global Depositary Receipts, and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities.

•Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.

•Frontier Markets Risk: Frontier markets have similar risks to emerging markets, except that these risks are often magnified in a frontier market due to its smaller and less developed economy. As a result, frontier markets may experience greater changes in market or economic conditions, financial stability, price volatility, currency fluctuations, and other risks inherent in foreign securities.

Growth-Investing Risk: Growth-oriented funds may underperform when value investing is in favor, and growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.

Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than a diversified mutual fund in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event.
Sector Focus Risk: A fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector.

ESG Investing Risk: Sands Capital may consider ESG factors in the discovery, evaluation, purchase, monitoring and sale of businesses for the Fund's portfolio. This ESG consideration may cause the Fund to forgo opportunities to buy certain securities, or forgo opportunities to gain exposure to certain industries, sectors, regions and countries. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so.

The Fund’s Performance

The Fund’s performance information is only shown when it has had a full calendar year of operations. Since the Fund commenced operations on March 8, 2021, there is no performance information included in this prospectus.

The Fund’s Management

Investment Advisor

Touchstone Advisors, Inc. serves as the Fund's investment advisor.

Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Sands Capital Management, LLC	Sunil H. Thakor	Managing the Fund since its inception in March 2021	Senior Portfolio Manager
	Ashraf A. Haque	Managing the Fund since its inception in March 2021	Senior Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

Class R6 shares held on the Fund’s records require a $50,000 minimum initial investment and have a $50 subsequent investment minimum. Financial intermediaries may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class Y shares are available only through financial intermediaries who have appropriate selling agreements in place with Touchstone Securities, Inc. ("Touchstone Securities"). Institutional Class shares are available through Touchstone Securities or your financial intermediary. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRA and qualified retirement plans cannot be sold by telephone or via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.

Financial Intermediary Compensation

If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

How Do The Funds Implement Their Investment Goal?

The investment goal(s) and principal investment strategies of Touchstone Anti-Benchmark® US Core Equity Fund (formerly, Touchstone Dynamic Equity Fund) ("Anti-Benchmark® US Core Equity Fund"), Touchstone Dynamic Diversified Income Fund (“Dynamic Diversified Income Fund”), Touchstone Dynamic Global Allocation Fund (“Dynamic Global Allocation Fund”) and Touchstone Sands Capital International Growth Fund ("Sands Capital International Growth Fund") (each a “Fund” and collectively, the “Funds”) are described in the "Principal Investment Strategies" sections in each Fund's summary above.

Touchstone Anti-Benchmark® US Core Equity Fund. In managing the Fund, TOBAM seeks to track the total return, before fees and expenses, of the TOBAM Anti–Benchmark® US Core Equity Index (the "Index"). The Index is a proprietary rules–based index created by the Fund's sub–advisor, TOBAM, that is designed to create a more diversified equity portfolio of U.S. equity securities relative to traditional market capitalization weighted benchmarks. The Fund intends to fully replicate the Index to achieve its investment objective, meaning the Fund will generally invest in all of the component securities of the Index in the same approximate proportions as the Index. The Index will typically hold approximately 70 to 100 securities. The Index typically is reconstituted (i.e., Index constituents are added or deleted and weights are reset) and rebalanced monthly. The Fund will be reconstituted and rebalanced following the same schedule as the Index.
The equity securities that comprise the Index include common stock and preferred stock. These securities may be listed on an exchange or traded over-the-counter. TOBAM will exclude an issuer from the Index if its activities do not meet the criteria for socially responsible investing, such as the production or sale of unconventional weapons, production of tobacco, production of coal or coal-based energy, serious or systematic human rights violations, severe environmental damage, gross corruption, or other particularly serious violation of ethical norms.

The Index is based on TOBAM's proprietary quantitative model, which selects and weights companies to maximize diversification. TOBAM quantitatively selects securities, subject to certain constraints, that maximize the portfolio's patented Diversification Ratio®, a proprietary mathematical metric based on the volatility of each Index constituent and its correlation to the other Index constituents. Such constraints include a minimum and maximum weight for any given stock. TOBAM's Anti-Benchmark® strategy seeks to avoid the concentration risk that exists in traditional market capitalization-weighted indices through its quantitative approach to diversification.

Touchstone Dynamic Diversified Income Fund and Touchstone Dynamic Global Allocation Fund (together, the "Allocation Funds"). Each Allocation Fund is a “fund-of-funds,” which seeks to achieve its investment goal by investing primarily in a diversified portfolio of underlying funds. In implementing each Allocation Fund's investment goals and strategies, Wilshire Advisers, LLC ("Wilshire") and the Fund’s Advisor periodically agree on the universe of underlying funds that Wilshire may consider when making allocation decisions. Wilshire believes that both qualitative and quantitative components are crucial elements towards constructing portfolios.  The process seeks to generate target allocation exposures that integrate Wilshire’s macroeconomic views, strategy insights, and robust analytics to develop a portfolio that performs in a variety of market environments.

Wilshire, subject to approval by the Fund’s Advisor, may change a Fund’s target allocation to each asset class, the underlying funds in each asset class (including the addition or removal of funds from the universe of underlying funds), or target allocations to each underlying fund without prior approval from or notice to shareholders.

Decisions to sell shares of the underlying funds are made to adjust an Allocation Fund's target allocation based on Wilshire’s view of the underlying fund’s characteristics and other allocation criteria, to facilitate redemptions, or as a result of periodic rebalancing of an Allocation Fund’s holdings. For information on the underlying funds, please see the section entitled “Additional Information Regarding the Underlying Funds” below.

Touchstone Sands Capital International Growth Fund. In selecting securities for the Fund, Sands Capital Management, LLC ("Sands Capital") utilizes proprietary, fundamental, business-focused research to identify companies for investment that it believes have the capacity to generate sustainable, above-average growth over a five-year time horizon. This “bottom-up” approach to investment selection focuses on a company’s long-term business fundamentals, as opposed to sector or regional allocations. Therefore, the Fund may overweight certain geographies or sectors and may underweight other geographies or sectors relative to the stated benchmark. Sands Capital seeks to identify leading growth businesses that meet the following criteria:

•Sustainable above-average earnings growth

•Leadership position in a promising business space
•Significant competitive advantage/unique business franchise
•Clear mission and value-added focus
•Financial strength
•Rational valuation relative to the market and business prospects

As an integral part of the evaluation of a business’s fit with the criteria outlined above, Sands Capital considers corporate governance, social, and environmental practices (collectively, "ESG") when it believes such practices may be material to the long-term shareowner value-creation potential of the company. Sands Capital utilizes proprietary ESG-related research to enhance its evaluation of portfolio businesses. The relevance and materiality of ESG practices vary and are highly dependent on the region, country, industry, and company. Sands Capital’s analysis of these practices is integrated into the investment decision‐making process to the extent it believes they may affect a company’s value‐creation potential.

Sands Capital generally intends for the Fund’s investments to be held for an average term of three to five years, although the Fund may hold any investment for any length of time. Sands Capital generally considers selling a security when it no longer meets the investment criteria outlined above, for risk management purposes, or if a more attractive investment opportunity presents itself.

Can a Fund Depart From its Principal Investment Strategies?

In addition to the investments and strategies described in this prospectus, each Fund may invest in other securities, use other strategies and engage in other investment practices. These permitted investments and strategies are described in detail in the Funds’ Statement of Additional Information (“SAI”).

Each Fund’s investment goal is non-fundamental, and may be changed by the Board of Trustees (the “Board”) without shareholder approval.  Shareholders will be notified at least 60 days before any change takes effect.

The investments and strategies described throughout this prospectus are those that the Funds use under normal circumstances.  During unusual economic or market conditions, or for temporary defensive purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements, and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Funds’ goals.  This defensive investing may increase a Fund’s taxable income, and when a Fund is invested defensively, it may not achieve its investment goal.  A Fund will do so only if the Fund’s sub-advisor believes that the risk of loss in using the Fund’s normal strategies and investments outweighs the opportunity for gains.  Of course, there can be no guarantee that any Fund will achieve its investment goal.

80% Investment Policy. The Anti-Benchmark® US Core Equity Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its “assets” in certain types of investments suggested by its name (the “80% Policy”). For purposes of this 80% Policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy. This policy may be changed by the Board without shareholder approval. Shareholders will be notified at least 60 days' before any change in the Fund's 80% Policy takes effect.

Other Investment Companies.  A Fund may invest in securities issued by other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") the rules thereunder and applicable Securities and Exchange Commission (“SEC”) staff interpretations thereof, or applicable exemptive relief granted by the SEC.

Lending of Portfolio Securities. The Funds may lend their portfolio securities to brokers, dealers, and financial institutions under guidelines adopted by the Board, including a requirement that a Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. More information on securities lending is available in the SAI.

ReFlow Liquidity Program. The Funds may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. In the event the Fund uses the ReFlow service, the Fund will pay a fee to ReFlow each time ReFlow purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.

Additional Information Regarding the Underlying Funds (Allocation Funds only). The following is a summary of the investment goals and principal investments of the affiliated underlying funds in which the Allocation Funds may invest.  The majority of the underlying funds in which the Allocation Funds invest will be affiliated funds; however, the Allocation Funds have the ability to invest in unaffiliated underlying funds, including ETFs and exchange-traded notes (“ETNs”), to the extent that the desired asset class exposure is not available through the Touchstone Funds.

The underlying funds in which the Allocation Funds may invest may change from time to time and the Allocation Funds may invest in other underlying funds (including unaffiliated funds) that are not listed below at the discretion of Wilshire, the Allocation Funds' sub-advisor, subject to approval by Touchstone Advisors, without prior notice to or approval by shareholders. These summaries do not reflect all of the investment policies and strategies that are disclosed in each affiliated underlying fund’s prospectus.  For a complete description of the affiliated underlying funds’ investment strategies and policies, please see the affiliated underlying funds’ prospectuses and statements of additional information, which are available without charge on the Touchstone Funds’ website at TouchstoneInvestments.com or by calling 1.800.543.0407.

Underlying Funds	Investment Goal	Principal Investments
Touchstone Credit Opportunities Fund	The Fund seeks absolute total return, primarily from income and capital appreciation.	The Fund invests, under normal circumstances, at least 80% of its assets (including the amount of borrowings for investment purposes) in U.S. and non-U.S. debt instruments.

Touchstone Anti-Benchmark® US Core Equity Fund	The Fund seeks capital appreciation.	The Fund normally invests at least 80% of its assets in equity securities.

Touchstone Flexible Income Fund	The Fund seeks total return through a combination of income and capital appreciation.	The Fund normally invests at least 80% of its assets in income-producing securities such as investment grade corporate bonds, high yield bonds (i.e., junk bonds), preferred stocks, municipal bonds, and U.S. Treasuries.

Touchstone Focused Fund	The Fund seeks capital appreciation.	The Fund invests, under normal market conditions, at least 80% of its assets in equity securities.

Touchstone Growth Opportunities Fund	The Fund seeks long-term growth of capital.	The Fund invests primarily in stocks of domestic growth companies.

Touchstone High Yield Fund	The Fund seeks to achieve a high level of income as its main goal. Capital appreciation is a secondary consideration.	The Fund normally invests at least 80% of its net assets (including borrowings for investment purposes) in non-investment-grade debt securities.

Touchstone Impact Bond Fund	The Fund seeks current income. Capital appreciation is a secondary goal.	The Fund invests, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in fixed-income securities.

Touchstone International Growth Fund	The Fund seeks to achieve long-term capital appreciation.	Under normal circumstances, the Fund primarily invests its assets in equity securities of foreign issuers. Equity securities include, but are not limited to, common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.

Touchstone Mid Cap Fund	The Fund seeks long-term capital growth.	The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of medium capitalization U.S. listed companies.

Touchstone International ESG Equity Fund	The Fund seeks long-term growth of capital.	The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of non-U.S. companies that meet certain financial and environmental, social, and governance ("ESG") criteria.

Touchstone Small Cap Value Fund	The Fund seeks long-term capital growth.	The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of companies with small market capitalizations.

Touchstone Ultra Short Duration Fixed Income Fund	The Fund seeks maximum total return consistent with the preservation of capital.	The Fund invests, under normal market conditions, at least 80% of its assets in fixed-income securities.

Touchstone Value Fund	The Fund seeks to provide investors with long-term capital growth.	The Fund normally invests in equity securities of large and mid capitalization companies (generally, companies with market capitalizations of approximately $2.5 billion or above) that the Fund’s sub-advisor believes are undervalued.

What are the Principal Risks of Investing in the Funds?

The risks that may apply to your investment in a Fund, including a Fund's investments in underlying funds, are listed below in a table of principal risks followed by a description of each risk. Each Allocation Fund is exposed to the risks of the underlying funds in which it invests in direct proportion to the amount of assets an Allocation Fund allocates to each underlying fund.  To the extent that an Allocation Fund invests more of its assets in one underlying fund than another, an Allocation Fund will have greater exposure to the risks of that underlying fund.  One underlying fund may buy the same security that another underlying fund is selling.  You would indirectly bear the costs of both trades.  In addition, you may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from an Allocation Fund’s transactions in shares of the underlying funds.  Each Allocation Fund’s ability to achieve its investment goal depends, in part, upon Wilshire’s skill in selecting the best mix of underlying funds.  There is the risk that Wilshire’s evaluations and assumptions regarding the underlying funds may be incorrect in view of actual market conditions. Unless otherwise noted, in this section, references to a single Fund apply equally to all of the Funds. Further information about investment strategies and risks is available in the Funds’ SAI:

Allocation Funds
	Anti-Benchmark® US Core Equity Fund	Dynamic Diversified Income Fund(1)	Dynamic Global Allocation Fund(1)	Sands Capital International Growth Fund
Asset-Backed Securities Risk		X	X
Collateralized Loan Obligations Risk		X	X
Convertible Securities Risk		X	X
Corporate Loan Risk		X	X
Counterparty Risk		X	X
Credit Risk		X	X
Depositary Receipts Risk		X	X	X
Derivatives Risk		X	X
Economic and Market Events Risk	X	X	X	X
Emerging Markets Risk		X	X	X
Equity Securities Risk	X	X	X	X
Fixed-Income Risk		X	X
ESG Investing Risk				X
Foreign Securities Risk		X	X	X
Forward Currency Exchange Contract Risk		X	X
Frontier Markets Risk			X	X
Fund-of-Funds Structure Risk		X	X
Futures Contracts Risk		X	X
Growth-Investing Risk			X	X
Interest Rate Risk		X	X
Investment-Grade Debt Securities Risk		X	X
Large-Cap Risk		X	X
Leverage Risk		X	X
Liquidity Risk		X	X
Management Risk	X	X	X	X
Mid-Cap Risk		X	X
Mortgage-Backed Securities Risk		X	X
Non-Diversification Risk		X	X	X
Non-Investment-Grade Debt Securities Risk		X	X
Options Risk		X	X
Passive Investment Risk	X
Pay-In-Kind ("PIK") Bonds Risk		X	X
Portfolio Turnover Risk	X	X	X
Preferred Stock Risk	X	X	X	X

Prepayment Risk		X	X
Quantitative Strategy Risk	X
Real Estate Industry Risk		X	X
Real Estate Investment Trust Risk		X	X
Rule 144A Securities Risk		X	X
Sector Focus Risk			X	X
Short Sales Risk		X	X
Small-Cap Risk		X	X
Stressed and Distressed Securities Risk		X	X
Swap Agreement Risk		X	X
Tracking Error Risk	X
U.S. Government Securities Risk		X	X
Value Investing Risk		X	X
(1) Includes risks applicable to underlying funds in which the Allocation Funds may invest.

Collateralized Loan Obligations Risk (Allocation Funds Only):  A collateralized loan obligation is a type of asset-backed security that is an obligation of a trust typically collateralized by pools of loans, which may include domestic and foreign senior secured and unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans.  The cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portion is the residual, or “equity,” tranche, which bears some or all of the risk of default by the loans in the trust. The risks of an investment in a CLO largely depend on the type of underlying collateral securities and the tranche in which an underlying fund invests. Typically, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, an underlying fund may in certain circumstances characterize its investments in CLOs as illiquid.  In assessing liquidity, an underlying fund will consider various factors including whether the CLO may be purchased and sold in Rule 144A transactions and whether an active dealer market exists.  CLOs are subject to the typical risks associated with debt instruments (i.e., interest rate risk and credit risk). Additional risks of CLOs include the possibility that distributions from collateral securities will be insufficient to make interest or other payments, the potential for a decline in the quality of the collateral, and the possibility that an underlying fund may invest in a subordinate tranche of a CLO. In addition, due to the complex nature of a CLO, an investment in a CLO may not perform as expected. An investment in a CLO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

Convertible Securities Risk (Allocation Funds Only): Convertible securities are subject to the risks of both debt securities and equity securities.  The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying security.

Counterparty Risk:   The issuer or guarantor of a fixed-income security, a counterparty (the other party to a transaction or an agreement or the party with whom an underlying fund executes transactions) to a transaction with a Fund, or a borrower of a Fund's securities, may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk: The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Risks associated with derivatives may include correlation risk, which is the risk that the derivative does not correlate well with the security, index, or currency to which it relates. Other risks include liquidity risk, which is the risk that the Fund may be unable to sell or close out the derivative due to an illiquid market, counterparty risk, which is the risk that the counterparty to a derivative instrument may be unwilling or unable to make required payments or otherwise meet its obligations, and leverage risk, which is the risk that a derivative could expose the Fund to magnified losses resulting from leverage. The use of derivatives for hedging purposes may result in losses that partially or completely offset gains in portfolio positions. Using derivatives can increase the volatility of the Fund’s share price. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. Derivatives may, for federal income tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding periods for certain of the Fund’s assets and defer recognition of certain of the Fund’s losses. The Fund’s ability to invest in derivatives may be restricted by certain provisions of the federal income tax laws relating to the Fund’s qualification as a regulated investment company (“RIC”). These additional risks could cause the Fund to experience losses to which it would otherwise not be subject. Regulatory changes in derivatives markets could impact the cost of or the Fund's ability to engage in derivative transactions.

In addition, new Rule 18f-4 (the “Derivatives Rule”), adopted by the SEC on October 28, 2020, replaces the asset segregation regime of Investment Company Act Release No. 10666 (Release 10666) with a new framework for the use of derivatives by registered funds. For funds using a significant amount of derivatives, the Derivatives Rule mandates a fund adopt and/or implement: (i) value at risk limitations in lieu of asset segregation requirements; (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. The Derivative Rule provides an exception for funds with derivative exposure not exceeding 10% of its net assets, excluding certain currency and interest rate hedging transactions. In addition, the Derivatives Rule provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitment agreements. In 2022, the SEC will rescind Release10666 and withdraw letters and similar guidance addressing a fund’s use of derivatives and require funds to satisfy the requirements of the Derivatives Rule.

•Forward Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward foreign currency contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the sub-advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to rollover a forward foreign currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services under the contract.

•Futures Contracts Risk: Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

•Leverage Risk: Leverage occurs when a Fund uses derivatives or similar instruments or techniques to gain exposure to investments in an amount that exceeds a Fund’s initial investment. The use of leverage magnifies changes in a Fund’s net asset value and thus results in increased portfolio volatility and increased risk of loss. Leverage can also create an interest expense that may lower a Fund’s overall returns. There can be no guarantee that a leveraging strategy will be successful.

•Options Risk: Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the Sub-Advisor is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Sub-Advisor to predict future price fluctuations and the degree of correlation between the options and securities markets. When options are purchased over the counter, the Fund bears counterparty risk, which is the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

•Swap Agreements Risk: Swap agreements (“swaps”) are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swaps may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swaps may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap calls for payments by the Fund, the Fund must be prepared to make such payments when due. Additionally, if the counterparty’s creditworthiness declines, the value of a swap may decline. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults, or becomes insolvent, the Fund may not be able to recoup the money it expected to receive under the contract. Finally, a swap can be a form of leverage, which can magnify the Fund’s gains or losses.

Economic and Market Events Risk: Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may negatively affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (“Fed”) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the Fund.
Political turmoil within the United States and abroad may also impact the Fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to increased government borrowing and higher interest rates. While these proposed policies are going through the political process, the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
An epidemic outbreak and governments’ reactions to such an outbreak could cause uncertainty in the markets and may adversely affect the performance of the global economy. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally ("COVID-19"). This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies, including certain Fund service providers and issuers of the Fund's investments and the market in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.
The United States has responded to the COVID-19 pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the COVID-19 pandemic. In late December 2020, the government passed a second stimulus package of approximately $900 billion, providing further resources to small businesses and individuals that have been adversely impacted by the COVID-19 pandemic. The Biden administration has signaled intentions to support additional legislation in response to COVID-19 in the coming months. In addition, in mid-March 2020 the U.S. Federal Reserve (“Fed”) cut interest rates to historically low levels and has announced a new round of quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions. In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Equity Securities Risk: A Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, or as a result of irregular and/or unexpected trading activity among retail investors. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Funds’ shares. These factors contribute to price volatility. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.

•Large-Cap Risk: A Fund is subject to the risk that stocks of larger companies may underperform relative to those of small- and mid-sized companies. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•Mid-Cap Risk: A Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

•Preferred Stock Risk:  Preferred stock represents an equity interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, both of which can have a negative impact on the stock’s price when interest rates decline.

•Real Estate Investment Trust Risk (Allocation Funds Only): Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that primarily invest in commercial real estate or real estate-related loans. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values and rental rates, increases in property taxes, operating expenses, rising interest rates, competition, overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically incur fees that are separate from those of an underlying fund. Accordingly, a Fund’s investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses in addition to paying their share of the Fund's fees and expenses.

•Small-Cap Risk: The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

ESG Investing Risk: Sands Capital may consider ESG factors in the discovery, evaluation, purchase, monitoring and sale of businesses for the Fund's portfolio. This ESG consideration may cause the Fund to forgo opportunities to buy certain securities, or forgo opportunities to gain exposure to certain industries, sectors, regions and countries. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so. There are not universally accepted ESG standards and Sands Capital will apply ESG standards and considerations in its discretion.

Fixed Income Risk: The market value of the Fund’s fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the value of the Fund’s shares will be to changes in interest rates. The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund's uninvested cash.

•Asset-Backed Securities Risk: Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the structural features such as subordination or overcollateralization and/or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities’ effective durations.

•Corporate Loan Risk:  The corporate loans in which a Fund invests may be rated below investment grade. As a result, even though the corporate loans will typically be secured by a first or second priority lien on the borrower’s assets, such corporate loans will be considered speculative with respect to the borrowers’ ability to make payments of interest and principal and will otherwise generally bear risks similar to those associated with non-investment grade securities. There is a high risk that a Fund could suffer a loss from investments in lower rated corporate loans as a result of a default by the borrower. In addition, there can be no assurance that the liquidation of any collateral securing a corporate loan would satisfy the borrower’s obligation to a Fund in the event of non-payment of interest or principal, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of the bankruptcy or insolvency of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a corporate loan, and the collateral securing a corporate loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a borrower. Corporate loans are also subject to a number of risks described elsewhere in this prospectus, including credit risk, interest rate risk and liquidity risk. Each of these risks will be heightened with respect to corporate loans that are subordinated in payment or secured by a second or lower priority lien on the borrower’s assets.

•Credit Risk: The fixed-income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest when due. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those portfolios that invest a significant amount of their assets in non-investment grade (or "junk") bonds or lower-rated securities.

•Interest Rate Risk: The market price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity, and call features, among other characteristics. The longer a fixed-income security’s duration, the more sensitive it will be to changes in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. There may be less governmental intervention in the securities markets in the near future. An increase in interest rates could negatively impact a Fund’s net asset value. Recent and potential future changes in government monetary policy may affect the level of interest rates.

•Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a NRSRO to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and may share certain speculative characteristics with non-investment-grade securities.

•Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage re-financings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the Fund’s mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. In addition, mortgage-backed securities may fluctuate in price based on deterioration in the perceived or actual value of the collateral underlying the pool of mortgage loans, typically residential or commercial real estate, which may result in negative amortization or negative equity meaning that the value of the collateral would be worth less than the remaining principal amount owed on the mortgages in the pool. The mortgage-backed securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. The U.S. government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the novel coronavirus (COVID-19) pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. The Fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of the Fund's investments in securities in the mortgage industry as a whole.

•Non-Investment-Grade Debt Securities Risk: Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that a Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that non-investment-grade debt securities are generally unsecured and therefore, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid. Non-investment-grade debt securities may also be less liquid than investment-grade debt securities.

•Prepayment Risk: Prepayment risk is the risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates. Prepayment impacts both the interest rate sensitivity of the underlying asset, such as an asset-backed or mortgage-backed security, and its cash flow projections. Therefore, prepayment risk may make it difficult to calculate the average duration of the Fund's asset- or mortgage-backed securities which in turn would make it difficult to assess the interest rate risk of the Fund.

•Stressed and Distressed Securities Risk: Distressed securities are speculative and involve significant risks in addition to the risks generally applicable to non-investment grade debt securities. Distressed securities bear a substantial risk of default, and may be in default at the time of investment. A Fund will generally not receive interest payments on distressed securities, and there is a significant risk that principal will not be repaid, in full or at all. A Fund may incur costs to protect its investment in distressed securities, which may include seeking recovery from the issuer in bankruptcy. In any reorganization or liquidation proceeding relating to the issuer of distressed securities, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities, and any securities received in exchange for distressed securities, will likely be illiquid and may be subject to restrictions on resale.

•U.S. Government Securities Risk: Certain U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country. There is a risk that issuers of foreign securities may not be subject to accounting standards or governmental supervision comparable to those to which U.S. companies are subject and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. In addition, it may be more difficult and costly for the Fund to seek recovery from an issuer located outside the United States in the event of a default on a portfolio security or an issuer’s insolvency proceeding. To the extent a Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

While a Fund’s net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are: (1) it may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Political events in foreign countries may cause market disruptions. Uncertainties surrounding the sovereign debt of a number of European Union (“EU”) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. In January 2020, the United Kingdom (“UK”) left the EU, commonly referred to as “Brexit,” and the UK ceased to be a member of the EU. Following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This long-term uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain European countries. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. These events and the resulting market volatility may have an adverse effect on the performance of a Fund.

•Depositary Receipts Risk: Foreign receipts, which include American Depositary Receipts ("ADRs"), Global Depositary Receipts, and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply, and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

•Emerging Markets Risk: Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in hose markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S.

dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

•Frontier Markets Risk: Frontier markets have similar risks to emerging markets, except that these risks are often magnified in a frontier market due to its smaller and less developed economy. As a result, frontier markets may experience greater changes in market or economic conditions, financial stability, price volatility, currency fluctuations, and other risks inherent in foreign securities.

Fund-of-Funds Structure Risk: The value of an investment in an Allocation Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds.  The underlying funds may change their investment goals, policies or practices and there can be no assurance that the underlying funds will achieve their respective investment goals.  Because each Allocation Fund invests in mutual funds, shareholders of each Allocation Fund indirectly bear a proportionate share of the expenses charged by the underlying funds in which it invests.  The principal risks of an investment in the Allocation Fund include the principal risks of investing in the underlying funds.

The Allocation Funds may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), which include different risks than investing in another investment company. As with investment companies, shareholders of each Allocation Fund indirectly bear a proportionate share of the expenses charged by an underlying ETF or ETN in which the Allocation Fund invests.

An ETF is a type of investment company that is bought and sold on a securities exchange and contains a fixed portfolio of securities designed to track a particular index. The risks of investing in an ETF generally include the risks of investing in the underlying securities. However, an ETF's lack of liquidity could result in the ETF being more volatile than its underlying securities, which could increase the ETF's management fees and thus increase the ETF's costs. At times, the portfolio composition and performance of the ETF may not match that of the index the ETF is designed to track due to delays in the ETF's implementation of changes to the composition of the index as well as other factors. The market price of an ETF's shares may trade at a discount or premium to its NAV and may vary significantly form the NAV of the ETF's shares during periods of market volatility or reduced liquidity.

An ETN is a type of unsecured, unsubordinated debt security that trades on a major securities exchange in a manner similar to shares of ETFs. An ETN has similar characteristics and risks to fixed-income securities, and an ETN is designed to combine aspects of both bonds and ETFs. Unlike fixed-income securities, returns of an ETN are based on the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The value of an ETN may be influenced by time to maturity; level of supply and demand for the ETN; volatility and lack of liquidity in underlying commodities or securities markets; changes in the applicable interest rates; changes in the issuer's credit rating; and economic, legal, political, or geographic events that affect the referenced commodity or security. If an Allocation Fund holds an ETN until its maturity, the issuer gives the Fund a cash amount that would be equal to the principal amount, subject to the day's index factor. However, an Allocation Fund that must sell an ETN may be limited by a weak secondary market, which may require such Fund to sell the ETN at a discount. ETNs are also subject to Credit Risk and Fixed-Income Risk.

Growth-Investing Risk:  Growth-oriented funds may underperform when value investing is in favor, and growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually reinvest a high portion of earnings in their businesses, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market.

Liquidity Risk (Allocation Funds Only): The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the Fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market's growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.

Management Risk:  In managing a Fund’s portfolio, the Advisor may engage one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Non-Diversification Risk (Allocation Funds Only): An underlying fund may be non-diversified, which means that it may invest a greater percentage of its assets than a diversified mutual fund in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of an underlying fund’s investment performance, as an underlying fund may be more susceptible to risks associated with a single economic, political, or regulatory event.

Non-Diversification Risk (Sands Capital International Growth Fund Only): A non-diversified fund may invest a significant percentage of its assets in the securities of a limited number of issuers, subject to federal income tax restrictions relating to the fund’s qualification as a regulated investment company. Because a higher percentage of a non-diversified fund’s holdings may be invested in the securities of a limited number of issuers, the fund may be more susceptible to risks associated with a single economic, business, political or regulatory event than a diversified fund.

Passive Investment Risk (Anti-Benchmark® US Core Equity Fund Only): As the Fund is intended to track the Index, portfolio managers do not attempt to take defensive positions under any market conditions, including during declining markets. As a result, the Fund's performance may be adversely affected by a general decline in the market segments relating to its Index. The returns from the types of securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

Pay-In-Kind (“PIK”) Bonds Risk (Allocation Funds Only): Pay-in-kind bonds are securities that, at the issuer’s option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

Portfolio Turnover Risk: Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the sub-advisor determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the sub-advisor’s control. These transactions will increase a Fund’s “portfolio turnover.” A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance and may result in the realization of substantial capital gains, including net short-term capital gains. As a result, high portfolio turnover may reduce the Fund’s returns.

Quantitative Strategy Risk: TOBAM uses proprietary statistical analyses and models to construct the Index, which the Fund seeks to track. A securities portfolio selected using TOBAM’s proprietary models can perform differently than the market as a whole as a result of the correlation factors used in the analysis to construct the models, the weight placed on each factor, and changes in the factors' historical trends. As a result, the Fund may be more or less exposed to a risk factor, such as sector risk, than its individual holdings. Quantitative models are subject to technical issues, including programming and data inaccuracies, are based on assumptions, and rely on data that is subject to limitations (e.g., inaccuracies, staleness), any of which could adversely affect their effectiveness or predictive value. Quantitative models may not accurately predict future market movements or characteristics due to the fact that market performance can be affected by non-quantitative factors that are not easily integrated into quantitative analysis, among other factors.

Real Estate Industry Risk:  Since an underlying fund’s investments may be concentrated in the real estate industry, it is subject to the risk that the real estate industry will underperform the broader market, as well as the risk that issuers in the industry will be similarly impacted by market conditions, legislative or regulatory changes, or competition. The real estate industry is particularly sensitive to economic downturns.  The values of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general.

Rule 144A Securities Risk (Allocation Funds Only): Rule 144A securities are restricted securities that may be purchased only by qualified institutional buyers in reliance on an exemption from federal registration requirements.  Investing in Rule 144A securities may reduce the liquidity of an underlying fund’s portfolio if an adequate institutional trading market for these securities does not exist.  An underlying fund may be unable to sell Rule 144A securities at advantageous prices or times, or at all, if an insufficient number of qualified institutional buyers is interested in purchasing such securities.  Prices of Rule 144A securities often reflect a discount, which may be significant, from the market price of comparable exchange-listed securities for which a liquid trading market exists.  An underlying fund may also have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.

Sector Focus Risk (Allocation Funds Only): An underlying fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, an underlying fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the underlying fund’s net asset value with a magnified effect on the total return.

Sector Focus Risk (Sands Capital International Growth Fund Only): A fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector. It is possible that economic, business or political developments or other changes affecting one security in the sector of focus will affect other securities in that sector of focus in the same manner, thereby increasing the risk of such investments.

Short Sales Risk:  In a short sale, a Fund sells a security or other financial instrument, such as a futures contract, that it does not own.  To complete the transaction, a Fund must borrow the security to make delivery to the buyer.  A Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement.  If the price of the security sold short rises between the time a Fund sells the security short and the time a Fund replaces the security sold short, a Fund will realize a loss on the transaction.  Although a Fund’s potential gain on a short sale is limited to the amount at which the Fund sells the security short, a Fund’s potential loss on a short sale is limited only by the maximum attainable price of the security less the price at which the security was sold short.

Tracking Error Risk (Anti-Benchmark® US Core Equity Fund Only): As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by an Index. In addition, the Fund may not be fully invested at times, either as a result of cash flows into the Fund or as a result of reserves of cash held by the Fund to meet redemptions.

Value Investing Risk (Allocation Funds Only): Value investing presents the risk that an underlying fund’s security holdings may never reach their full market value because the market fails to recognize what the portfolio managers consider the true business value or because the portfolio managers have misjudged those values. In addition, value investing may fall out of favor and underperform growth or other styles of investing during given certain periods.

Where Can I Find Information About the Funds’ Portfolio Holdings Disclosure Policies?

A description of the Funds’ policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Funds’ website at TouchstoneInvestments.com.

THE FUNDS’ MANAGEMENT

Investment Advisor

Touchstone Advisors, Inc.
303 Broadway, Suite 1100, Cincinnati, Ohio 45202

Touchstone Advisors has been a registered investment advisor since 1994.  As of March 31, 2021, Touchstone Advisors had approximately $27.4 billion in assets under management.  As the Funds’ investment advisor, Touchstone Advisors reviews, supervises, and administers the Funds’ investment programs and also ensures compliance with the Funds’ investment policies and guidelines.

Touchstone Advisors is responsible for selecting each Fund’s sub-advisor(s), subject to approval by the Board.  Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise.  Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

•Level of knowledge and skill;
•Performance as compared to its peers or benchmark;
•Consistency of performance over 5 years or more;
•Level of compliance with investment rules and strategies;
•Employees, facilities and financial strength; and
•Quality of service.

Touchstone Advisors will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone, and written consultations with a sub-advisor.  Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor’s contract should be renewed, modified, or terminated.

The SEC has granted an exemptive order that permits Touchstone Strategic Trust (the "Trust") or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements, or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Touchstone Funds. Shareholders of a Fund will be notified of any changes in its sub-advisor.

Two or more sub-advisors may manage a Fund, from time to time, with each managing a portion of the Fund’s assets.  If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund’s assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent or other parties.  For its services, Touchstone Advisors is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund.  The Annual Fee Rate below is the fee paid to Touchstone Advisors by each Fund, net of any advisory fee waivers and/or expense reimbursements, for the fiscal year ended December 31, 2020.  Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fee.

Fund	Net Annual Fee Rate as a % of Average Daily Net Assets*
Anti-Benchmark® US Core Equity Fund(1)	0.00%
Dynamic Diversified Income Fund	0.04%
Dynamic Global Allocation Fund	0.09%
Sands Capital International Growth Fund(2)	0.80%
(1)The Fund's investment advisory fee rate was contractually reduced on September 12, 2020.
(2)The Fund commenced operations on March 8, 2021 and has not operated for a full fiscal year. The aggregate fees paid to the Advisor will be shown once the Fund has operated for a full fiscal year.
*The Net Annual Fee Rate is the fee paid to Touchstone Advisors by each Fund, net of any advisory fee waivers and/or expense reimbursements, for the fiscal year ended December 31, 2020. These advisory fee waivers and/or expense reimbursements are described in the "Annual Fund Operating Expenses" table and the related footnotes in each Fund's summary above.

Advisory and Sub-Advisory Agreement Approval. A discussion of the basis for the Board's approval of the Funds’ advisory and sub-advisory agreements can be found in the Trust’s December 31, 2020 annual report. A discussion of the basis for the Board's approval of the Sands Capital International Growth Fund’s advisory and sub-advisory agreements will be included in the Trust’s June 30, 2021 semi-annual report.

Additional Information

The Board oversees generally the operations of each Fund and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Funds' investment advisor, custodian, transfer agent, accountants and distributor, who provide services to each Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any such individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or a Fund and its shareholders, or give rise to any contract or other rights in any such individual shareholder or group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Sub-Advisors and Portfolio Managers

Listed below are the sub-advisors and their respective portfolio managers that have responsibility for the day-to-day management of each Fund. A brief biographical description of each portfolio manager is also provided. The SAI provides additional information about the portfolio managers’ investments in the Fund or Funds that they manage, a description of their compensation structure, and information regarding other accounts that they manage.

Sands Capital Management, LLC (“Sands Capital”), located at 1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209, serves as sub-advisor to the Sands Capital International Growth Fund. As sub-advisor, Sands Capital makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. Sands Capital is led by Frank M. Sands, Jr. As of December 31, 2020, Sands Capital had approximately $68.6 billion in assets under management.

Sands Capital International Growth Fund

Sunil H. Thakor, CFA, Senior Portfolio Manager. Mr. Thakor joined Sands Capital in 2004 as a Research Associate Intern and became a Research Analyst in 2005. In 2007, Mr. Thakor became Co-Portfolio Manager of the firm’s Global Growth strategy. He later helped launch the Global Leaders and International Growth strategies in 2017 and 2018, respectively. Prior to joining Sands Capital, he was an Associate/Analyst with Charles River Associates, Inc. from 1999 to 2004. Mr. Thakor received his bachelor’s degree from Colby College (1999) and an MBA from the Columbia Business School (2006).

Ashraf A. Haque, Senior Portfolio Manager. Mr. Haque joined Sands Capital in August 2008 as a Research Analyst. Prior to 2008, Mr. Haque worked as an Investment Analyst for Chesapeake Partners in Baltimore, Maryland from 2007 to 2008. From 2003 to 2005, he worked as a Business Analyst for McKinsey & Company in Chicago, Illinois, and as a Director, Business Development for GH Smart & Company in Chicago, Illinois from 2001 to 2003. Mr. Haque received his BA in Mathematical Methods in Social Sciences and Economics from Northwestern University (2001). He also earned his MBA from the Harvard Business School (2007).

Prior Performance for Similar Accounts Managed by Sands Capital

The following table sets forth composite performance data relating to the historical performance of all accounts managed by Sands Capital for the periods indicated, with investment objectives, policies, strategies, and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of Sands Capital in managing substantially similar accounts as measured against market indices and does not represent the performance of the Fund. The information in this section entitled "Prior Performance for Similar Accounts Managed by Sands Capital" does not represent the performance of the Fund and is no indication of how it would have performed in the past or will perform in the future.

Average Annual Total Returns
For the periods ended December 31, 2020

	1 Year	Since Inception (March 31, 2018)
Sands Capital International Growth Equity Composite (Net)	60.19%	32.65%
MSCI ACWI ex-USA	10.65%	5.79%
The Sands Capital International Growth Equity Composite (the “Composite”), which is managed by Sands Capital, represents the investment performance track record of Sands Capital’s International Growth strategy, which is the strategy used by Sands Capital to manage the Fund. As of December 31, 2020, the Composite was comprised of one account. The account comprising the Composite is not subject to the same types of expenses to which the Fund is subject, certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. Thus, the performance results for the account could have been adversely affected if the account had been regulated as an investment company under federal securities and tax laws.
The returns of Sands Capital have been independently verified since February 7, 1992, and the current auditor is ACA Performance Services. Verification assesses whether (1) the firm has complied with all the Composite construction requirements of the Global Investment Performance Standards (“GIPS”) on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with GIPS.

The Composite’s returns are net of management fees (calculated by deducting the highest applicable fee of 0.85% from the monthly gross Composite return) and expenses and reflect the reinvestment of all income. These fees and expenses are not reflective of the fees and expenses of the Fund and may vary depending on, among other things, the applicable fee schedule and portfolio size. All returns are expressed in U.S. dollars. The Fund’s fees are reflected in its fee table in the "Summary" section of this prospectus.
Past performance of the Composite is not indicative of future results. As with any investment there is always the potential for gains as well as the possibility of losses. The Composite performance information presented herein has been calculated and provided by the Fund's sub-advisor. Although the performance is believed to be reliable, Touchstone Advisors does not guarantee or make any warranty, express or implied, as to the accuracy or completeness of such information. To the extent permitted by federal securities laws and/or other applicable law, Touchstone Advisors shall not have any liability arising out of the reliance by any person on the performance information. The foregoing disclosures should not be read to suggest any waiver of any rights conferred by federal or state securities law.

TOBAM S.A.S. (“TOBAM”), a SEC-registered investment adviser, located at 49-53 Avenue des Champs Elysées, Paris, France, serves as sub-advisor to the Anti-Benchmark® US Core Equity Fund. As sub-advisor, TOBAM makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. TOBAM is primarily employee-owned, with California Public Employees’ Retirement System (CalPERS) and Amundi Pioneer Asset Management Inc. holding minority interests. As of December 31, 2020, TOBAM had approximately $10.2 billion in assets under management.

Anti-Benchmark® US Core Equity Fund

Tarik Allouache, Portfolio Manager. Mr. Allouache joined TOBAM in December 2016 as Risk Manager. Mr. Allouache transitioned to the Portfolio Management team at TOBAM in January 2019. Prior to TOBAM, Mr. Allouache was a quantitative analyst at Société Générale where he was responsible for valuations and risk analysis of structured products and derivatives. He worked with the trading desk and portfolio managers to build models to optimize and manage risk of their portfolios. He holds an Engineering degree from ESILV Paris in Mathematics and Computer science and Master of Quantitative Finance from UTS Sydney.

Ayaaz Allymun, Portfolio Manager. Mr. Allymun joined TOBAM in June 2008 as a portfolio manager and researcher. From 2004 he was a portfolio manager at Credit Agricole Asset Management (“CAAM”) in Paris where he managed index funds, enhanced index funds, and multi-strategy funds based on a core/satellite approach. Prior to this, he joined Credit Lyonnais Asset Management (“CLAM”) as a quantitative analyst. Mr. Allymun achieved a DESS (equivalent to MSc) of Applied Mathematics with Honors from Pierre & Marie Curie University (Paris VI).

Mara Maccagnan, Portfolio Manager. Ms. Maccagnan is a portfolio manager with more than 7 years’ experience in the investment industry. She started her career in 2011 in the structuring department of Banca IMI. She moved in the structured fund team of ANIMA Asset Management Ltd in Dublin in 2012. From 2014 to 2018 she was a portfolio manager of a group of flexible absolute return funds called Smart Volatility and based on a proprietary quantitative risk control model. She joined TOBAM in 2018 as portfolio manager in the equity team. Ms. Maccagnan graduated in Economics from University of Udine and obtained a post MSc diploma in Mathematical Finance from University of Bologna (Faculty of Mathematical, Physical and Natural Science).

Guillaume Toison, Portfolio Manager. Mr. Toison joined TOBAM in December 2006 as equity portfolio manager. Prior to joining the team, he was quantitative analyst for CAAM in Paris, and part of the team that pioneered development of the company’s statistical arbitrage strategies. Mr. Toison graduated from ENST Paris in Mathematics, Computer Science and Telecommunications.

Wilshire Advisers, LLC (“Wilshire”), located at 1299 Ocean Avenue, Santa Monica, California 90401, serves as sub-advisor to the Allocation Funds effective November 23, 2015. Wilshire is a registered investment advisor founded in 1972. Wilshire advises more than $1.2 trillion in assets under management as of December 31, 2020. Wilshire, an independent firm for over 40 years, is supported by a global network of offices in the U.S., Europe, and the Asia Pacific. The following individuals are jointly and primarily responsible for the management of the Allocation Funds.

Dynamic Diversified Income Fund and Dynamic Global Allocation Fund

Nathan Palmer, CFA, is a Managing Director with Wilshire and heads Wilshire Funds Management’s portfolio management group. Mr. Palmer has more than 20 years of industry experience and is responsible for creating multi-asset class, multi-manager investment solutions for financial intermediary clients. Prior to joining Wilshire in 2011, Mr. Palmer provided investment advice to endowment, foundation, and family office clients at Convergent Wealth Advisors since 2009.

Anthony Wicklund, CFA, CAIA, is a Managing Director with Wilshire and a Portfolio Manager with Wilshire Funds Management. Mr. Wicklund has more than 18 years of industry experience and is a Portfolio Manager for multi-manager portfolios, including target-risk, target-date, and alternative portfolios for a range of financial intermediary clients. Prior to joining Wilshire in 2013, Mr. Wicklund was the Director of Risk Management at Convergent Wealth Advisors, where he led the firm’s investment risk management and operational due diligence efforts since 2006.

CHOOSING A CLASS OF SHARES

Share Class Offerings.  Each class of shares has different sales charges and distribution fees. The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase. Each Allocation Fund offers Class A, Class C and Class Y shares. The Anti-Benchmark® US Core Equity Fund offers Class A, Class C, Class Y and Institutional Class shares. The Sands Capital International Growth Fund offers Class Y, Institutional Class and Class R6 shares. In addition, certain intermediaries may provide different sales charge discounts and waivers. The sales charge variations and waivers for Fund shares purchased through Ameriprise Financial, Edward D. Jones & Co., Janney Montgomery Scott LLC, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc., Raymond James and Robert W. Baird & Co. Incorporated are described in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this prospectus.

Class A Shares (all Funds except Sands Capital International Growth Fund)

The offering price of Class A shares of each Fund is equal to its net asset value (“NAV”) plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment. Class A shares are subject to a Rule 12b-1 distribution fee of up to 0.25% of the Fund’s average daily net assets allocable to Class A shares.

Class A Sales Charge. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares of the Funds based on the total amount of your investment in the Touchstone Fund Complex. All funds managed by the Advisor are part of the "Touchstone Fund Complex."

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Offering Price
Under $25,000	5.00%	5.26%	4.50%
$25,000 but less than $50,000	4.50%	4.71%	4.25%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million or more	0.00%	0.00%	None

Waiver of Class A Sales Charge.* There is no front-end sales charge on Class A shares of the Funds if you invest $1 million or more in the Touchstone Fund Complex. If you redeem Class A shares that were part of a $1 million breakpoint purchase within one year of that purchase, you may pay a contingent deferred sales charge ("CDSC") of up to 1.00% on the shares redeemed if a commission was paid by Touchstone Securities, Inc. (the "Distributor" or "Touchstone Securities") to a participating unaffiliated broker-dealer. There is no front-end sales charge on exchanges between Funds with the same load schedule or from a higher load schedule to a lower load schedule. In addition, there is no front-end sales charge on the following purchases:

•Purchases by registered representatives or other employees** (and their immediate family members***) of financial intermediaries having selling agreements with Touchstone Securities.
•Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone Securities.
•Purchases by a trust department of any financial intermediary serving in a fiduciary capacity as trustee to any trust over which it has discretionary trading authority.
•Purchases through a financial intermediary that has agreements with Touchstone Securities, or whose programs are available through financial intermediaries that have agreements with Touchstone Securities relating to mutual fund supermarket programs, fee-based wrap or asset allocation programs.
•Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 in plan assets.  This waiver applies to any investing employee benefit plan meeting the minimum eligibility requirements and whose transactions are executed through a financial intermediary that has entered into an agreement with Touchstone Securities to use the Touchstone Funds in connection with the plan’s accounts.  The term “employee benefit plan” applies to qualified pension, profit-sharing, or other employee benefit plans.
•Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone Securities.
•Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

*Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Ameriprise Financial, Edward D. Jones & Co., Janney Montgomery Scott LLC, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc., Raymond James and Robert W. Baird & Co. Incorporated.
**The term “employee” is deemed to include current and retired employees.
***Immediate family members are defined as the parents, mother-in-law or father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, niece or nephew and children of a registered representative or employee, and any other individual to whom the registered representative or employee provides material support.

Touchstone Securities has agreed to waive the Class A sales charge for clients of financial intermediaries that have entered into an agreement with Touchstone Securities to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers. As of the date of this Prospectus, this arrangement applies to shareholders purchasing Fund shares through platforms at the following intermediaries:
•Ameriprise Financial
•Merrill Lynch
•Morgan Stanley
•JP Morgan Securities
•RBC Capital Markets Corporation
•Oppenheimer & Co. Inc.

•Raymond James
•Robert W. Baird & Co.

Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Ameriprise Financial, Edward D. Jones & Co., Janney Montgomery Scott LLC, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc., Raymond James and Robert W. Baird & Co. Incorporated. You should ask your financial intermediary if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals.  The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program.  Investors should carefully consider any separate transaction fee or other fees charged by these programs in connection with investing in each available share class before selecting a share class.

You must notify your financial intermediary (or Touchstone Securities for purchases made directly from the Funds) at the time of purchase that you believe you qualify for a sales charge waiver, in addition to providing appropriate proof of your eligibility. Failure to provide such notification and proof may result in you not receiving the sales charge waiver to which you are otherwise entitled. For direct purchases through Touchstone Securities you may apply for a waiver by marking the appropriate section on the investment application and completing the “Special Account Options” form.  You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the Touchstone Funds' website: TouchstoneInvestments.com.  Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.  At the option of the Fund, the front-end sales charge may be included on future purchases.

Reduced Class A Sales Charge. You may also purchase Class A shares of a Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent.  The following purchasers (“Qualified Purchasers”) may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•an individual, an individual’s spouse, or an individual’s children under the age of 21; or
•a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved.

The following accounts ("Qualified Accounts") held in the Touchstone Fund Complex may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•Individual accounts
•Joint tenant with rights of survivorship accounts
•Uniform Gifts/Transfers to Minors Act (“UGTMA”) Accounts
•Trust accounts
•Estate accounts
•Guardian/Conservator accounts
•Individual Retirement Accounts ("IRAs"), including Traditional, Roth, Simplified Employee Pension Plans ("SEP") and Savings Incentive Match Plan for Employees ("SIMPLE")
•Coverdell Education Savings Accounts ("Education IRAs")

Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Ameriprise Financial, Edward D. Jones & Co., Janney Montgomery Scott LLC, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc., Raymond James and Robert W. Baird & Co. Incorporated.

Rights of Accumulation Program. Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments in the Touchstone Fund Complex held in Qualified Accounts.  You or your dealer must notify Touchstone Securities at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification.  If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing shares of any Touchstone Fund with the amount of your current purchase in order to take advantage of the reduced sales charge.  Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains.  If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through a financial intermediary, you may combine the current NAV of your existing shares of any Touchstone Fund with the amount of your current purchase in order to take advantage of the reduced sales charge.  You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone Securities will calculate the combined value of all of the Qualified Purchaser’s Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge.  Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

*Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Ameriprise Financial, Edward D. Jones & Co., Janney Montgomery Scott LLC, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc., Raymond James and Robert W. Baird & Co. Incorporated.

Letter of Intent. If you plan to invest at least $25,000 in the Touchstone Fund Complex (excluding any reinvestment of dividends or capital gains distributions) during the next 13 months, you may qualify for a reduced sales charge of Class A shares of any Touchstone Equity Fund by completing the Letter of Intent section of your account application." to "If you plan to invest at least $25,000 in the Touchstone Fund Complex (excluding any reinvestment of dividends or capital gains distributions) during the next 13 months, you may qualify for a reduced sales charge of Class A shares of the Funds by completing the Letter of Intent section of your account application

*Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Ameriprise Financial, Edward D. Jones & Co., Janney Montgomery Scott LLC, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc., Raymond James and Robert W.Baird & Co. Incorporated.

Other Information.  Information about the Touchstone Fund Complex Class A share sales charges and breakpoints is also available in a clear and prominent format on the Touchstone Funds' website: TouchstoneInvestments.com. You can access this information by selecting the "Resources" link and then the "Sales Charges and Breakpoints" link under the heading "Regulatory." For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

Class C Shares (all Funds except Sands Capital International Growth Fund)

Class C shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds.  Class C shares are subject to a Rule 12b-1 fee.  A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them.  In most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more.  Therefore, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined.

Effective June 30, 2020 (the “Effective Date”), Class C shares of each Fund automatically convert into Class A shares of the same Fund after they have been held for eight (8) years. The conversion is not considered a taxable event for federal income tax purposes. These automatic conversions are executed without any sales charge (including CDSCs), redemption or transaction fee, or other charge. After such a conversion takes place, the shares will be subject to all features, rights and expenses of Class A shares. If you hold Class C shares through certain financial intermediaries, such as an omnibus account or group retirement recordkeeping platform, your intermediary may not be able to track the amount of time you held your Class C shares purchased before June 30, 2020. In that case, Class C shares held prior to June 30, 2020 would convert to Class A shares eight (8) years after the Effective Date of this policy. In addition, Class C shares held through certain financial intermediaries may convert to Class A shares of the same Fund in a shorter time frame than shares purchased directly from the Fund. Please contact your financial intermediary for further information about its Class C shares to Class A shares conversion policy.

Class Y Shares (all Funds)

Class Y shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds.  Class Y shares are not subject to a Rule 12b-1 fee or CDSC. In addition, Class Y shares may be purchased through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisors.  In each case, the intermediary has entered into an agreement with Touchstone Securities to include the Touchstone Funds in their program where the intermediary provides investors participating in their program with additional services, including advisory, asset allocation, recordkeeping or other services.  You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals.  The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. If you purchase Class Y shares through a broker acting solely as an agent on behalf of its customers, that broker may charge you a commission. Such commissions, if any, are not charged by the Touchstone Funds and are not reflected in the fee tables or expense examples in this prospectus. Investors should carefully consider any separate transaction fee or other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Institutional Class Shares (Anti-Benchmark® US Core Equity Fund and Sands Capital International Growth Fund only)

Institutional Class shares are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund.  Institutional Class shares are not subject to a Rule 12b-1 fee or CDSC.

Class R6 Shares (Sands Capital International Growth Fund only)

No dealer compensation is paid from the sale of Class R6 shares of the Fund. Class R6 shares of the Fund are sold at NAV and do not pay a sales charge, Rule 12b-1 fee, impose a CDSC, or make payments to financial intermediaries/broker-dealers for assisting the Touchstone Securities, Inc. (the Fund's distributor) in promoting the sales of the Fund's shares. In addition, neither the Fund nor its affiliates make any type of administrative, service, relationship, or revenue sharing payments in connection with Class R6 shares.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Rule 12b-1 Distribution Plans. Each Fund offering Class A shares and Class C shares has adopted a distribution plan under Rule 12b-1 of the 1940 Act. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). Because these fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Additional Compensation to Financial Intermediaries.  Touchstone Securities, the Trust’s principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers.  Touchstone Securities pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds.  Touchstone Securities reviews and makes changes to the focused distribution strategy on a periodic basis.  These payments are generally based on a pro rata share of a dealer’s sales.  Touchstone Securities may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs.

Touchstone Advisors, at its own expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for certain services including distribution, administrative, sub-accounting, sub-transfer agency and/or shareholder servicing activities.  These additional cash payments to a financial intermediary are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees).  These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary bears certain costs in connection with providing shareholder services to Fund shareholders.  Touchstone Advisors may also reimburse Touchstone Securities for making these payments.

Touchstone Advisors and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.  The amount and value of additional cash payments vary for each financial intermediary.  The additional cash payment arrangement between a particular financial intermediary and Touchstone Advisors or its affiliates may provide for increased rates of compensation as the dollar value of the Fund’s shares or particular class of shares sold or invested through such financial intermediary increases.  The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend a Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid.  You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.  Although the Funds may use financial firms that sell the Funds’ shares to effect portfolio transactions for the Funds, the Funds and Touchstone Advisors will not consider the sale of a Fund’s shares as a factor when choosing financial firms to effect those transactions.  For more information on payment arrangements, please see the section entitled “Touchstone Securities” in the SAI.

INVESTING WITH TOUCHSTONE

Choosing the Appropriate Investments to Match Your Goals.  Investing well requires a plan.  We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

Purchasing Your Shares

Please read this prospectus carefully and then determine how much you want to invest.
•Classes A and C shares may be purchased directly through Touchstone Securities, Inc. ("Touchstone Securities") or through your financial intermediary.
•Class Y shares are available through certain financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.
•Institutional Class and Class R6 shares may be purchased directly through Touchstone Securities or through your financial intermediary.

In order to open an account you must complete an investment application. You can obtain an investment application from Touchstone Securities, your financial advisor or other financial intermediary, or by visiting TouchstoneInvestments.com. Subject to the restrictions on new accounts described in the section of this prospectus titled “Buying and Selling Fund Shares,” you may purchase shares of the Fund directly from Touchstone Securities or through your financial intermediary.

You may purchase shares on a day when the New York Stock Exchange ("NYSE") is open for trading (“Business Day”).  Currently, the NYSE is normally open for trading every weekday except: (1) in the event of an emergency, or (2) for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. For more information about how to purchase shares, call Touchstone Securities at 1.800.543.0407.

Investor Alert:  Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, which it regards as disruptive to efficient portfolio management.  For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.  (See “Market Timing Policy” in this prospectus.)  Touchstone Securities may change applicable initial and additional investment minimums at any time.

Opening an Account

Important Information About Procedures for Opening an Account. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (typically 4:00 p.m., Eastern time or at such other time that the NYSE establishes official closing prices), on the day that your account is closed. If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Investing in the Funds

By mail or through your financial advisor

•Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.  We do not accept third party checks for initial investments.

•Send your check with the completed investment application by regular mail to Touchstone Investments, P.O. Box 9878, Providence, Rhode Island 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581.
•Your application will be processed subject to your check clearing.  If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.
•You may also open an account through your financial advisor.

By wire or Automated Clearing House (“ACH”)

•You may open an account by purchasing shares by wire or ACH transfer.  Call Touchstone Investments at 1.800.543.0407 for wire or ACH instructions.
•Touchstone Securities will not process wire or ACH purchases until it receives a completed investment application.
•There is no charge imposed by the Funds to make a wire or ACH purchase.  Your bank, financial intermediary or processing organization may charge a fee to send a wire or ACH purchase to Touchstone Securities.

Through your financial intermediary

•You may invest in certain share classes by establishing an account through financial intermediaries that have appropriate selling agreements with Touchstone Securities.
•Your financial intermediary will act as the shareholder of record of your shares.
•Financial intermediaries may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.
•Financial intermediaries may designate intermediaries to accept purchase and sales orders on the Funds’ behalf.
•Your financial intermediaries may receive compensation from the Funds, Touchstone Securities, Touchstone Advisors or their affiliates.
•Before investing in the Funds through your financial intermediary, you should read any materials provided by your financial intermediary together with this prospectus.

By exchange. Touchstone Funds may be exchanged pursuant to the exchange rules outlined below:

•Class A shares may be exchanged into Class A shares of any other Touchstone Fund at NAV, although Touchstone Funds that are closed to new investors may not accept exchanges.
•Class C shares may be exchanged into Class C shares of any other Touchstone Fund, although Touchstone Funds that are closed to new investors may not accept exchanges.
•Class Y shares of a Fund are exchangeable for Class Y shares of any other Touchstone Fund, as long as investment minimums and proper selling agreement requirements are met. Class Y shares may be available through financial intermediaries that have appropriate selling agreements with Touchstone Securities, or through “processing organizations” (e.g., mutual fund supermarkets) that purchase shares for their customers. Touchstone Funds that are closed to new investors may not accept exchanges.
•Institutional Class shares of the Funds are exchangeable for Institutional Class shares of any other Touchstone Fund as long as investment minimums and proper selling agreement requirements are met, although Touchstone Funds that are closed to new investors may not accept exchanges.
•Class A, C, and Y shareholders who are eligible to invest in Institutional Class shares are eligible to exchange their Class A shares, Class C shares, and Class Y shares for Institutional Class shares of the same Fund, if offered in their state, and such an exchange can be accommodated by their financial intermediary.  Please see the Statement of Additional Information for more information under “Choosing a Class of Shares.”
•Class A,C,Y and Institutional shareholders who are eligible to invest in R6 Class shares are eligible to exchange their Class A shares, Class C shares, Class Y shares and Institutional Class shares for R6 shares of the same Fund, if offered in their state, and such an exchange can be accommodated by their financial intermediary.  Please see the Statement of Additional Information for more information under “Choosing a Class of Shares.”
•Class A and Class C shareholders who are eligible to invest in Class Y shares are eligible to exchange their Class A shares and/or Class C shares for Class Y shares of the same Fund, if offered in their state and such an exchange can be accommodated by their financial intermediary. Touchstone Funds that are closed to new investors may not accept exchanges.
•Class R6 shares may be exchanged into Class R6 shares of any other Touchstone Fund at NAV, although Touchstone Funds that are closed to new investors may not accept exchanges.
•Class R6 shareholders who are eligible to invest in Institutional Class shares are eligible to exchange their Class R6 shares for Institutional Class shares of the same Fund, if offered in their state, and such an exchange can be accommodated by their financial intermediary.

IMPORTANT INFORMATION ABOUT EXCHANGES: Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange.  However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares.  For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

Before making an exchange of your Fund shares, you should carefully review the disclosure provided in the prospectus relating to the Fund into which you are exchanging. Touchstone Funds that are closed to new investors may not accept exchanges. You do not have to pay any exchange fee for your exchange, but if you exchange from a Fund with a lower load schedule to a Fund with a higher load schedule you may be charged the load differential.

You may realize a taxable gain if you exchange shares of a Fund for shares of another Fund.  See “Distributions and Taxes — Federal Income Tax Information” for more information and the federal income tax consequences of such an exchange.

Through retirement plans. You may invest in certain Funds through various retirement plans.  These include individual retirement plans and employer sponsored retirement plans.

Individual Retirement Plans

•Traditional IRAs
•SIMPLE IRAs
•Spousal IRAs
•Roth IRAs
•Education IRAs
•SEP IRAs

Employer Sponsored Retirement Plans

•Defined benefit plans
•Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)
•457 plans

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial intermediary.

Through a processing organization. You may also purchase shares of the Funds through a “processing organization,” (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers.  Some of the Touchstone Funds have authorized certain processing organizations (each an “Authorized Processing Organization”) to receive purchase and sales orders on their behalf.  Before investing in the Funds through an Authorized Processing Organization, you should read any materials provided by the processing organization together with this prospectus.  You should also ask the processing organization if they are authorized by Touchstone Securities to receive purchase and sales orders on their behalf.  If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk.  When shares are purchased through an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone Securities.  The Authorized Processing Organization may:

•Charge a fee for its services
•Act as the shareholder of record of the shares
•Set different minimum initial and additional investment requirements
•Impose other charges and restrictions
•Designate intermediaries to accept purchase and sales orders on the Funds’ behalf

Touchstone Securities considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone Securities.  Certain Authorized Processing

Organizations may receive compensation from the Funds, Touchstone Securities, Touchstone Advisors or their affiliates. It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone Securities in a timely manner.

Pricing of Purchases

Purchase orders received in proper form by Touchstone Securities, an Authorized Processing Organization, or a financial intermediary, by the close of the regular session of trading on the NYSE, typically 4:00 p.m., Eastern time or at such other time that the NYSE establishes official closing prices, are processed at that day’s public offering price (NAV plus any applicable sales charge). Purchase orders received after the close of the regular session of trading on the NYSE are processed at the public offering price determined on the following Business Day. It is the responsibility of the financial intermediary or Authorized Processing Organization to transmit orders that will be received by Touchstone Securities in proper form and in a timely manner.

Adding to Your Account

By check

•Complete the investment form provided with a recent account statement.
•Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to Touchstone Funds.
•Write your account number on the check.
•Either mail the check with the investment form to (1) Touchstone Securities; or (2) to your financial intermediary at the address printed on your account statement. Your financial advisor or financial intermediary is responsible for forwarding payment promptly to Touchstone Securities.
•If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

Through Touchstone Securities - By telephone or Internet

•You can exchange your shares over the telephone by calling Touchstone Securities at 1.800.543.0407, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application.
•You may also exchange your shares online via the Touchstone Funds’ website TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000.
•In order to protect your investment assets, Touchstone Securities will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases. Touchstone Securities has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

•Requiring personal identification.
•Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records.
•Mailing checks only to the account address shown on Touchstone Securities’ records.
•Directing wires only to the bank account shown on Touchstone Securities’ records.
•Providing written confirmation for transactions requested by telephone.
•Digitally recording instructions received by telephone.

By wire or ACH

•Contact your bank and ask it to wire or ACH funds to Touchstone Securities.  Specify your name and account number when remitting the funds.
•Your bank may charge a fee for handling wire transfers.  ACH transactions take 2-3 business days but can be transferred from most banks without a fee.
•If you hold your shares directly with Touchstone Securities and have ACH instructions on file for your non-retirement individual or joint account you may initiate a purchase transaction through the Touchstone Funds’ website at TouchstoneInvestments.com.
•Purchases in the Funds will be processed at that day’s NAV (or public offering price, if applicable) if Touchstone Securities receives a properly executed wire or ACH by the close of the regular session of trading on the NYSE, typically 4:00 p.m., Eastern time or at such other time that the NYSE establishes official closing prices, on a day when the NYSE is open for regular trading.
•Contact Touchstone Securities or your financial intermediary for further instructions.

By exchange

•You may add to your account by exchanging shares from another Touchstone Fund.
•For information about how to exchange shares among the Touchstone Funds, see “Investing in the Funds - By exchange” in this prospectus.
•Exchange transactions can also be initiated for non-retirement individual or joint accounts via the Touchstone Funds’ website TouchstoneInvestments.com.

Purchases with Securities

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to Touchstone Advisors. Transactions of this type are generally a taxable transaction.  Shareholders should consult with their particular tax advisor regarding their personal tax situation.

Automatic Investment Options

The various ways that you can automatically invest in the Funds are outlined below.  Touchstone Securities does not charge any fees for these services.  For further details about these services, call Touchstone Securities at 1.800.543.0407.  If you hold your shares through a financial intermediary or Authorized Processing Organization, please contact them for further details on automatic investment options.

Automatic Investment Plan. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account.  You will need to complete the appropriate section in the investment application or special account options to do this.  Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic reinvestment.

Reinvestment/Cross Reinvestment. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash if such amounts are greater than $25; lesser amounts will be automatically reinvested in the Fund. Dividends are taxable for federal income tax purposes whether you reinvest such dividends in additional shares of a Fund or choose to receive cash. If you elect to receive dividends and distributions in cash for a non–retirement account and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share NAV determined as of the payable date. In addition, any undeliverable checks from non-retirement accounts will be deposited into an account for potential escheatment to your state of residence. Checks from open non-retirement accounts that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share NAV determined as of the date of cancellation, which may be higher or lower than the NAV at which your shares were initially redeemed. Otherwise, no action will be taken regarding undeliverable or uncashed checks.

Direct Deposit Purchase Plan. You may automatically invest Social Security checks, private payroll checks, pension payouts or any other pre-authorized government or private recurring payments in our Funds.

Dollar Cost Averaging. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis.  You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other.  The applicable sales charge, if any, will be assessed.

Selling Your Shares

If you elect to receive your redemption proceeds from a non–retirement account in cash, the payment is not cashed for six months and the account remains open, the redemption check will be cancelled and then reinvested in the Fund at the per share NAV determined as of the date of cancellation, which may be higher or lower than the NAV at which your shares were initially redeemed. Otherwise, no action will be taken.

Through Touchstone Securities - By telephone or Internet

•You can sell your shares over the telephone by calling Touchstone Securities at 1.800.543.0407, unless you have specifically declined this option.  If you do not wish to have this ability, you must mark the appropriate section of the investment application.
•You may also sell your shares online via the Touchstone Funds’ website: TouchstoneInvestments.com.
•You may sell shares over the telephone or via the Internet only if the value of the shares sold is less than or equal to $100,000.
•Shares held in qualified retirement plans cannot be sold via Internet.
•If we receive your sale request by the close of the regular session of trading on the NYSE, typically 4:00 p.m., Eastern time or at such other time that the NYSE establishes official closing prices, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that Business Day.  Otherwise it will occur on the next Business Day.
•Interruptions in telephone or Internet service could prevent you from selling your shares when you want to.  When you have difficulty making telephone or Internet sales, you should mail to Touchstone Securities (or send by overnight delivery) a written request for the sale of your shares.
•In order to protect your investment assets, Touchstone Securities will only follow instructions received by telephone that it reasonably believes to be genuine.  However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases.  Touchstone Securities has certain procedures to confirm that telephone instructions are genuine.  If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions.  Some of these procedures may include:
•Requiring personal identification.
•Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records.
•Mailing checks only to the account address shown on Touchstone Securities’ records.
•Directing wires only to the bank account shown on Touchstone Securities’ records.
•Providing written confirmation for transactions requested by telephone.
•Digitally recording instructions received by telephone.

Through Touchstone Securities - By mail

•Write to Touchstone Securities, P.O. Box 9878, Providence, Rhode Island 02940.
•Indicate the number of shares or dollar amount to be sold.
•Include your name and account number.
•Sign your request exactly as your name appears on your investment application.
•You may be required to have your signature guaranteed.  (See “Signature Guarantees” in this prospectus for more information).

Through Touchstone Securities - By wire

•Complete the appropriate information on the investment application.
•If your proceeds are $1,000 or more, you may request that Touchstone Securities wire them to your bank account.
•You may be charged a fee of up to $15 by a Fund or a Fund’s Authorized Processing Organization for wiring redemption proceeds.  You may also be charged a fee by your bank. Certain institutional shareholders who trade daily are not charged wire redemption fees.
•Your redemption proceeds may be deposited directly into your bank account through an ACH transaction.  There is no fee imposed by the Funds for ACH transactions, however, you may be charged a fee by your bank to receive an ACH transaction.  Contact Touchstone Securities for more information.
•If you hold your shares directly with Touchstone Securities and have ACH or wire instructions on file for your non-retirement account you may transact through the Touchstone Funds’ website at TouchstoneInvestments.com.

Through Touchstone Securities - Through a systematic withdrawal plan

•You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.
•Systematic withdrawals can be made monthly, quarterly, semiannually or annually.
•There is no fee for this service.
•There is no minimum account balance required for retirement plans.

Through your financial intermediary or Authorized Processing Organization

•You may also sell shares by contacting your financial intermediary or Authorized Processing Organization, which may charge you a fee for this service.  Shares held in street name must be sold through your financial intermediary or, if applicable, the Authorized Processing Organization.
•Your intermediary or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone Securities in proper form and in a timely manner.
•Your financial intermediary may charge you a fee for selling your shares.
•Redemption proceeds will only be wired to your account at the financial intermediary.

Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone Securities’ records.

Pricing of Redemptions

Redemption orders received in proper form by Touchstone Securities, an Authorized Processing Organization, or a financial intermediary, by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, are processed at that day’s NAV. Redemption orders received after the close of the regular session of trading on the NYSE are processed at the NAV determined on the following business day. It is the responsibility of the financial intermediary or Authorized Processing Organization to transmit orders that will be received by Touchstone Securities in proper form and in a timely manner.

Contingent Deferred Sales Charge (“CDSC”)

If you purchase $1 million or more in Touchstone equity fund Class A shares at NAV or $500,000 or more in Touchstone fixed income fund Class A shares at NAV and a commission was paid by Touchstone Securities to a participating unaffiliated dealer, a CDSC of up to 1.00% or 0.50%, respectively, may be charged on redemptions made within 1 year of your purchase. Additionally, when an upfront commission is paid to a participating dealer on transactions of $1 million or more in Touchstone equity fund Class A shares or $500,000 or more in Touchstone fixed income Class A shares, the fund will withhold any 12b-1 fee for the first 12 months following the purchase date. If you redeem Class C shares within 12 months of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below.  The CDSC will be assessed on the lesser of your shares’ NAV at the time of redemption or the time of purchase.  The CDSC is paid to Touchstone Securities to reimburse expenses incurred in providing distribution-related services to the Funds.

All sales charges imposed on redemptions are paid to Touchstone Securities.  In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time.  The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

No CDSC is applied if:

•The redemption is due to the death or post-purchase disability of a shareholder. Touchstone Securities may require documentation prior to waiver of the charge.
•Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. Touchstone Securities may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.
•Redemptions from a systematic withdrawal plan. The CDSC will be waived if the systematic withdrawal plan is based on a fixed dollar amount or number of shares and systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan must be based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.
•Redemptions from retirement plans qualified under Section 401 of the Code. The CDSC will be waived for benefit payments made by Touchstone Securities directly to plan participants.  Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans and qualified domestic relations orders.  The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial intermediary.
•The redemption is for a mandatory withdrawal from a traditional IRA account after reaching the qualified age based on applicable IRS regulations..

The above mentioned CDSC waivers do not apply to Class A share redemptions made within one year of the date of purchase where a Finder's Fee was paid. The SAI contains further details about the CDSC and the conditions for waiving the CDSC. Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Ameriprise Financial, Edward D. Jones & Co., Janney Montgomery Scott LLC, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc., Raymond James and Robert W. Baird & Co. Incorporated.

Signature Guarantees

Some circumstances may require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from many banks or securities dealers, but not from a notary public. Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

•Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee).
•Proceeds are being sent to an address other than the address of record.
•Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual’s account.
•Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request.
•Proceeds or shares are being sent/transferred between accounts with different account registrations.

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities, or restrict or refuse to process purchases or exchanges in the shareholder’s accounts. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request into any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period.  A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund.  If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed.  The Funds may also restrict or refuse to process purchases by the shareholder.  These exchange limits and excessive trading policies generally do not apply to systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed.  If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund.  In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with certain financial intermediaries.  Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds’ market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ market-timing policy with respect to customers identified by the Funds as having engaged in market timing.  When information regarding transactions in the Funds’ shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

Householding Policy (only applicable for shares held directly through Touchstone Securities)

Each Fund you invest in will send one copy of its prospectus and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding”, reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone Investments at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

In addition, eDelivery is available for statements, confirms, prospectuses and shareholder reports for shareholders holding accounts directly with Touchstone Securities, please contact Shareholder Services at 1.800.534.0407 for more information. If you hold your account through a Broker Dealer or Financial Intermediary please contact them directly to inquire about eDelivery opportunities.

Receiving Sale Proceeds

Touchstone Securities will forward the proceeds of your sale to you (or to your financial intermediary) within 7 days (normally within 3 business days) after receipt of a proper request. Under normal conditions, each Fund typically expects to meet redemption requests through the use of the Fund's holdings of cash or cash equivalents, lines of credit, an interfund loan (as discussed in the SAI) or by selling other Fund assets. A redemption-in-kind may be used under unusual circumstances and is discussed below in more detail.

Proceeds Sent to Financial Intermediaries or Authorized Processing Organizations or Financial Institutions. Proceeds that are sent to your Authorized Processing Organization or financial intermediary will not usually be reinvested for you unless you provide specific instructions to do so.  Therefore, the financial advisor, Authorized Processing Organization or financial institution may benefit from the use of your money.

Fund Shares Purchased by Check (only applicable for shares held directly through Touchstone Securities). We may delay the processing and payment of redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you believe you may need your money sooner, you should purchase shares by bank wire.

Reinstatement Privilege (Classes A and C shares only). You may, within 90 days of redemption, including redemption proceeds reinvested from an unaffiliated money market fund, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone Securities. If the redemption proceeds were from the sale of Class A shares and the sales load that you incurred on the initial purchase is less than the sales charge for the Fund in which you are reinvesting, you will incur a sales charge representing the difference. Reinvestment will be at the NAV next calculated after Touchstone Securities receives your request. If the reinvestment proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund. If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment. For federal income tax purposes, an exchange of Fund shares is treated as the sale of the shares of one Fund and the purchase of the shares of the other Fund. As a result, the exchange may result in a tax consequence if you have a capital gain or loss in the Fund shares you are selling.

Low Account Balances (only applicable for shares held directly through Touchstone Securities). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), Touchstone Securities may sell your shares and send the proceeds to you.  This involuntary sale does not apply to retirement accounts or custodian accounts under the UGTMA.  Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Delay of Payment. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances.  These circumstances can occur:

•When the NYSE is closed on days other than customary weekends and holidays;
•When trading on the NYSE is restricted; or
•During any other time when the SEC, by order, permits.

Redemption in-Kind. Under unusual circumstances (such as a market emergency), when the Board deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value in order to meet redemption requests. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities. Until such time as the shareholder sells the securities they receive in-kind, the securities are subject to market risk. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The Funds may also use redemption in–kind for certain Fund shares held by ReFlow.

Pricing of Fund Shares

Each Fund’s share price (also called “NAV”) and public offering price (NAV plus a sales charge, if applicable) is determined as of the close of regular trading (typically 4:00 p.m., Eastern time or at such other time that the NYSE establishes official closing prices) every day the NYSE is open. Each Fund calculates its NAV per share for each class, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding.

The Funds’ equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board (or under its direction). The Funds may use pricing services to determine market value for investments. Some specific pricing strategies follow:

•All short-term dollar-denominated investments that mature in 60 days or less may be valued on the basis of amortized cost which the Board has determined as fair value.
•Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the last quoted bid price.

Any foreign securities held by a Fund will be priced as follows:

•All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.
•Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange.  However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value.  This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund’s NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by a Fund that do not have readily available market quotations are priced at their fair value using procedures approved by the Board.  Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities.  The Funds may use fair value pricing under the following circumstances, among others:

•If the validity of market quotations is deemed to be not reliable.
•If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.
•If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Funds have established fair value policies and procedures that delegate fair value responsibilities to the Advisor. These policies and procedures outline the fair value method for the Advisor. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors established by the Board, and is therefore subject to the unavoidable risk that the value that the

Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. With respect to any portion of a Fund’s assets that is invested in other mutual funds, that portion of the Fund’s NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that mutual fund.

DISTRIBUTIONS AND TAXES

The Funds intend to distribute to their shareholders substantially all of their net investment income and capital gains. Dividends, if any, of net investment income are declared and paid annually by the Anti-Benchmark® US Core Equity Fund and the Sands Capital International Growth Fund. Dividends, if any, of net investment income are declared and paid quarterly by the Dynamic Diversified Income Fund and the Dynamic Global Allocation Fund. Each Fund makes distributions of capital gains, if any, at least annually.  If you own shares on a Fund’s distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash. Cash payments will only be made for amounts equal to or exceeding $25; for amounts less than $25, the dividends and distributions will be automatically reinvested in the paying Fund and class.  To elect cash payments, you must notify the Funds in writing or by phone prior to the date of distribution.  Your election will be effective for dividends and distributions paid after we receive your notice.  To cancel your election, simply send written notice to Touchstone Investments, P.O. Box 9878, Providence, Rhode Island 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, or call Touchstone Securities at 1.800.543.0407.  If you hold your shares through a financial institution, you must contact the institution to elect cash payment.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share NAV determined as of the date of payment.

A Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund.  A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution.  A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

For most shareholders, a statement will be sent to you within 45 days after the end of each year detailing the federal income tax status of your distributions.  Please see “Federal Income Tax Information” below for more information on the federal income tax consequences of dividends and other distributions made by a Fund.

Federal Income Tax Information

The tax information in this prospectus is provided only for general information purposes for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Funds intend to qualify annually to be treated as RICs under Subchapter M of Chapter 1, Subtitle A of the Code.  As such, the Funds will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the Code, one of which is to distribute to a Fund’s shareholders substantially all of the Fund’s net investment income and net short-term capital gains each year.  If for any taxable year a Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to federal income tax at the corporate tax rate; and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income and generally eligible for the dividends-received deduction for corporate shareholders and for “qualified dividend income” treatment for non-corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Distributions. The Funds will make distributions to you that may be taxed as ordinary income or capital gains.  The dividends and distributions you receive may be subject to federal, foreign, state and local taxation, depending upon your tax situation.  Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.  Taxable Fund distributions are taxable to a shareholder even if the distributions are paid from income or gains earned by a Fund prior to the shareholder’s investment and, thus, were included in the price the shareholder paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of the investment back as a taxable distribution. Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders and paid by the Fund on December 31 of the year in which the distribution was declared.

Ordinary Income. Net investment income, except for qualified dividend income and income designated as tax-exempt, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.  Certain dividends distributed to non-corporate shareholders and designated by a Fund as “qualified dividend income” are eligible for the long-term capital gains rate, provided certain holding period and other requirements are satisfied.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

Sale or Exchange of Shares. It is a taxable event for you if you sell shares of a Fund or exchange shares of a Fund for shares of another Touchstone Fund.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction.  Any realized gain or loss, generally, will be a capital gain or loss, assuming you held the shares of the Fund as a capital asset.  The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund.  Sales of shares of a Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss.  Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by the shareholder with respect to such shares unless the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Returns of Capital. If a Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess will be treated as a return of capital to the extent of a shareholder’s basis in his or her shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Backup Withholding. A Fund may be required to withhold U.S. federal income tax on all distributions and sales proceeds payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding.

Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Fund-of-Funds Structure.  An Allocation Fund’s use of a fund-of-funds structure could affect the amount, timing and type of distributions from an Allocation Fund and, therefore, may increase the amount of taxes payable by you.  Generally, the character of the dividends and distributions an Allocation Fund receives from another investment company will “pass through” to you, subject to certain exceptions, as long as the Allocation Fund and the underlying fund each qualify as a RIC under the Code.

Foreign Taxes.  Income received by a Fund or underlying fund from sources within foreign countries may be subject to foreign withholding and other taxes.  If a Fund qualifies (by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities in foreign corporations or by being a qualified fund of funds) and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income. You may, however, be able to claim an offsetting tax credit or deduction on your federal income tax return, depending on your particular circumstances and provided you meet certain holding period and other requirements. Tax-exempt holders of Fund shares, such as qualified tax-advantaged retirement plans, will not benefit from such a deduction or credit.

Non-U.S. Shareholders.  Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund.  This prospectus does not discuss the U.S. or foreign tax consequences of an investment by a non-U.S. shareholder in a Fund. Accordingly, non-U.S. shareholders are advised to consult their own tax advisors as to the U.S. and foreign tax consequences of an investment in a Fund.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.  You may also receive written notices of certain foreign taxes paid by a Fund during the prior taxable year.

Important Tax Reporting Considerations. The Funds are required to report cost basis and holding period information to both the IRS and shareholders for gross proceeds from the sales of Fund shares purchased on or after January 1, 2012 ("covered shares").  This information is reported on Form 1099-B.  The average cost method will be used to determine the cost basis of covered shares unless the shareholder instructs a Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If the shareholder designates SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, a Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals. If you hold shares of a Fund through a financial intermediary, the financial intermediary will be responsible for this reporting and the financial intermediary’s default cost basis method may apply.  Please consult your tax adviser for additional information regarding cost basis reporting and your situation.

Redemptions by S corporations of covered shares are required to be reported to the IRS on Form 1099-B. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

This section is only a summary of some important federal income tax considerations that may affect your investment in a Fund.  More information regarding these considerations is included in the Funds’ SAI.  You are urged and advised to consult your own tax advisor regarding the effects of an investment in a Fund on your tax situation, including the application of foreign, state, local and other tax laws to your particular situation.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years, or if shorter, the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The financial highlights for each Fund were audited by Ernst & Young LLP, an independent registered public accounting firm. The report of Ernst & Young LLP, along with each Fund’s financial statements and related notes, are included in the Funds’ annual report. You can obtain the annual report at no charge by calling 1.800.543.0407 or by downloading a copy from the Touchstone Investments website at: TouchstoneInvestments.com/Resources.

The financial highlights for the Sands Capital International Growth Fund are not included because that Fund commenced operations on March 8, 2021.

Touchstone Anti-Benchmark® US Core Equity Fund—Class A
Selected Data for a Share Outstanding Throughout The Period

	Period Ended December 31,
	2020(A)
Net asset value at beginning of period	$12.97
Income (loss) from investment operations:
Net investment income	0.02
Net realized and unrealized gains on investments	1.20
Total from investment operations	1.22
Distributions from:
Net investment income	(0.15)
Net asset value at end of period	$14.04
Total return(B)	9.41%	(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$6,184
Ratio to average net assets:
Net expenses	0.79%	(D)
Gross expenses	1.31%	(D)
Net investment income	0.70%	(D)
Portfolio turnover rate	54%	(C)(E)

Touchstone Anti-Benchmark® US Core Equity Fund—Class C
Selected Data for a Share Outstanding Throughout The Period

	Period Ended December 31,
	2020(A)
Net asset value at beginning of period	$11.57
Income (loss) from investment operations:
Net investment loss	(—)	(F)
Net realized and unrealized gains on investments	1.07
Total from investment operations	1.07
Net asset value at end of period	$12.64
Total return(B)	9.25%	(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$1,969
Ratio to average net assets:
Net expenses	1.54%	(D)
Gross expenses	2.22%	(D)
Net investment loss	(0.05)%	(D)
Portfolio turnover rate	54%	(C)(E)
(A)Represents the period from commencement of operations (October 2, 2020) through December 31, 2020.
(B)Total return shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(C)Not annualized.
(D)Annualized.
(E)Portfolio turnover excludes the purchases and sales of securities of the Touchstone Dynamic Equity Fund merger on October 2, 2020. If these transactions were included, portfolio turnover would have been higher.
(F)Less than $0.005 per share.

Touchstone Anti-Benchmark® US Core Equity Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Three Months Ended December 31,		Year Ended September 30,	Period Ended September 30,
	2020(A)(B)		2020(B)	2019(B)(C)
Net asset value at beginning of period	$13.05		$11.88	$11.22
Income (loss) from investment operations:
Net investment income	0.04		0.29	0.10
Net realized and unrealized gains on investments	1.30		1.44	0.63
Total from investment operations	1.34		1.73	0.73
Distributions from:
Net investment income	(0.19)		(0.38)	(0.07)
Realized capital gains	—		(0.17)	—
Return of capital	—		(0.01)	—
Total distributions	(0.19)		(0.56)	(0.07)
Net asset value at end of period	$14.20		$13.05	$11.88
Total return	10.23%	(D)	14.63%	6.57%	(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$17,411		$159	$52
Ratio to average net assets:
Net expenses	0.54%	(E)	0.54%	0.54%	(E)
Gross expenses	1.04%	(E)	9.63%	110.89%	(E)
Net investment income	0.92%	(E)	1.91%	2.10%	(E)
Portfolio turnover rate	54%	(D)(F)	73%	137%	(D)(G)

Touchstone Anti-Benchmark® US Core Equity Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Three Months Ended December 31,		Year Ended September 30,	Period Ended September 30,
	2020(A)(B)		2020(B)	2019(B)(C)
Net asset value at beginning of period	$13.22		$12.03	$11.36
Income (loss) from investment operations:
Net investment income	0.04		0.25	0.22
Net realized and unrealized gains on investments	1.31		1.53	0.52
Total from investment operations	1.35		1.78	0.74
Distributions from:
Net investment income	(—)	(H)	(0.41)	(0.07)
Realized capital gains	—		(0.17)	—
Return of capital	—		(0.01)	—
Total distributions	—		(0.59)	(0.07)
Net asset value at end of period	$14.57		$13.22	$12.03
Total return	10.22%	(D)	14.77%	6.59%	(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$23,061		$30,585	$26,648
Ratio to average net assets:
Net expenses	0.44%	(E)	0.44%	0.44%	(E)
Gross expenses	0.82%	(E)	0.77%	0.85%	(E)
Net investment income	1.02%	(E)	2.01%	2.21%	(E)
Portfolio turnover rate	54%	(D)(F)	73%	137%	(D)(G)
(A)The Fund changed its fiscal year end from September 30 to December 31.
(B)During the Three Months Ended December 31, 2020, the Fund effected the following reverse stock split effective the close of business October 2, 2020: 0.8911 for 1 for Class Y shares and 0.8799 for 1 for Institutional Class shares. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(C)Represents the period from commencement of operations (November 19, 2018) through September 30, 2019.
(D)Not annualized.
(E)Annualized.
(F)Portfolio turnover excludes the purchases and sales of securities of the Touchstone Dynamic Equity Fund merger on October 2, 2020. If these transactions were included, portfolio turnover would have been higher.
(G)Portfolio turnover excludes securities received from processing a subscription-in-kind.
(H)Less than $0.005 per share.

Touchstone Dynamic Diversified Income Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2020	2019		2018	2017	2016
Net asset value at beginning of period	$13.18	$12.12		$13.23	$12.73	$12.15
Income (loss) from investment operations:
Net investment income	0.42	0.53		0.47	0.44	0.48
Net realized and unrealized gains (losses) on investments	(0.13)	1.07		(1.07)	0.53	0.58
Total from investment operations	0.29	1.60		(0.60)	0.97	1.06
Distributions from:
Net investment income	(0.46)	(0.54)		(0.51)	(0.47)	(0.48)
Net asset value at end of period	$13.01	$13.18		$12.12	$13.23	$12.73
Total return(A)	2.52%	13.35%		(4.66)%	7.74%	8.81%
Ratios and supplemental data:
Net assets at end of period (000's)	$46,997	$50,821		$26,892	$31,264	$28,316
Ratio to average net assets:
Net expenses(B)	0.49%	0.49%		0.49%	0.49%	0.49%
Gross expenses(B)	0.88%	0.92%		0.93%	0.90%	0.90%
Net investment income	3.33%	4.10%		3.61%	3.44%	3.73%
Portfolio turnover rate	32%	73%	(C)	20%	25%	32%

Touchstone Dynamic Diversified Income Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2020	2019		2018	2017	2016
Net asset value at beginning of period	$13.27	$12.16		$13.26	$12.75	$12.17
Income (loss) from investment operations:
Net investment income	0.63	0.65		0.40	0.38	0.38
Net realized and unrealized gains (losses) on investments	(0.44)	0.86		(1.09)	0.50	0.58
Total from investment operations	0.19	1.51		(0.69)	0.88	0.96
Distributions from:
Net investment income	(0.36)	(0.40)		(0.41)	(0.37)	(0.38)
Net asset value at end of period	$13.10	$13.27		$12.16	$13.26	$12.75
Total return(A)	1.69%	12.51%		(5.33)%	6.93%	7.98%
Ratios and supplemental data:
Net assets at end of period (000's)	$2,335	$4,694		$13,075	$17,792	$25,197
Ratio to average net assets:
Net expenses(B)	1.24%	1.24%		1.24%	1.24%	1.24%
Gross expenses(B)	2.05%	1.96%		1.72%	1.64%	1.63%
Net investment income	2.58%	3.35%		2.86%	2.69%	2.98%
Portfolio turnover rate	32%	73%	(C)	20%	25%	32%
(A)Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(B)Ratio does not include expenses of the underlying funds.
(C)Portfolio turnover excludes the purchases and sales of securities of the Touchstone Controlled Growth with Income Fund acquired on May 10, 2019. If these transactions were included, portfolio turnover would have been higher.

Touchstone Dynamic Diversified Income Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2020	2019		2018	2017	2016
Net asset value at beginning of period	$13.21	$12.15		$13.26	$12.75	$12.17
Income (loss) from investment operations:
Net investment income	0.53	0.47		0.56	0.54	0.55
Net realized and unrealized gains (losses) on investments	(0.21)	1.16		(1.13)	0.47	0.54
Total from investment operations	0.32	1.63		(0.57)	1.01	1.09
Distributions from:
Net investment income	(0.49)	(0.57)		(0.54)	(0.50)	(0.51)
Net asset value at end of period	$13.04	$13.21		$12.15	$13.26	$12.75
Total return	2.80%	13.58%		(4.40)%	8.06%	9.06%
Ratios and supplemental data:
Net assets at end of period (000's)	$7,356	$13,762		$4,368	$6,675	$10,391
Ratio to average net assets:
Net expenses(A)	0.24%	0.24%		0.24%	0.24%	0.24%
Gross expenses(A)	0.82%	1.04%		1.03%	0.84%	0.73%
Net investment income	3.58%	4.35%		3.86%	3.69%	3.98%
Portfolio turnover rate	32%	73%	(B)	20%	25%	32%

Touchstone Dynamic Global Allocation Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$12.06	$10.63	$12.56	$11.56	$12.01
Income (loss) from investment operations:
Net investment income	0.16	0.21	0.20	0.21	0.28
Net realized and unrealized gains (losses) on investments	1.41	1.68	(1.16)	1.39	0.06
Total from investment operations	1.57	1.89	(0.96)	1.60	0.34
Distributions from:
Net investment income	(0.19)	(0.26)	(0.26)	(0.26)	(0.28)
Realized capital gains	(0.20)	(0.20)	(0.71)	(0.34)	(0.51)
Total distributions	(0.39)	(0.46)	(0.97)	(0.60)	(0.79)
Net asset value at end of period	$13.24	$12.06	$10.63	$12.56	$11.56
Total return(C)	13.09%	17.95%	(7.91)%	13.96%	2.80%
Ratios and supplemental data:
Net assets at end of period (000's)	$81,624	$77,001	$54,871	$67,562	$62,689
Ratio to average net assets:
Net expenses(A)	0.49%	0.49%	0.49%	0.49%	0.49%
Gross expenses(A)	0.91%	0.94%	0.92%	0.91%	0.92%
Net investment income	1.26%	1.77%	1.57%	1.72%	2.26%
Portfolio turnover rate	33%	38%	40%	32%	39%
(A)Ratio does not include expenses of the underlying funds.
(B)Portfolio turnover excludes the purchases and sales of securities of the Touchstone Controlled Growth with Income Fund acquired on May 10, 2019. If these transactions were included, portfolio turnover would have been higher.
(C)Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

Touchstone Dynamic Global Allocation Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$11.80	$10.38	$12.28	$11.31	$11.77
Income (loss) from investment operations:
Net investment income	0.25	0.25	0.11	0.12	0.19
Net realized and unrealized gains (losses) on investments	1.20	1.51	(1.13)	1.35	0.05
Total from investment operations	1.45	1.76	(1.02)	1.47	0.24
Distributions from:
Net investment income	(0.10)	(0.14)	(0.17)	(0.16)	(0.19)
Realized capital gains	(0.20)	(0.20)	(0.71)	(0.34)	(0.51)
Total distributions	(0.30)	(0.34)	(0.88)	(0.50)	(0.70)
Net asset value at end of period	$12.95	$11.80	$10.38	$12.28	$11.31
Total return(A)	12.28%	17.01%	(8.55)%	13.10%	2.00%
Ratios and supplemental data:
Net assets at end of period (000's)	$3,015	$5,250	$24,897	$33,039	$44,946
Ratio to average net assets:
Net expenses(B)	1.24%	1.24%	1.24%	1.24%	1.24%
Gross expenses(B)	2.03%	1.90%	1.68%	1.66%	1.65%
Net investment income	0.51%	1.02%	0.82%	0.97%	1.51%
Portfolio turnover rate	33%	38%	40%	32%	39%

Touchstone Dynamic Global Allocation Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$12.19	$10.73	$12.67	$11.66	$12.11
Income (loss) from investment operations:
Net investment income	0.17	0.31	0.27	0.24	0.32
Net realized and unrealized gains (losses) on investments	1.42	1.64	(1.21)	1.40	0.05
Total from investment operations	1.59	1.95	(0.94)	1.64	0.37
Distributions from:
Net investment income	(0.21)	(0.29)	(0.29)	(0.29)	(0.31)
Realized capital gains	(0.20)	(0.20)	(0.71)	(0.34)	(0.51)
Total distributions	(0.41)	(0.49)	(1.00)	(0.63)	(0.82)
Net asset value at end of period	$13.37	$12.19	$10.73	$12.67	$11.66
Total return	13.23%	18.35%	(7.69)%	14.21%	3.03%
Ratios and supplemental data:
Net assets at end of period (000's)	$4,735	$4,060	$5,525	$12,758	$14,678
Ratio to average net assets:
Net expenses(B)	0.24%	0.24%	0.24%	0.24%	0.24%
Gross expenses(B)	0.88%	0.97%	0.85%	0.78%	0.75%
Net investment income	1.51%	2.02%	1.82%	1.97%	2.51%
Portfolio turnover rate	33%	38%	40%	32%	39%
(A)Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(B)Ratio does not include expenses of the underlying funds.

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
1.800.638.8194

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

SHAREHOLDER SERVICES
1.800.543.0407
*A Member of Western & Southern Financial Group
The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group: Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

Go paperless, sign up today at:
TouchstoneInvestments.com/Resources/Edelivery

For investors who want more information about the Funds, the following documents are available free upon request:
Appendix A: Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts is a separate document that provides additional information about the availability of certain sales charge waivers and discounts and is incorporated into this prospectus, which means it is legally a part of this prospectus.
Statement of Additional Information (“SAI”): The SAI provides more detailed information about the Funds and is incorporated herein by reference, which means it is legally a part of this prospectus.
Annual/Semiannual Reports (“Financial Reports”): The Funds’ Financial Reports provide additional information about the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the Funds' shareholder reports will no longer be sent by mail. Instead, the reports will be made available on the Touchstone Funds website (TouchstoneInvestments.com/Resources/Fund-Shareholder-Reports), and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from a Fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
You can get free copies of Appendix A, the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor or by contacting Touchstone Investments at 1.800.543.0407.  Appendix A, the SAI and Financial Reports are also available on the Touchstone Investments website at: TouchstoneInvestments.com/Resources.

Reports and other information about the Funds are available on the EDGAR database of the SEC’s internet site at http://www.sec.gov.  You may obtain copies of these reports and other information after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act File No. 811-03651

TSF-54CC-TST-2104

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts

As noted in the Funds' prospectus, the availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify a Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. The sales charge waivers and discounts described in this Appendix A are available only if you purchase shares through the designated intermediary. The information disclosed in this Appendix A is part of, and incorporated in, the Funds' prospectus.

* * * * * *

Shareholders Purchasing Fund Shares Through Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial brokerage or account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:
•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
•Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

* * * * * *

Policies Regarding Transactions Through Edward D. Jones & Co., L.P. ("Edward Jones")

Breakpoints
•Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation ("ROA")
•The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Touchstone Fund Complex held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent ("LOI")
•Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
•If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
•Shares purchased in an Edward Jones fee-based program.
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
•Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge ("CDSC") Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•The death or disability of the shareholder.
•Systematic withdrawals with up to 10% per year of the account value.
•Return of excess contributions from an Individual Retirement Account (IRA).

•Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•Shares exchanged in an Edward Jones fee-based program.
•Shares acquired through NAV reinstatement.
•Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts
•Initial purchase minimum: $250
•Subsequent purchase minimum: none

Minimum Balances
•Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•A fee-based account held on an Edward Jones platform
•A 529 account held on an Edward Jones platform
•An account with an active systematic investment plan or LOI

Exchanging Share Classes
•At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

* * * * * *

Shareholders Purchasing Fund Shares Through Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, shareholders purchasing fund shares through a Janney account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Janney

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

Sales charge waivers on Class A and C shares available at Janney

Shares sold upon the death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•Shares purchased in connection with a return of excess contributions from an IRA account.
•Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•Shares acquired through a right of reinstatement.

Front-end load discounts available at Janney: breakpoints, and/or rights of accumulation

•Breakpoints as described in the fund’s Prospectus.
•Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney.

Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

* * * * * *

Shareholders Purchasing Fund Shares Through Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")

The following information is provided by Merrill Lynch: Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares Available at Merrill Lynch

•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
•Shares purchased through a Merrill Lynch affiliated investment advisory program
•Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this Prospectus
•Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A Shares and Class C Shares Available at Merrill Lynch

•Death or disability of the shareholder
•Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•Return of excess contributions from an IRA Account
•Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
•Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•Shares acquired through a right of reinstatement
•Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
•Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation, and Letters of Intent

•Breakpoints as described in this Prospectus
•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts

(including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

* * * * * *

Shareholders Purchasing Fund Shares Through Morgan Stanley Smith Barney LLC ("Morgan Stanley")

The following information is provided by Morgan Stanley: Unless otherwise noted herein, effective June 1, 2020, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•Shares purchased through a Morgan Stanley self-directed brokerage account
•Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge
•Your financial intermediary, on your behalf, can convert Class S shares of the Touchstone Ultra Short Duration Fixed Income Fund to Class A shares of the same fund, without a sales charge and on a tax free basis, if they are held in a brokerage account
•Effective July 1, 2020, shares of the Touchstone Ultra Short Duration Fixed Income Fund purchased in a Morgan Stanley transactional brokerage account.

* * * * * *

Shareholders Purchasing Fund Shares Through Oppenheimer & Co. Inc (“OPCO”)

Effective February 26, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•Shares purchased by or through a 529 Plan
•Shares purchased through a OPCO affiliated investment advisory program
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
•Employees and registered representatives of OPCO or its affiliates and their family members

•Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

•Death or disability of the shareholder
•Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•Return of excess contributions from an IRA Account
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
•Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•Breakpoints as described in this prospectus.
•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

* * * * * *

Shareholders Purchasing Fund Shares Through Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Raymond James
•Shares purchased in an investment advisory program.
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•Death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•Return of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or Rights of Accumulation

•Breakpoints as described in this prospectus.
•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

* * * * * *

Shareholders Purchasing Fund Shares Through Robert W. Baird & Co. Incorporated

The following information is provided by Robert W. Baird & Co. Incorporated ("Baird"): Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund
•Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
•Shares purchased from the proceeds of redemptions from another Touchstone Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•A shareholder in the Fund's Investor C Shares will have their shares converted at net asset value to Investor A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird
•Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

•Shares sold due to death or disability of the shareholder
•Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•Shares bought due to returns of excess contributions from an IRA Account
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus
•Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•Breakpoints as described in this prospectus
•Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Touchstone Fund assets held by accounts within the purchaser’s household at Baird. Eligible Touchstone Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
•Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Touchstone Funds through Baird, over a 13-month period of time
81

TOUCHSTONE STRATEGIC TRUST

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2021

	Class A	Class C	Class Y	Institutional Class	Class R6
Touchstone Anti-Benchmark® US Core Equity Fund (formerly, Touchstone Dynamic Equity Fund)	TDEAX	TDECX	TDEYX	TDELX
Touchstone Dynamic Diversified Income Fund	TBAAX	TBACX	TBAYX
Touchstone Dynamic Global Allocation Fund	TSMAX	TSMCX	TSMYX
Touchstone Sands Capital International Growth Fund			TCDYX	TCDIX	TCDRX

This Statement of Additional Information (“SAI”) is not a prospectus and relates only to the above-referenced funds (each a “Fund” and together, the “Funds”). It is intended to provide additional information regarding the activities and operations of Touchstone Strategic Trust (the “Trust”) and should be read in conjunction with the Funds’ prospectus dated April 30, 2021, as may be amended. The Funds’ (with the exception of the Touchstone Sands Capital International Growth Fund) audited financial statements for the fiscal year ended December 31, 2020, including the notes thereto and the report of Ernst & Young LLP thereon, included in the annual report to shareholders (the “Annual Report”), are hereby incorporated into this SAI by reference. A copy of the prospectus and the Annual Report may be obtained without charge by writing to the Trust at P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or by downloading a copy at TouchstoneInvestments.com.

STATEMENT OF ADDITIONAL INFORMATION

Touchstone Strategic Trust
303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

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THE TRUST

Touchstone Strategic Trust (the “Trust”) is an open-end management investment company that was organized as a Massachusetts business trust on November 18, 1982. This SAI relates to the following separate series of the Trust: Touchstone Anti-Benchmark® US Core Equity Fund, formerly Touchstone Dynamic Equity Fund (“Anti-Benchmark® US Core Equity Fund”), Touchstone Dynamic Diversified Income Fund (“Dynamic Diversified Income Fund”), Touchstone Dynamic Global Allocation Fund (“Dynamic Global Allocation Fund”) and Touchstone Sands Capital International Growth Fund ("Sands Capital International Growth Fund") (each, a "Fund" and collectively, the "Funds"). The Dynamic Diversified Income Fund and the Dynamic Global Allocation Fund are together referred to as the “Allocation Funds.” The Anti-Benchmark® US Core Equity Fund, Dynamic Diversified Income Fund and Dynamic Global Allocation Fund are diversified, open–end management investment companies. The Sands Capital International Growth Fund is a non-diversified open-end management investment company.

Touchstone Advisors, Inc. (the “Advisor” or “Touchstone Advisors”) is the investment advisor and administrator for each Fund. The Advisor has selected one or more sub-advisor(s) to manage, on a daily basis, the assets of each Fund. The Advisor has sub-contracted certain of the Trust complex's administrative and accounting services to The Bank of New York Mellon and the Trust complex's transfer agent services to BNY Mellon Investment Servicing (US) Inc. (collectively referred to herein as “BNY Mellon”). Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”) is the principal distributor of the Funds’ shares. The Distributor is an affiliate of the Advisor.

The Allocation Funds offer Classes A, C and Y shares. The Anti-Benchmark® US Core Equity Fund offers Classes A, C, Y and Institutional Class shares. The Sands Capital International Growth Fund offers Class Y, Institutional Class and Class R6 shares. The shares of a Fund represent an interest in the same assets of that Fund. The shares have the same rights and are identical in all material respects except that (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders and may have different investment minimums. The Board of Trustees of the Trust (the “Board”) may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership.  However, numerous investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.  As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations.  Management believes that, in view of the above, the risk of personal liability is remote.

History of the Funds

Anti-Benchmark® US Core Equity Fund. On October 2, 2020, the Touchstone Anti-Benchmark® US Core Equity Fund, a series of Touchstone Funds Group Trust (the "Predecessor Fund"), was reorganized into the Touchstone Dynamic Equity Fund (the "Reorganization"). Effective October 3, 2020, the Fund changed its name from the Touchstone Dynamic Equity Fund (the "Dynamic Equity Fund") to the Touchstone Anti-Benchmark® US Core Equity Fund, and also changed its principal investment strategies and sub-advisor to match those of the Predecessor Fund. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund. Performance information and certain financial information prior to October 3, 2020 included in the Fund’s prospectus and SAI is that of the Predecessor Fund.

Allocation Funds. Effective November 23, 2015, the Touchstone Balanced Allocation Fund (the “Balanced Fund”) changed its name to the Touchstone Dynamic Diversified Income Fund, and the Touchstone Moderate Growth Allocation Fund (the “Moderate Growth Fund”) changed its name to the Touchstone Dynamic Global Allocation Fund. At that time, each Allocation Fund adopted certain changes to its principal investment strategies, and changed its sub-advisor to Wilshire Associates
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Incorporated.  In addition, on November 20, 2015, each Allocation Fund reclassified its Institutional Class shares as Class Y shares.  As of November 23, 2015, the Allocation Funds no longer offer Institutional Class shares.

Pursuant to an Agreement and Plan of Reorganization dated as of October 27, 2015, the Moderate Growth Fund acquired the assets of the Touchstone Growth Allocation Fund (the “Growth Fund”). The Moderate Growth Fund was the accounting survivor of the reorganization. Accordingly, performance prior to November 23, 2015 reflects the performance of the Moderate Growth Fund (now, the Dynamic Global Allocation Fund).

As of the close of business on May 10, 2019, the Touchstone Controlled Growth with Income Fund was reorganized into the Touchstone Dynamic Diversified Income Fund.

Before each fund identified below commenced operations, all of the assets and liabilities of the corresponding predecessor fund identified below were transferred to the fund in a tax-free reorganization as set forth in an agreement and plan of reorganization (each an “Old Mutual Reorganization”) between the Trust, on behalf of the funds, and Old Mutual Funds I, on behalf of the predecessor funds. Each Old Mutual Reorganization occurred on April 16, 2012. As a result of each Old Mutual Reorganization, the Fund assumed the performance and accounting history of its corresponding predecessor fund. Shareholders of the predecessor funds who owned Class Z shares received Class Y shares of the corresponding Touchstone Fund in the Old Mutual Reorganizations.  Financial and performance information prior to April 16, 2012 is that of the predecessor funds.

Old Mutual Predecessor Funds	Touchstone Funds
Old Mutual Asset Allocation Balanced Portfolio	Balanced Fund
Old Mutual Asset Allocation Moderate Growth Portfolio	Moderate Growth Fund
Old Mutual Asset Allocation Growth Portfolio	Growth Fund*
Subsequent to the Old Mutual Reorganizations, all of the assets and liabilities of the corresponding Fifth Third predecessor funds identified below were transferred to the applicable Touchstone Fund in a tax-free reorganization as set forth in an agreement and plan of reorganization (each a “Fifth Third Reorganization”) between the Trust, on behalf of the applicable Touchstone Funds, and Fifth Third Funds, on behalf of the Fifth Third predecessor funds. Each Fifth Third Reorganization occurred on September 10, 2012.

Fifth Third Predecessor Funds	Touchstone Funds
Fifth Third LifeModel Aggressive Fund	Growth Fund*
Fifth Third LifeModel Moderately Aggressive Fund	Moderate Growth Fund
Fifth Third LifeModel Moderate Fund	Balanced Fund
* On November 20, 2015, the Moderate Growth Fund acquired the Growth Fund.

Sands Capital International Growth Fund. The Fund is a new series of the Trust. The Fund commenced operations on March 8, 2021.

PERMITTED INVESTMENTS AND RISK FACTORS

The investment strategies and risks of investing in the Funds are described in the applicable Fund's prospectus. The permitted investments and risk factors below apply to each Fund unless noted otherwise, but only if and to the extent that such investments are consistent with and permitted by the Fund's investment goals, limitations, policies, and strategies. In addition to the investment limitations set forth under the section of this SAI entitled "Investment Limitations", the investment limitations below are considered to be non-fundamental policies, which may be changed at any time by a vote of the Trust’s Board, unless designated as a “Fundamental” policy.  In addition, any stated percentage limitations are measured at the time of the purchase of a security.

ADRs, ADSs, EDRs, CDRs, and GDRs. The Anti-Benchmark® US Core Equity Fund may invest in American Depositary Receipts (“ADRs”) and other similar instruments. ADRs and American Depositary Shares (“ADSs”) are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer.  They are publicly traded on exchanges or over-the-counter in the United States.  European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), and Global Depositary Receipts (“GDRs”) may also be purchased by the Fund. EDRs, CDRs and GDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.  Certain institutions issuing ADRs, ADSs, GDRs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. Holders of an unsponsored depositary receipt generally bear all the costs of the
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unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Allocation Funds. The following supplements the information contained in the prospectus concerning each Allocation Fund’s principal investment strategies and principal risks.  In addition, although not principal strategies of the Allocation Funds, the Allocation Funds may invest in other types of securities and engage in other investment practices as described in the prospectus or in this SAI.

Each Allocation Fund seeks to achieve its investment goal by primarily investing in a diversified portfolio of underlying funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds). These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed-income, and alternative investments, as applicable. By owning shares of the underlying funds, each Allocation Fund indirectly invests in the securities and instruments held by the underlying funds and bears the same risks of such underlying funds. The majority of the underlying funds in which each Allocation Fund invests will be affiliated funds; however, each Allocation Fund will have the ability to invest in unaffiliated underlying funds, including exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), to the extent that the desired asset class exposure is not available through Touchstone Funds.  Each Allocation Fund’s investments are subject to limitations prescribed by the 1940 Act, the rules thereunder, and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.  These limitations currently provide, in part, that no Allocation Fund may purchase shares of an investment company if (a) such a purchase would cause an Allocation Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause an Allocation Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of an Allocation Fund’s total assets would be invested in the aggregate in all investment companies.  As a shareholder of a Fund that invests in another investment company, a Fund shareholder would bear his or her pro-rata portion of the underlying investment company’s expenses, including advisory fees, in addition to the expenses of the Fund.  Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies as noted above, certain fund-of-funds are permitted to invest in investment companies that are part of the same group of investment companies under certain circumstances. In addition, the 1940 Act permits an affiliated fund-of-funds to acquire securities of funds that are not part of the same group of investment companies subject to certain limitations.  Thus, the Allocation Funds are able to invest in other Touchstone Funds as well as unaffiliated funds so long as such investments are consistent with the requirements of Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act, the rules promulgated thereunder, and any applicable exemptive relief issued by the SEC.

A significant percentage of the underlying funds' shares may be owned or controlled by a large shareholder, such as other funds or accounts, including those of which the Advisor or an affiliate of the Advisor may have investment discretion. Accordingly, the underlying funds can be subject to the potential for large scale inflows and outflows as a result of purchases and redemptions made by significant shareholders, such as the Allocation Funds. These inflows and outflows could be significant and, if frequently occurring, could negatively affect the underlying funds' net asset value and performance and could cause the underlying fund to sell securities at inopportune times in order to meet redemption requests.

The underlying funds may use a variety of investment techniques as described in the Funds' prospectus under the headings “The Fund’s Principal Investment Strategies,” “The Fund’s Principal Risks” and “Principal Investment Strategies and Risks”.  For a complete description of the underlying funds’ investment strategies and policies, please see the underlying funds’ prospectuses and statements of additional information.

Borrowing and Leveraging. The Funds may borrow money from banks (including their custodian bank) or from lenders to the extent permitted by applicable law. The 1940 Act requires the Funds to maintain asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of at least 300% for all such borrowings. If at any time the value of a Fund's assets should fail to meet this 300% coverage test, the Fund, within 3 days (not including Sundays and holidays), will reduce the amount of its borrowings to the extend necessary to meet this test. The Funds will not make any borrowings or enter into a reverse repurchase agreement or dollar roll transaction that would cause its outstanding borrowings to exceed one-third of the value of its total assets.

Leveraging a Fund through borrowing or other means (e.g., certain uses of derivatives) creates an opportunity for increase net income, but at the same time, creates special risk considerations. Leveraging creates interest expenses for the Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. Interest rate arbitrage transactions, reverse repurchase agreements and dollar roll
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transactions create leverage and must be fully collateralized by assets segregated or earmarked by a Fund’s custodian or otherwise “covered.” In an interest rate arbitrage transaction, the Funds borrows money at one interest rate and lends the proceeds at another, higher interest rate. These leverage transactions involve a number of risks; including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing.

Business Development Companies (“BDCs”). BDCs are a type of closed-end fund regulated under the 1940 Act. BDCs are publicly-traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising. BDCs are unique in that at least 70% of their investments must be made to private U.S. businesses and BDCs are required to make available significant managerial assistance to their portfolio companies. BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). BDCs have expenses associated with their operations. Accordingly, the Anti-Benchmark® US Core Equity Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based fees, charged by the BDCs in which it invests.

Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their net asset value.

Canadian Income Trusts. A Canadian Income Trust is a qualified income trust as designated by the Canada Revenue Agency that operates as a profit-seeking corporation.  This type of income trust, which pays out all earnings to unit holders before paying taxes, is usually traded publicly on a securities exchange.  Canadian Income Trusts enjoy special Canadian corporate tax privileges.

Common Stocks. Common stocks are securities that represent units of ownership in a company.  Common stocks usually carry voting rights and earn dividends.  Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the board of directors of the issuing company.

Convertible Securities. Convertible securities are corporate securities that are exchangeable for a set number of another security at a pre-stated price. Convertible securities typically have characteristics of both fixed-income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

A synthetic convertible security is a combination investment in which the Funds purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because the Funds will create synthetic convertible positions only out of high grade fixed-income securities, the credit rating associated with the Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade.  However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities.  Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Advisor and applicable sub-advisor take such differences into account when evaluating such positions.  When a synthetic convertible position “matures” because of the expiration of the associated option, the Funds may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Funds does not so extend the maturity of a position, it may continue to hold the associated fixed-income security.
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Cyber Security and Operational Risk. Cyber security breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cyber security incidents include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information.

A cyber security breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the Advisor, a Sub-Advisor, or the Funds’ other service providers may not be able to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting, or fulfillment of Fund share purchases and redemptions. Cyber security incidents could cause a Fund, the Advisor, a Sub-Advisor, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.

Cyber-events have the potential to materially affect the Funds' and the Advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The Funds have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the Funds will be able to prevent or mitigate the impact of any or all cyber-events.

Equity-Linked Notes ("ELNs"). The Funds may purchase ELNs. The principal or coupon payment on an ELN is linked to the performance of an underlying security or index. ELNs may be used, among other things, to provide the Funds with exposure to international markets while providing a mechanism to reduce foreign tax or regulatory restrictions imposed on foreign investors. The risks associated with purchasing ELNs include the creditworthiness of the issuer and the risk of counterparty default. Further, the Fund’s ability to dispose of an ELN will depend on the availability of liquid markets in the instruments. The purchase and sale of an ELN is also subject to the risks regarding adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

Equity-Linked Warrants. Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

Equity-Related Securities. The Fund may invest in equity-related securities, including low-exercise-price options (“LEPOs”), low exercise price warrants (“LEPWs”), and participatory notes (“P-notes”) to gain exposure to issuers in certain emerging or frontier market countries. LEPOs, LEPWs, and P-notes are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying securities traded in emerging or frontier markets. These securities may be listed on an exchange or traded over-the-counter, and are similar to ADRs. As a result, the risks of investing in LEPOs, LEPWs, and P-notes are similar to depositary receipts risk and foreign securities risk in general. Specifically these securities entail both counterparty risk—the risk that the issuer of the LEPO, LEPW, or P-Note may not be able to fulfill its obligations or that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms—and liquidity risk—the risk that a liquid market may not exist for such securities.
Exchange-Traded Funds (“ETFs”). The Funds may invest in ETFs. An ETF is a fund that holds a portfolio of common stocks designed to track the performance of a particular securities index or sector of an index, such as the S&P® 500 Index, or a portfolio of bonds that may be designed to track a bond index. Because they may be traded like stocks on a securities exchange (e.g., the New York Stock Exchange; the NYSE MKT or NASDAQ Stock Market), ETFs may be purchased and sold throughout the trading day based on their market price. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices or sectors of indices hold either:
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•shares of all of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or
•shares of a sampling of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called “creation units” in exchange for a specified portfolio of the ETF’s underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value), together with a cash payment generally equal to accumulated dividends as of the date of redemption. As investment companies, ETFs incur fees and expenses such as trustee fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the net asset value of ETFs. Accordingly, ETF shareholders pay their proportionate share of these expenses.

Foreign Securities. Except as expressly set forth herein and in the prospectus, the Funds may invest in securities of foreign issuers and in sponsored and unsponsored depositary receipts. Foreign companies are companies that: (i) are organized under the laws of a foreign country or maintain their principal place of business in a foreign country; (ii) the principal trading market for their securities is located in a foreign country; or (iii) derive at least 50% of their revenues or profits from operations in a foreign country or have at least 50% of their assets located in a foreign country. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.
In addition, there are risks relating to ongoing concerns regarding the economies of certain European countries and their sovereign debt, as well as the potential for one or more countries to leave the European Union ("EU").
Brexit Risk. Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. In January 2020, the United Kingdom (“UK”) left the EU, commonly referred to as "Brexit," and the UK ceased to be a member of the EU. Following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This long-term uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain European countries. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. These events and the resulting market volatility may have an adverse effect on the performance of a Fund.

Foreign Market Risk. A Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell
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foreign securities or transfer a Fund’s assets or income back into the United States or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund’s operations.

Public Availability of Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. A Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and certain non-U.S. countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; a Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors, such as a Fund. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount a Fund can earn on its investments.

Foreign Currency Risk. While the Anti-Benchmark® US Core Equity Fund’s net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are: (1) it may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Restrictions on Investments. There may be unexpected restrictions on investments in companies located in certain foreign countries. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Communist Chinese military companies.” As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a Fund may incur losses.
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Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Fund, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Funds also may invest in foreign currency futures and in options on currencies. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. The Funds may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency.

By entering into forward foreign currency contracts, the Funds will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.
When entering into a contract for the purchase or sale of a security in a foreign currency, the Funds may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.
Also, when the Fund’s sub-advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward foreign currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. The Funds will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars. The Funds will place assets in a segregated account or otherwise earmark assets as cover to assure that its obligations under forward foreign currency contracts are covered.
Emerging Market and Frontier Market Securities. Emerging market countries are generally countries that are included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, or otherwise excluded from the MSCI World Index. As of January 29, 2021, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The country composition of the MSCI Emerging Markets Index and the MSCI World Index can change over time. Frontier market countries, which are those emerging market countries that have the smallest, least mature economies and least developed capital markets, are generally countries that are included in the MSCI Frontier Markets Index.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose capital gains taxes on foreign investors.
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Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
Risk of Investing in China A-shares (Sands Capital International Growth Fund only). The Fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange ("SZSE") through the Shanghai-Hong Kong and the Shenzhen-Hong Kong Stock Connect Program (“Stock Connect”). Stock Connect is a securities trading and clearing program developed by Hong Kong Exchanges and Clearing Limited ("HKEX"), the SSE, the SZSE and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. Investors through Stock Connect are subject to PRC regulations and SSE listing rules, among others. These could include limitations on trading or suspension of trading. There are special considerations and risks associated with investing in A-shares via Stock Connect.
Quota Limitation Risk: Trades through Stock Connect are subject to daily quotas. If the daily quota is reached during continuous trading or the opening call session, new buy orders will be rejected for the remainder of the day. Thus, there is no guarantee that a buy order can be effectively placed through Stock Connect. Such limitations may restrict the Fund from investing in A-shares at the desired time or for the desired quantity, which could have an effect on the Fund’s capacity to successfully follow its investment strategy.

Block or Manual Trade Not Allowed: All trading must be conducted on SSE and/or SZSE, which means that no over-the-counter or manual trades are permitted. Investment opportunities may be limited because block trades, manual trades, reporting or internalization are not permitted for Stock Connect shares.

Clearing, Settlement and Custody Risks: The Hong Kong Securities Clearing Company Limited, a wholly-owned subsidiary of HKSCC and ChinaClear, the national central counterparty of China’s securities market that serves as a comprehensive network of clearing, settlement and stock holding infrastructure, establishes the clearing links. Both HKSCC and ChinaClear participate in facilitating the clearing and settlement of the cross-border trades of the other. In the event of ChinaClear defaulting, HKSCC will in good faith seek recovery of stocks and monies from ChinaClear through the accessible legal channels. In such an event, the Fund may not fully recover its losses. In addition, the Stock Connect program’s trading, clearance and settlement procedures are relatively untested in China, which could pose risks to the Fund, including uncertainty related to “single-sided settlement” procedures in which local sub-custodians receive settlement instructions from the Fund’s executing broker as opposed to the Fund’s custodian.

Overseas investors, such as the Fund, will not hold physical A-shares, but rather maintain their SSE securities with broker or custodial accounts with the HKSCC. Additionally, all trades of eligible Stock Connect A-shares must be settled in renminbi
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(RMB). This may require that investors have well-timed access to a reliable source of offshore RMB, which cannot always be guaranteed.

Nominee Arrangements and Legal Rights: Under a nominee structure, HKSCC is the nominee holder of the Stock Connect A-shares acquired by overseas investors, including the Fund. HKSCC will be the named registrar of the purchased shares. A-shares purchased through the Northbound Trading Link (i.e. non-Mainland investor market access channel) entitles foreign investors to proprietary rights and benefits in accordance with applicable laws. Under the Stock Connect guidelines, overseas investors may exercise their shareholder rights as beneficial owners of SSE securities in accordance with the laws and regulations of the Hong Kong Special Administrative Region. Beneficial owners of SSE Securities may exercise their rights with the HKSCC as the nominee holder, including the right to call, participate in shareholders’ meetings, right to exercise voting rights, the right to receive dividends, amongst other rights.

Current PRC law does not expressly provide clear guidance for a beneficial owner under a nominee structure to pursue or prevent legal action. However, the HKSCC, as nominee holder of SSE Securities, may exercise shareholder rights and take legal actions for its foreign investors. The courts in China may find that the registrar, as a nominee or custodian, has full ownership of the Stock Connect shares. PRC laws have not distinguished between legal ownership and beneficial ownership, particularly regarding the Fund and its investors. Furthermore, there have been few cases involving a nominee account structure in the PRC courts. Other considerations regarding the rights and interests of the Fund relate to uncertain enforcement mechanisms under PRC law. Consequently, the Fund is not assured that its ownership of A-shares is in full possession at all times. Furthermore, the Fund may face delays or difficulties in enforcing its ownership rights in A-shares.

Tax & Expense Risks: Additional considerations include different fees, costs and taxes imposed on foreign investors purchasing A-shares through Stock Connect. The Fund’s investment may be subject to a number of tax rules. Application of these rules may be uncertain. Mainland China implemented tax reforms in recent years, and may amend or revise its existing tax laws in the future. These amendments may have retroactive effects. Changes in applicable Chinese tax law could reduce after-tax profits of the Fund. This could include reducing the after-tax profits of companies in China in which the Fund invests. Chinese taxes that may apply to the Fund's investments include income tax or withholding tax on dividends, interest or gains earned by the Fund. These various uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Additionally, taxes and related expenses may be higher than comparable expenses and taxes imposed on foreign owners of other securities providing similar investment exposure.

Additional Considerations and Risks: There is a risk that information technology and networking systems will not properly function and that changes may occur as the market develops. Thus, A-shares trading may be disrupted if systems do not function properly. There may also be information technology capabilities and other risk management requirements specified by the relevant exchanges or clearinghouses. See "Emerging Markets Securities" above for more information on other risks.
Illiquid Securities. Subject to the limitations in the 1940 Act and the rules thereunder, the Funds may invest in illiquid securities. No Fund may acquire an illiquid security if, immediately after the acquisition, it would have invested more than 15% of its net assets in illiquid securities. Certain Funds may have additional limitations on investments in illiquid securities. Illiquid securities are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

The Trust has implemented a written liquidity risk management program (the “LRM Program”) and related procedures to manage the liquidity risk of each Fund in accordance with Rule 22e-4 under the 1940 Act (“Rule 22e-4”). Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors' interests in the fund. The Board has designated Touchstone Advisors to serve as the program administrator ("Program Administrator") of the LRM Program and the related procedures. As a part of the LRM Program, the Program Administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of each Fund's investments in accordance with Rule 22e-4. Under the LRM Program, the Program Administrator assesses, manages, and periodically reviews each Fund's liquidity risk, and is responsible for making periodic reports to the Board and the SEC regarding the liquidity of each Fund's investments, and for notifying the Board and the SEC of certain liquidity events specified in Rule 22e-4. The liquidity of each Fund's portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRM Program.

Illiquid securities include, among others, demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities.  Investing in unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses.  As a result of the absence of a public trading market for these
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securities, they may be less liquid than publicly traded securities.  Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, the Funds typically determine the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund, or less than what may be considered the fair value of such securities.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration.

In addition, the Funds believe that certain investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, “special situations”) could enhance a Fund’s capital appreciation potential.  To the extent these investments are deemed illiquid, a Fund’s investment in them will be consistent with their applicable restriction on investment in illiquid securities.  Investments in special situations and certain other instruments may be liquid, as determined by the Program Administrator of the Funds' LRM Program.
Initial Public Offerings (“IPOs”). Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, the sub-advisor will often purchase IPO shares that would qualify as a permissible investment for the Funds but will instead decide to allocate those IPO purchases to other funds they advise. Any such allocation will be done in a fair and equitable manner according to a specific and consistent process. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time.  This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares of an IPO, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third-parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Interests in Publicly Traded Limited Partnerships. Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership’s trade or business.  Unlike common stock in a corporation, limited partnership interests have limited or no voting rights.  However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests.  In addition, limited partnership interests are subject to risks not present in common stock.  For example, income generated from limited partnerships deemed not to be “publicly traded” may not be considered “qualifying income” under the Code, and may trigger adverse tax consequences (please refer to the “Federal Income Taxes” section of this SAI for a discussion of relevant tax risks).  Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock.  Also, because of the difference in organizational structure, the fair value of limited partnership units in the Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership.  Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership.  Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes.  In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Interfund Lending. A SEC exemptive order permits the Funds to participate in an interfund lending program with other funds in the Touchstone family of funds. This program allows the Touchstone Funds to borrow money from, and lend money to, each other for temporary or emergency purposes, such as to satisfy redemption requests or to cover unanticipated cash shortfalls. A Fund may not borrow through the interfund lending program for leverage purposes. To the extent permitted by its investment goal, strategies, and policies, a Fund may (1) lend uninvested cash to other Touchstone Funds in an amount up to 15% of the lending Fund's net assets at the time of the loan (including lending up to 5% of its net assets to any single Touchstone Fund) and (2) borrow money from other Touchstone Funds provided that total outstanding borrowings from all sources do not exceed 33 1/3% of its total assets. A Fund may borrow through the interfund lending program on an unsecured basis (i.e., without posting
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collateral) if its aggregate borrowings from all sources immediately after the interfund borrowing represent 10% or less of the Fund’s total assets. However, if a Fund’s aggregate borrowings from all sources immediately after the interfund borrowing would exceed 10% of the Fund’s total assets, the Fund may borrow through the interfund lending program on a secured basis only. Any fund that has outstanding interfund borrowings may not cause its outstanding borrowings, from all sources, to exceed 10% of its total assets without first securing each interfund loan. If a Fund has any outstanding secured borrowings from other sources, including another fund, at the time it requests an interfund loan, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding collateralized loan.

Any loan made through the interfund lending program is required to be more beneficial to a borrowing fund (i.e., at a lower interest rate) than borrowing from a bank and more beneficial to a lending fund (i.e., at a higher rate of return) than an alternative short-term investment. The term of an interfund loan is limited to the time required to obtain sufficient cash to repay the loan through either the sale of the Fund's portfolio securities or net sales of Fund shares, but in no event more than seven days. In addition, an interfund loan is callable with one business day’s notice.

The limitations discussed above, other conditions of the SEC exemptive order, and related policies and procedures implemented by Touchstone are designed to minimize the risks associated with interfund lending for both borrowing Funds and lending Funds. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Touchstone Fund, there is a risk that the loan could be called on one business day’s notice or not renewed, in which case the Fund may need to borrow from a bank at higher rates if an interfund loan were not available from another Touchstone Fund. Furthermore, a delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

LIBOR Transition. Many debt securities, derivatives and other financial instruments in which the Funds may invest, as well as any borrowings made by the Funds from banks or from other lenders, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark index for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. It is quoted in multiple currencies and tenors using data reported by a panel of private-sector banks. Following allegations of rate manipulation in 2012 and concerns regarding its thin liquidity, the use of LIBOR came under increasing pressure, and in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR after 2021. LIBOR panel banks have agreed to submit quotations to LIBOR through the end of 2021. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. Before then, it is expected that market participants will transition to the use of different reference or benchmark indices. However, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement index. Regulators have suggested alternative reference indices, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. While it is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, neither the effect of the transition process nor the viability of such measures is known.

To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, while market participants have begun transitioning away from LIBOR, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks. The effectiveness of multiple alternative reference indices as opposed to one primary reference index has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight US Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.The effectiveness of alternative reference indices used in new or existing financial instruments and products has also not yet been determined.

As market participants transition away from LIBOR, LIBOR's usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest indices. LIBOR's deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest index, including securities and other financial instruments held by the Funds. Further, the
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utilization of an alternative reference index, or the transition process to an alternative reference index, may adversely affect the Funds' performance.

Master Limited Partnership ("MLP") Risk. Investing in MLPs involves certain risks related to investing in the underlying assets of MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest-rate risk and the risk of default on payment obligations by debt securities. In addition, investments in the debt and securities of MLPs involve certain other risks, including risks related to limited control and limited rights to vote on matters affecting MLPs, risks related to potential conflicts of interest between an MLP and the MLP's general partner, cash flow risks, dilution risks and risks related to the general partner's right to require unit-holders to sell their common units at an undesirable time or price. The Fund's investments in MLPs may be subject to legal and other restrictions on resale or may be less liquid than publicly traded securities. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the fund to effect sales at an advantageous time or without a substantial drop in price. If Funds is one of the largest investors in an MLP, it may be more difficult for the Fund to buy and sell significant amounts of such investments without an unfavorable impact on prevailing market prices. Larger purchases or sales of MLP investments by the Funds in a short period of time may cause abnormal movements in the market price of these investments. As a result, these investments may be difficult to dispose of at an advantageous price when a fund desires to do so. During periods of interest rate volatility, these investments may not provide attractive returns, which may adversely impact the overall performance of the Funds. MLPs in which the Funds may invest operate oil, natural gas, petroleum, or other facilities within the energy sector. As a result, the Funds will be susceptible to adverse economic, environmental, or regulatory occurrences impacting the energy sector.

Micro-Cap Securities. The Funds may invest in companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro-cap companies. Micro-cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Micro-cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers. Micro-cap companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. In addition, micro-cap companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Money Market Instruments. Money market securities are high-quality, dollar-denominated, short-term debt instruments.  They include: (i) bankers’ acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world may be exposed to adverse weather conditions, such as major natural disasters and other extreme weather events, including hurricanes, earthquakes, typhoons, floods, tidal waves, tsunamis, volcanic eruptions, wildfires, droughts, windstorms, coastal storm surges, heat waves, and rising sea levels, among others. Some countries and regions may not have the infrastructure or resources to respond to natural disasters, making them more economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions also may have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Climate change, which is the result of a change in global or regional climate patterns, may increase the frequency and intensity of such adverse weather conditions, resulting in increased economic impact, and may pose long-term risks to a Fund’s investments. The future impact of climate change is difficult to predict but may include changes in demand for certain goods and services, supply chain disruption, changes in production costs, increased legislation, regulation and international accords, changes in property and security values, availability of natural resources and displacement of peoples.

Obligations of Supranational Entities. Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.
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Options. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Funds may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.  If the Funds is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Funds may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Funds will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Funds, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

The Funds may write both covered call and put options. The Funda may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When the Funds sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Funds is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Funds is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

The Funds may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.  It is the position of the staff of the SEC that OTC options are generally illiquid.

The Funds may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currencies written by the Funds will be “covered,” which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Funds, the Fund will establish a segregated account with its custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put, earmark assets as cover or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations.
Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. There are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.
The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a
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global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

The Funds may purchase and write put and call options on indices and enter into related closing transactions.  Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number.  Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. The Funds may choose to terminate an option position by entering into a closing transaction.  The ability of the Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When the Funds writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Funds will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund’s interest rate risks.  There can be no assurance that hedging transactions will be successful.  The Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them.  Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of the Fund’s portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Funds will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.
Ordinary Shares. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. Ordinary shares may be purchased with and sold for U.S. dollars. Investing in foreign companies may involve risks not typically associated with investing in United States companies.  See “Foreign Securities.”

Other Investment Companies. Investment companies include open-and closed-end funds, exchange-traded funds, and any other pooled investment vehicle that meets the definition of an investment company under the 1940 Act, whether such companies are required to register under the 1940 Act or not. As a shareholder of another investment company, the Funds would be subject to the same risks as any other investor in that investment company. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Investments in registered investment company shares are subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. The 1940 Act currently provides, in part, that the Funds generally may not purchase shares of a registered investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company to (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund's total assets would be invested in the aggregate in all registered investment companies.

Over-The-Counter Stocks. The Funds may invest in over-the-counter stocks.  In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock.  This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if the Fund was to dispose of such a stock, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.
Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally for dividend receipt as
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well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Privatization. Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.
Real Estate Investment Trusts (“REITs”). The Funds may invest in REITs, which pool investors’ money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not subject to federal income tax on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.  Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in the Funds should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

The Funds may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended.  Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

ReFlow Liquidity Program. The Funds may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow Fund, LLC ("ReFlow") provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, a Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as a Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. There is no assurance that ReFlow will have sufficient funds available to meet a Fund's liquidity needs on a particular day. Investments in the Funds by ReFlow in connection with the ReFlow liquidity program are not subject to the market timing limitations described in the Funds' prospectus.

Repurchase Agreements. Repurchase agreements are transactions by which the Anti-Benchmark® US Core Equity Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Anti-Benchmark® US Core Equity Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Anti-Benchmark® US Core Equity Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian at the Federal Reserve Bank. The Anti-Benchmark® US Core Equity Fund will not enter into a repurchase agreement not terminable within seven
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days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Anti-Benchmark® US Core Equity Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller’s obligation must consist of cash or securities that are issued or guaranteed by the United States government or its agencies. The collateral will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Anti-Benchmark® US Core Equity Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund’s investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Anti-Benchmark® US Core Equity Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Anti-Benchmark® US Core Equity Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Anti-Benchmark® US Core Equity Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Anti-Benchmark® US Core Equity Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the sub-advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Anti-Benchmark® US Core Equity Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.
Reverse Repurchase Agreement, Dollar Roll, and Reverse Dollar Roll Transactions. A reverse repurchase agreement involves a sale by the Anti-Benchmark® US Core Equity Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date.  Reverse repurchase agreements are considered borrowing by the Fund and are subject to the Anti-Benchmark® US Core Equity Fund’s limitations on borrowing.  A dollar roll transaction involves a sale by the Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price.  A reverse dollar roll transaction involves a purchase by the Anti-Benchmark® US Core Equity Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. The Anti-Benchmark® US Core Equity Fund will fully collateralize its reverse repurchase agreements, dollar roll and reverse dollar roll transactions in an amount at least equal to the Fund’s obligations under the reverse repurchase agreement, dollar roll or reverse dollar roll transaction by segregating cash or other liquid securities, earmarking cash or other liquid securities or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations.

Royalty Trusts. Royalty trusts are structured similarly to REITs. A royalty income trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty income trust.  A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

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Rule 144A Securities. The Funds invests in Rule 144A securities, which are securities exempt from registration on resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”). Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the liquidity of Rule 144A securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to the Fund's LRM Program.

Special Purpose Acquisition Companies. The Funds may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. SPACs are collective investment structures that allow public stock market investors to invest in private equity type transactions (“PIPE”). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. The Funds may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its merger or acquisition.

Because SPACs and similar entities do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) a Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Sector Focus. If the Fund’s portfolio is overweighted in a certain sector or related sectors, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

Consumer Discretionary Sector Risk. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.

Consumer Staples Sector Risk. The consumer staples sector may be affected by food and drug regulations and production methods, fads, marketing campaigns and other factors affecting consumer demand. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Energy Sector Risk. The profitability of companies in the energy sector is related to worldwide energy prices, exploration, and production spending. Such companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Oil and gas exploration and production can be significantly affected by natural disasters.

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Oil exploration and production companies may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions. Oil exploration and production companies may be at risk for environmental damage claims.

Financial Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly.

Industrials Sector Risk. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions may affect the performance of companies in the industrials sector. Companies in the industrials sector may be at risk for environmental damage and product liability claims.

Materials Sector Risk. Companies in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns. Companies in the materials sector are at risk for environmental damage and product liability claims. Companies in the materials sector may be adversely affected by depletion of resources, technical progress, labor relations, and government regulations.

Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.

Telecommunications Services Sector Risk. The telecommunications sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The domestic telecommunications market is characterized by increasing competition and regulation by various state and federal regulatory authorities. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete.

Securities Lending. In order to generate additional income, the Funds may lend their securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully
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guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by the Fund. All collateral must equal at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. In addition, cash collateral invested by the lending Fund is subject to investment risk and the Fund may experience losses with respect to its collateral investments. The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Fund must have the ability to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.

The Trust has appointed Brown Brothers Harriman & Co. (“BBH”) as its lending agent in connection with the Funds’ securities lending program. BBH administers the securities lending program in accordance with operational procedures it has established in conjunction with the Funds. As the securities lending agent, BBH lends certain securities, which are held in custody accounts maintained with BBH, to borrowers that have been approved by the Funds. As securities lending agent, BBH is authorized to execute certain agreements and documents and take such actions as may be necessary or appropriate to carry out the securities lending program.

The dollar amounts of income and fees and compensation paid to all service providers related to the Funds that participated in securities lending activities during the fiscal year ended December 31, 2020 were as follows:

Fund Name	Anti-Benchmark® US Core Equity Fund	Dynamic Diversified Income Fund	Dynamic Global Allocation Fund	Sands Capital International Growth Fund(1)
Gross Income from securities lending activities	$2,776	$53,585	$111,924	N/A
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$416	$7,541	$16,507	N/A
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$84	$5,529	$6,032	N/A
Administrative fees not included in revenue split	$—	$—	$—	N/A
Indemnification fee not included in revenue split	$—	$—	$—	N/A
Rebate (paid to borrower)	$—	$3,314	$1,880	N/A
Other fees not included in revenue split (specify)	$—	$—	$—	N/A
Aggregate fees/compensation for securities lending activities	$500	$16,384	$24,419	N/A
Net Income from securities lending activities	$2,276	$37,201	$87,505	N/A
(1)The Fund commenced operations on March 8, 2021.

Senior Securities. Senior securities may include any obligation or instrument issued by a Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation. In addition, the recent adoption of the Derivatives Rule may impact how the Fund uses senior securities and other investments, but the Fund is not required to comply with those requirements until 2022.

Short Sales. In a short sale, the Funds sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Funds must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Funds must replace the security borrowed by purchasing it at the market price at the time of replacement. The Funds is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Funds has a short position can range from one day to more than a year. Until the Fund
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replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest, which accrues during the period of the loan. A short sale is “against the box” if at all times during which the short position is open, the Funds owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.
In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is otherwise “covered,” whether by placing assets in a segregated account or otherwise earmarking assets as cover in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short, or otherwise. If the Fund engages in short sales, it will comply with these requirements. Further, if other short positions of the same security are closed out at the same time, a “short squeeze” can occur where demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price.
Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.
Temporary Defensive Investments. A Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.
Warrants and Rights. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed-income securities of a company at a given price during a specified period. Rights are similar to warrants but normally have a short life span to expiration.  The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ and rights’ expiration.  Also, the purchase of warrants and/or rights involves the risk that the effective price paid for the warrants and/or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.  Buying a warrant does not make a Fund the shareholder of the underlying stock.  The warrant holder has no voting or dividend rights with respect to the underlying stock.  A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

When-Issued, Delayed Delivery Securities, and Forward Commitment Transactions. The Funds may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction.  When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring the securities for its investment portfolio, the Funds may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

INVESTMENT LIMITATIONS

Fundamental Investment Limitations (FOR ALL FUNDS)

The Trust has adopted certain fundamental investment limitations (or policies) designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund.  The vote of a majority of the outstanding shares of a Fund means the vote of the lesser of (1) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.  Except for the limitations on borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentages resulting from changing market values or other circumstances will not be considered a deviation from these policies.
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Several of these fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to a Fund.

The following fundamental investment limitations apply to each Fund:

1.Each Fund (with the exception of the Sands Capital International Growth Fund) is a “diversified company” as defined in the 1940 Act.  This means that a Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions.  This restriction does not prevent a Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to number 1 of the “Non-Fundamental Investment Limitations” section for further information.

2.A Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to number 2 of the “Non-Fundamental Investment Limitations” section for further information.

3.A Fund may not underwrite the securities of other issuers.  This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

4.A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry.  This restriction does not limit a Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.

5.A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments.  This restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6.A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.  This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

7.A Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.

Please refer to number 3 of the “Non-Fundamental Investment Limitations” section for further information.

Non-Fundamental Investment Limitations (FOR ALL FUNDS)

Each Fund also has adopted certain non-fundamental investment limitations.  A non-fundamental investment limitation may be amended by the Board without a vote of shareholders upon 60 day's notice to shareholders. The non-fundamental investment limitations listed below are in addition to other non-fundamental investment limitations disclosed elsewhere in this SAI and in the prospectus.

The following non-fundamental investment limitations apply to each Fund except the first non-fundamental investment limitations, which does not apply to the Sands Capital International Growth Fund:

1.In complying with the fundamental investment restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government
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or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, a Fund may borrow money in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

3.In complying with the fundamental investment restriction with regard to making loans, a Fund may not make loans if, as a result, more than 331/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this SAI.

4. The Funds will not invest in any illiquid investment if, immediately after such acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

A Fund will determine compliance with the fundamental and non-fundamental investment restriction percentages above (with the exception of the restriction relating to borrowing) and other investment restrictions in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions.

TRUSTEES AND OFFICERS OF THE TRUST

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past five years, and, for the Trustees, number of funds overseen in the Touchstone Fund Complex and other directorships held. All funds managed by the Advisor, the "Touchstone Funds", are part of the “Touchstone Fund Complex.” The Touchstone Fund Complex consists of the Trust, Touchstone Variable Series Trust and Touchstone Funds Group Trust. The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.”

Interested Trustee(1):

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President of Touchstone Funds from 1999 to 2020; President, Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	35	Director, Integrity Life Insurance Co. and National Integrity Life Insurance Co. since 2005; Director, Touchstone Securities (the Distributor) since 1999; Director, Touchstone Advisors (the Advisor) since 1999; Director, W&S Brokerage Services, Inc. since 1999; Director, W&S Financial Group Distributors, Inc. since 1999; Director, Insurance Profillment Solutions LLC since 2014; Director, Columbus Life Insurance Co. since 2016; Director, The Lafayette Life Insurance Co. since 2016; Director, Gerber Life Insurance Company since 2019; Director, Western & Southern Agency, Inc. since 2018; and Director, LL Global, Inc. (not-for-profit trade organization with operating divisions LIMRA and LOMA) since 2016.
Independent Trustees:
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Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Retired; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015; formerly President & Chief Operating Officer of the document management division of Cintas Corporation (a business services company) from 2008 to 2014.	35	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty since 2016; and Board of Advisors, Best Upon Request since 2020.

William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to 2015.	35	None.

Susan J. Hickenlooper, CFA c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired from investment management.	35	Trustee, Episcopal Diocese of Southern Ohio from 2014 to 2018.

Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	35	Director, SaverSystems, Inc. since 2015; Director, Buckeye EcoCare, Inc. from 2013 to 2018; Director, Turner Property Services Group, Inc. since 2017; Trustee, Dayton Region New Market Fund, LLC (private fund) since 2010; and Trustee, Entrepreneurs Center, Inc. (business incubator) since 2006.

William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2019	Independent Treasury Consultant since 2014.	35	Director, Deaconess Associations, Inc. (healthcare) since 2001; Trustee, Huntington Funds (mutual funds) from 2006 to 2015; and Director, National Association of Corporate Treasurers from 2011 to 2015.
(1)Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
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(2)As of April 30, 2021, the Touchstone Fund Complex consisted of 19 series of the Trust, 12 series of Touchstone Funds Group Trust and 4 variable annuity series of Touchstone Variable Series Trust.
(3)Each Trustee is also a Trustee of Touchstone Funds Group Trust and Touchstone Variable Series Trust.

Principal Officers:

Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway, Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President	Until resignation, removal or disqualification President since January 2021
Chief Executive Officer of Touchstone Advisors, Inc. and Touchstone Securities Inc. (since 2020); President, Foresters Investment Management Company, Inc. (2018 to 2020); President, North American Asset Management at Foresters Financial (2018 to 2020); Managing Director, Head of Americas at UBS Asset Management (2015 to 2017); and Executive Vice President, Head of Distribution at Mackenzie Investments (2011 to 2014).

Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.

Timothy S. Stearns Touchstone Advisors Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.

Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer, of IFS Financial Services, Inc. (a holding company).

Meredyth A. Whitford Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disqualification Secretary since 2018	Senior Counsel - Securities/Mutual Funds of Western & Southern Financial Group (2015 to present); Associate at Morgan Lewis & Bockius LLP (law firm) (2014 to 2015); Associate at Bingham McCutchen LLP (law firm) (2008 to 2014).
(1)Each officer also holds the same office with Touchstone Funds Group Trust and Touchstone Variable Series Trust.

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Additional Information about the Trustees

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes, and skills to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, sub-advisors, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Trustee can make to the Board and the Funds.

In addition, the following specific experience, qualifications, attributes and skills apply as to each Trustee: Ms. McGruder has experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Advisor; Ms. Carnahan has experience as a president and chief operating officer of a division of a global company, and treasurer of a global company; Mr. Gale has experience as a chief financial officer, an internal auditor of various global companies, and has accounting experience as a manager at a major accounting firm; Ms. Hickenlooper has executive and board experience at various businesses, foundations and charitable organizations; Mr. Robie has portfolio management experience at a private multinational holding company; and Mr. Zimmer has experience as a chief executive officer, chief financial officer, and treasurer of various financial services, telecommunications and technology companies.  In its periodic self-assessment of its effectiveness, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any Trustee or on the Board by reason thereof.

Board Structure

The Board is composed of five Independent Trustees and one Interested Trustee, Jill T. McGruder, who is Chairperson of the Board. The full Board has appointed William C. Gale to serve as the Lead Independent Trustee. Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Gale regularly on various Trust issues, as appropriate.  Mr. Gale, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees, and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings.  Except for any duties specified, the designation of Lead Independent Trustee does not impose on such Independent Trustee any duties, obligations, or liability that is greater than the duties, obligations, or liability imposed on such person as a member of the Board, generally. The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.

The Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds.  The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below). The Board conducts much of its work through these Committees. Each Committee is comprised entirely of Independent Trustees, which ensures that the Funds have effective and independent governance and oversight.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances effective oversight. The Board believes that having an Interested Chairperson is appropriate and in the best interests of the Trust given:  (1) the extensive oversight provided by the Trust’s Advisor over the affiliated and unaffiliated sub-advisors that conduct the day-to-day management of the Funds of the Trust; (2) the extent to which the work of the Board is conducted through the standing Committees; (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chairperson; and (4) the Interested Chairperson’s additional roles as a director of the Advisor and the Distributor and senior executive of IFS Financial Services, Inc., the Advisor’s parent company, and of other affiliates of the Advisor, which enhance the Board’s understanding of the operations of the Advisor and the role of the Trust and the Advisor within Western & Southern Financial Group, Inc.  The Board also believes that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Funds’ operations and meaningful
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representation of the shareholders’ interests.  In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trust’s management.

Board Oversight of Risk

Consistent with its responsibilities for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall oversight of the Board, the Advisor, sub-advisors, and other key service providers to the Funds, including the administrator, the distributor, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks.  These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the Chief Compliance Officer (“CCO”), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee receive regular reports from the Trust’s independent auditors on internal control and financial reporting matters.  On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive sessions, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program.  In addition, the Board also receives reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments.  The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the sub-advisors to the Funds.

Standing Committees of the Board

The Board is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust’s Declaration of Trust. The Board has established the following Committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.

Audit Committee.  All of the Independent Trustees are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies, practices and internal controls. Ms. Carnahan is the Chair of the Audit Committee.  During the fiscal year ended December 31, 2020, the Audit Committee held four meetings.

Governance Committee. All of the Independent Trustees are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust’s compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. Ms. Hickenlooper is chair of the Governance Committee. The Governance Committee held four meetings during the fiscal year ended December 31, 2020.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Ms. Susan Hickenlooper, Chair of the Governance Committee, c/o Touchstone Funds, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Trustee Ownership in the Touchstone Fund Complex

The following table reflects the Trustees’ beneficial ownership in the Funds (i.e. dollar range of securities in each Fund) and the Touchstone Fund Complex as of December 31, 2020.

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Trustees
	Interested Trustee	Independent Trustees
Fund	Jill T. McGruder	Karen Carnahan	William C. Gale	Susan J. Hickenlooper	Kevin A. Robie	William H. Zimmer III
Anti-Benchmark® US Core Equity Fund	None	None	None	None	None	None
Dynamic Diversified Income	None	None	None	None	None	None
Dynamic Global Allocation	None	None	None	None	None	None
Sands Capital International Growth Fund	None	None	None	None	None	None
Aggregate Dollar Range of Securities in the Touchstone Fund Complex(1)	Over $100,000	$10,001 -$50,000	None	Over $100,000	None	None
(1)As of April 30, 2021, the Touchstone Fund Complex consisted of 19 series of the Trust, 12 series of Touchstone Funds Group Trust and 4 variable annuity series of Touchstone Variable Series Trust.

Trustee Compensation

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended December 31, 2020.

Name	Compensation from the Trust	Aggregate Compensation from the Touchstone Fund Complex(1)
Interested Trustee
Jill T. McGruder	$0	$0
Independent Trustees(2)
Karen Carnahan	$67,413	$143,000
Phillip R. Cox(3)	$58,425	$123,000
William C. Gale	$73,073	$155,000
Susan J. Hickenlooper	$71,688	$152,000
Kevin A. Robie	$66,029	$140,000
William H. Zimmer III	$66,029	$140,000
(1)As of April 30, 2021, the Touchstone Fund Complex consisted of 19 series of the Trust, 12 series of Touchstone Funds Group Trust and 4 variable annuity series of Touchstone Variable Series Trust.
(2)The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000.  The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended December 31, 2020 was $20,000.
(3)Mr. Cox resigned as a Trustee effective at the close of business on August 31, 2020.

The following table shows the Trustee quarterly compensation schedule:

	Retainer	Governance Committee Meeting Attendance Fees	Audit Committee Meeting Attendance Fees	Board Meeting Attendance Fees
Retainer and Meeting Attendance Fees	$21,000	$4,500	$4,500	$5,000

Lead Independent Trustee Fees	$6,000

Committee Chair Fees	$1,000	$2,000	$2,000

Telephonic Meeting Attendance Fee = $1,500

Independent Trustee compensation and Trustee and officer expenses are typically divided equally among the series comprising the Touchstone Fund Complex.

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THE ADVISOR

Touchstone Advisors, Inc. (previously defined as the “Advisor” or “Touchstone Advisors”), is the Funds’ investment advisor under the terms of an advisory agreement (the “Advisory Agreement”) dated March 1, 2006. Under the Advisory Agreement, the Advisor reviews, supervises, and administers the Funds’ investment program, subject to the oversight of, and policies established by, the Board of the Trust (the “Trustees”). The Advisor determines the appropriate allocation of assets to each Fund’s sub-advisor(s).

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties.

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund, and, in either case, (ii) by the vote of a majority of the Board who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30-day nor more than 60-day written notice to the Advisor, or by the Advisor on 90-day written notice to the Trust.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, which is a wholly-owned subsidiary of Western & Southern Financial Group, Inc. Western & Southern Financial Group, Inc. is a wholly-owned subsidiary of Western & Southern Mutual Holding Company (“Western & Southern”).  Western & Southern is located at 400 Broadway, Cincinnati, Ohio 45202.  Ms. Jill T. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor.  Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Manager-of-Managers Structure

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval (a “manager-of-managers structure”).  The Trust, on behalf of each Fund, seeks to achieve its investment goal by using a “manager-of-managers” structure.  Under a manager-of-managers structure, the Advisor acts as investment advisor, subject to direction from and oversight by the Board, to allocate and reallocate the Fund’s assets among sub-advisors, and to recommend that the Trustees hire, terminate or replace unaffiliated sub-advisors without shareholder approval.  By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any fund in which the manager-of-managers approach is chosen.  Shareholders of a Fund will be notified of a change in its sub-advisor.

Fees Paid to the Advisor

For its services, the Advisor is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. Each Fund’s advisory fee is accrued daily and paid monthly.

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Fund	Investment Advisory Fee
Anti-Benchmark® US Core Equity Fund (formerly, Dynamic Equity Fund)*	0.35% on the first $1 billion of average daily net assets; 0.30% on the assets over $1 billion.
Dynamic Diversified Income Fund	0.20% on the first $1 billion of average daily net assets; 0.175% on the next $1 billion of assets; 0.15% on the next $1 billion of assets; and 0.125% on the assets over $3 billion.
Dynamic Global Allocation Fund	0.25% on the first $1 billion of average daily net assets; 0.225% on the next $1 billion of assets; 0.20% on the next $1 billion of assets; and 0.175% on the assets over $3 billion.
Sands Capital International Growth Fund	0.80% on all assets.
*Prior to September 12, 2020, the fees were 0.85% on the first $300 million of average daily net assets; 0.80% on the next $200 million of assets; 0.75% on the next $250 million of assets; 0.70% on the next $250 million of assets; 0.65% on the next $500 million of assets; 0.60% on the next $500 million of assets; and 0.55% on the assets over $2 billion.

Each Fund shall pay the expenses of its operation, including but not limited to the following: (i) charges and expenses of outside pricing services, (ii) the charges and expenses of auditors; (iii) the charges and expenses of its custodian, transfer agent and administrative agent appointed by the Trust with respect to a Fund; (iv) brokers’ commissions, and issue and transfer taxes chargeable to a Fund in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Funds with the SEC, state or blue sky securities agencies and foreign countries; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Independent Trustees; (ix) compensation of the Independent Trustees of the Trust; (x) compliance fees and expenses; and (xi) interest on borrowed money, if any. The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor are paid by the Advisor. Each class of shares of a Fund pays its respective pro rata portion of the advisory fee payable by the Fund.

Expense Limitation Agreement. Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure a Fund’s total annual operating expenses do not exceed the contractual limits set forth in the Funds’ fee table.  Expenses that are not waived or reimbursed by the Advisor include dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transactions costs; portfolio transaction and investment related expenses, including expenses associated with the Funds' liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business (collectively “Excluded Expenses”).  The Fund bears the costs of these Excluded Expenses.  The contractual limits set forth in the fee table have been adjusted to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable. Fee waivers or expense reimbursements are calculated and applied monthly, based on the Fund’s average daily net assets. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Fund’s Board, such amounts waived or reimbursed for a period of up to three years from the date on which Touchstone Advisors reduced its compensation or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement. The Fund will make repayments to the Advisor only if such repayment does not cause the Fund’s contractual limit (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Advisory Fees and Fee Waivers or Reimbursements. For the fiscal years ended December 31, 2018, 2019 and 2020 each of the Funds listed below paid the following advisory fees and received waivers as shown below:

	Advisory Fees Paid
Fund	2018	2019	2020
Anti-Benchmark® US Core Equity Fund (formerly, Dynamic Equity Fund)	$904,841	$437,347	$218,882	(1)
Dynamic Diversified Income Fund	$100,366	$126,396	$116,036
Dynamic Global Allocation Fund	$258,462	$217,405	$203,607
Sands Capital International Growth Fund(2)	N/A	N/A	N/A
(1)The Fund reduced its advisory fee rate on September 12, 2020.
(2) The Fund commenced operations on March 8, 2021.
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	Fee Waivers or Reimbursements
Fund	2018	2019	2020
Anti-Benchmark® US Core Equity Fund (formerly, Dynamic Equity Fund)	$22,532	$76,828	$183,386	(1)
Dynamic Diversified Income Fund	$244,131	$333,480	$255,063
Dynamic Global Allocation Fund	$459,868	$422,577	$367,610
Sands Capital International Growth Fund(2)	N/A	N/A	N/A
(1) The Fund reduced its advisory fee rate and expense limits on September 12, 2020.
(2) The Fund commenced operations on March 8, 2021.

THE SUB-ADVISORS AND PORTFOLIO MANAGERS

The Advisor has selected sub-advisors (each a "Sub-Advisor" or collectively, the “Sub-Advisors”) to manage all or a portion of a Fund’s assets, as allocated by the Advisor. The Sub-Advisors make the investment decisions for the Fund assets allocated to it, and continuously reviews, supervises and administers a separate investment program, subject to the oversight of, and policies established by, the Board.

Each sub-advisory agreement provides that a Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For their respective services, the Sub-Advisors receive fees from the Advisor, and not from the Fund. With respect to each Fund that it sub-advises. As described in the prospectus, each Sub-Advisor receives sub-advisory fees with respect to each Fund that it sub-advises. Each Sub-Advisor’s fee with respect to each Fund is accrued daily and paid monthly, based on the Fund’s average net assets allocated to that Sub-Advisor during the current month.

The Advisor pays sub-advisory fees to the Sub-Advisor from its advisory fee. The compensation of any officer, director or employee of each Sub-Advisor who is rendering services to a Fund is paid by each Sub-Advisor. For the fiscal years ended 2018, 2019 and 2020, the Advisor paid the following sub-advisory fees with respect to each Fund:

Fund	2018	2019	2020
Anti-Benchmark® US Core Equity Fund (formerly, Dynamic Equity Fund)(1)	$479,034	$231,497	$121,564
Dynamic Diversified Income Fund	$40,146	$50,545	$46,414
Dynamic Global Allocation Fund	$82,708	$69,554	$65,154
Sands Capital International Growth Fund (2)	N/A	N/A	N/A
(1)Prior to October 3, 2020, the Dynamic Equity Fund paid sub-advisory fees to the previous sub-advisor pursuant to a different sub-advisory fee schedule.
(2) The Fund commenced operations on March 8, 2021. The Fund's sub-advisor has agreed to waive certain sub-advisory fees received until Fund assets reach a certain threshold. Information with respect to the sub-advisory fee waiver will be provided following the fiscal year ending December 31, 2021.

The following charts list for each of the Funds’ portfolio managers (i) the number of their other managed accounts per investment category; (ii) the number of and total assets of such other investment accounts managed where the advisory fee is based in the performance of the account: and (iii) their beneficial ownership in their managed Fund(s) at the end of the December 31, 2020 fiscal year.  Listed below the charts applicable to each Sub-Advisor's group of portfolio managers is (i) a description of the portfolio managers’ compensation structure as of December 31, 2020, and (ii) a description of any material conflicts that may arise in connection with the portfolio manager’s management of the Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager as of December 31, 2020.

Sub-Advisor Control. This section presents each Sub-Advisor’s control persons.

•Sands Capital Management, LLC (“Sands Capital”) is led by Frank M. Sands, Jr.
•The employees of TOBAM S.A.S ("TOBAM") own a majority stake in the company. TOBAM is controlled by its employees.
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•Wilshire Advisers, LLC ("Wilshire") is a privately held Subchapter S corporation that is owned by CC Capital Partners and Motive Partners.

Anti-Benchmark® US Core Equity Fund

Sub-Advisor: TOBAM

Anti-Benchmark® US Core Equity Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Tarik Allouache
Registered Investment Companies	2	$163	0	$0
Other Pooled Investment Vehicles	21	$5,148	1	$365
Other Accounts	17	$3,467	2	$544
Ayaaz Allymun
Registered Investment Companies	2	$163	0	$0
Other Pooled Investment Vehicles	21	$5,148	1	$365
Other Accounts	17	$3,467	2	$544
Mara Maccagnan
Registered Investment Companies	2	$163	0	$0
Other Pooled Investment Vehicles	21	$5,148	1	$365
Other Accounts	17	$3,467	2	$544
Guillaume Toison
Registered Investment Companies	2	$163	0	$0
Other Pooled Investment Vehicles	21	$5,148	1	$365
Other Accounts	17	$3,467	2	$544

Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of December 31, 2020:

Dollar Range of Beneficial Ownership
Portfolio Manager	Anti-Benchmark® US Core Equity Fund
Tarik Allouache	None
Ayaaz Allymun	None
Mara Maccagnan	None
Guillaume Toison	None

Compensation. The salary of each employee is determined by his or her background and seniority in the firm. Bonuses are based on the contribution of the employee to the firm’s annual results. Once a year, after an individual performance review, the monthly salary is revised, and bonuses are decided by the executive committee. All employees with at least six months of seniority may have the opportunity to become shareholders of the firm and, as such, are directly concerned with the profits of the firm and the dividends distributed.

Material Conflicts of Interest. As an independent asset management company, TOBAM has no broker/dealer affiliates, and is structurally less likely to encounter conflicts of interest in the course of its business. TOBAM’s investment philosophy is based on providing broad, unbiased exposure to the equity market risk premium, without any style, industry or security-specific preferences or aversions whatsoever. Investment universes are determined and agreed upon with the client, for separately managed accounts, and the universe is completely objective for pooled funds, such as the Funds, and the investment methodology applied to these universes is quantitative. As a result, TOBAM portfolio managers are neither allowed nor incentivized to favor a particular security over another. TOBAM’s conflict of interest policy states that employees are expected
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to devote 100% of working hours to company business, and also avoid any outside employment, position, association or investment that could interfere or appear to interfere with the employee's judgment regarding the company’s and its clients’ best interests.

Dynamic Diversified Income Fund, Dynamic Global Allocation Fund

Sub-Advisor: Wilshire

Dynamic Diversified Income Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Nathan Palmer, CFA
Registered Investment Companies	26	$3,624.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Anthony Wicklund, CFA, CAIA
Registered Investment Companies	19	$2,246.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Dynamic Global Allocation Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Nathan Palmer, CFA
Registered Investment Companies	26	$3,624.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Anthony Wicklund, CFA, CAIA
Registered Investment Companies	19	$2,246.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Ownership of Shares of the Funds. The following table indicates for the Funds, the dollar range of shares beneficially owned by the portfolio managers as of December 31, 2020:

Dollar Range of Beneficial Ownership
Portfolio Manager	Dynamic Diversified Income Fund	Dynamic Global Allocation Fund
Nathan Palmer, CFA	None	None
Anthony Wicklund, CFA, CAIA	None	None

Compensation. Wilshire compensates its portfolio managers for their management of the Funds. The portfolio managers’ compensation consists of salary plus bonus based on established management goals and overall company results.

Material Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other account, on the other. The other account may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible
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market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Fund.

Sands Capital International Growth Fund

Sub-Advisor: Sands Capital

Sands Capital International Growth Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Sunil H. Thakor
Registered Investment Companies	1	$140.3	0	$0
Other Pooled Investment Vehicles	4	$1,836.0	0	$0
Other Accounts	8	$824.2	2	$816.1
Ashraf A. Haque
Registered Investment Companies	1	$3,515.2	0	$0
Other Pooled Investment Vehicles	10	$4,371.4	3	$588.5
Other Accounts	17	$4,392.5	0	$0

Ownership of Shares of the Funds. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of December 31, 2020:

Dollar Range of Beneficial Ownership
Portfolio Manager	Sands Capital International Growth Fund
Sunil H. Thakor	None
Ashraf A. Haque	None

Compensation. Investment professionals benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employees’ overall contribution, and a standard profit sharing plan and 401(k) plan. Additional incentives include equity participation. The investment professionals also participate in an investment results bonus. The investment results bonus is calculated from the pre-tax performance variance of the Sands Capital composite returns and their respective benchmarks over 1, 3, and 5 year periods, weighted towards the 3 and 5 year results.

Material Conflicts of Interest. As an investment adviser to a variety of clients, Sands Capital recognizes there may be actual or potential conflicts of interest inherent in its business. For example, conflicts of interest could result from a portfolio manager’s management of multiple accounts for multiple clients, the execution and allocation of investment opportunities, the use of brokerage commission to obtain research, and personal trading by firm employees. Sands Capital has addressed these conflicts by developing policies and procedures it believes are reasonably designed to treat all clients in a fair and equitable manner over time. Sands Capital’s policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage, and the use of brokerage commissions. Additionally, Sands Capital maintains a Code of Ethics and Insider Trading Policies and Procedures that address rules on personal trading and insider information.

THE ADMINISTRATOR

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission ("SEC") and state securities authorities, as well as materials for meetings of the Board; calculating the daily net asset value per share; and maintaining the financial books and records of the Funds.

For its services, the Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;
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0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the sub-administrative and transfer agent to the Trust. BNY Mellon provides administrative, accounting, and transfer agent services to the Trust and is compensated directly by the Advisor, not the Trust.  (See “Transfer and Sub-Administrative Agent” in this SAI.)

The following table shows administration fees incurred by the Funds listed below for the three most recent fiscal years ended December 31.

	Administrative Fees Paid
Fund	2018	2019	2020
Anti-Benchmark® US Core Equity Fund (formerly, Dynamic Equity Fund)(1)	$154,355	$74,606	$48,351
Dynamic Diversified Income Fund	$72,765	$91,637	$83,694
Dynamic Global Allocation Fund	$149,908	$126,095	$117,422
Sands Capital International Growth Fund(2)	N/A	N/A	N/A
(1) Prior to October 3, 2020, fees were paid by the Dynamic Equity Fund.
(2) The Fund commenced operations on March 8, 2021.

TOUCHSTONE SECURITIES

Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”), and the Trust are parties to a distribution agreement (“Distribution Agreement”) with respect to the Funds. The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. The Distributor is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. The Distributor currently allows concessions to dealers who sell shares of the Funds. The Distributor retains that portion of the sales charge that is not re-allowed to dealers who sell shares of a Fund. The Distributor retains the entire sales charge on all direct initial investments in a Fund and on all investments in accounts with no designated dealer of record.

The table below sets forth the aggregate underwriting commissions on sales of the Funds and the amounts of underwriting commissions retained by the Distributor for the three most recent fiscal years ended December 31.
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Fund	Aggregate Underwriting Commissions on Sales		Amount Retained in Underwriting Commissions
Anti-Benchmark® US Core Equity Fund (formerly, Dynamic Equity Fund)
2020	$648	(1)	$55	(1)
2019	$7,459		$532
2018	$3,845		$646
Dynamic Diversified Income Fund
2020	$16,776		$1,382
2019	$13,496		$1,035
2018	$14,422		$1,774
Dynamic Global Allocation Fund
2020	$53,179		$5,197
2019	$28,486		$2,313
2018	$37,468		$5,098
Sands Capital International Growth Fund(2)
2020	N/A		N/A
2019	N/A		N/A
2018	N/A		N/A
(1) Prior to October 3, 2020, fees were paid by the Dynamic Equity Fund.
(2) The Fund commenced operations on March 8, 2021.

The Distributor retains the contingent deferred sales charge on redemptions of Class C shares of the Funds that are subject to a contingent deferred sales charge. The following table shows the amounts retained from sales loads and CDSCs for the three most recent fiscal years ended December 31.

Amount Retained CDSC	Class C Shares
Fund	2018	2019	2020
Anti-Benchmark® US Core Equity Fund (formerly, Dynamic Equity Fund)(1)	$47	$—	$—
Dynamic Diversified Income Fund	$37	$195	$458
Dynamic Global Allocation Fund	$311	$140	$143
Sands Capital International Growth Fund (2)	N/A	N/A	N/A
(1) Prior to October 3, 2020, fees were paid by the Dynamic Equity Fund.
(2) The Fund commenced operations on March 8, 2021.

Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor. Ms. McGruder, by reason of such affiliation, may directly or indirectly be deemed to receive benefits from the underwriting fees paid to the Distributor.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually thereafter. The Distribution Agreement may be terminated as to any Fund at any time by (i) the Trust, (a) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Distributor, (b) by vote of the Board of the Trust, or (c) by the “vote of majority of the outstanding voting securities” of the Fund, or (ii) by the Distributor, in any case without payment of any penalty on not more than 60 days’ nor less than 30 days’ written notice to the other party.  The Distribution Agreement shall also automatically terminate in the event of its assignment.

Touchstone Securities may pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds or other funds in the Touchstone Fund Complex during a specific period of time.  Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and other dealer-sponsored programs or events. The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative or shareholder servicing activities.  The Advisor may also reimburse the Distributor for making these payments.

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Touchstone Securities, at its expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Touchstone Funds.  Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

The Distributor makes payments for entertainment events it deems appropriate, subject to its guidelines and applicable law.  These payments may vary depending upon the nature of the event or the relationship. As of March 31, 2021, the Distributor anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the Fund’s prospectus and SAI:

Name of Broker-Dealer
American Enterprise Investment Services, Inc.
Charles Schwab & Co., Inc.
Equity Services Inc.
Great West Life & Annuity Insurance Company
Janney Montgomery Scott LLC
LPL Financial Corporation
Merrill Lynch Pierce Fenner & Smith, Inc.
Morgan Stanley Wealth Management
National Financial Services LLC
Pershing LLC
PNC Investments, LLC
Raymond James & Associates, Inc.
RBC Capital Markets Corporation
UBS Financial Services, Inc.
Waddell & Reed, Inc.
Wells Fargo Clearing Services, LLC

Touchstone Securities is motivated to make payments to the broker-dealers described above because they promote the sale of Fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, the Advisor benefits from the incremental management and other fees paid to the Advisor by the Funds with respect to those assets.

Your financial intermediary may charge you additional fees or commissions other than those disclosed in this SAI. You can ask your financial intermediary about any payments it receives from Touchstone Securities or the Funds, as well as about fees or commissions it charges. You should consult disclosures made by your financial advisor at the time of purchase.

The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account.

The Advisor recommends that the Funds utilize the Dreyfus Government Cash Management Fund - Institutional Shares (the “Dreyfus Fund”) as the cash sweep vehicle for the excess cash of the Funds. Touchstone Securities receives a fee based on a percentage of average daily net assets of the Touchstone Funds invested in the Dreyfus Fund from BNY Mellon Securities Corporation, the distributor of the Dreyfus Fund, for providing certain support services, including monitoring and due diligence. The payment of compensation by BNY Mellon Securities Corporation creates a conflict of interest because the Advisor is incentivized to recommend the Dreyfus Fund over other investment options for which it or its affiliates are not similarly compensated.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICE ARRANGEMENTS

Certain Funds have adopted a distribution or shareholder servicing plan for certain classes of shares which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares pursuant to Rule 12b-1 under the 1940 Act and account maintenance and other shareholder services in connection with maintaining such account.  Touchstone Securities may provide those services itself or enter into arrangements under which third-parties provide such services and are compensated by the Distributor.

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Class A Shares. With respect to its Class A shares, each Fund has adopted a plan of distribution and shareholder service (the “Class A Plan”) under which the Distributor is paid up to, but not exceeding, twenty-five basis points (0.25%) for distribution payments.  Of the total compensation authorized, the Fund may pay for shareholder services in an amount up to 0.25%.

Class C Shares. With respect to its Class C shares, each Fund has adopted a plan of distribution and shareholder service (the “Class C Plan” and, together with the Class A Plan, the "Plans") under which the Distributor is paid up to, but not exceeding, one hundred basis points (1.00%) in the aggregate, with up to twenty-five basis points (0.25%) for shareholder service fees and up to seventy-five basis points (0.75%) for distribution payments.

General Information. In connection with the distribution of shares, the Distributor may use the payments for: (i) compensation for its services in distribution assistance; or (ii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund supermarkets, and the Distributor’s affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

In addition, the Distributor may use payments to provide or enter into written agreements with service providers who will provide shareholder services, including: (i) maintaining accounts relating to shareholders that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Distributor or service providers; (iv) responding to inquiries from shareholders concerning their investment in shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or the service providers; (ix) processing dividend payments from the Funds on behalf of shareholders; and (x) providing such other similar services as the Fund may reasonably request.

Agreements implementing the Plans (the “Implementation Agreements”), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds’ shares, are in writing and have been approved by the Board.  All payments made pursuant to the Plans are made in accordance with written Implementation Agreements.  Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust’s Board, and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance.  A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund.  In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Distributor after the termination date.  Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days’ written notice to any other party to the Implementation Agreement.  The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust’s Board and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.  The Board believes that expenditure of the Funds’ assets for distribution expenses under the Plans should assist in the growth of the Funds, which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification, and less chance of disruption of planned investment strategies.  The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans.  There can be no assurance that the benefits anticipated from the expenditure of the Funds’ assets for distribution will be realized.  While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board for its review.  Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund.  In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder, as an interested person of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

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The Funds paid the following in distribution and shareholder servicing fees for the fiscal year ended December 31, 2020:

	12b-1 and Shareholder Service Plan Expenses
Fund	Printing and Mailing	Distribution Services	Compensation to Broker Dealers	Compensation to Sales Personnel	Service Providers	Total
Anti-Benchmark® US Core Equity Fund (formerly, Dynamic Equity Fund)(1)
Class A	$11	$8,622	$6,288	$90	$0	$15,011
Class C	$10	$10,027	$13,549	$57	$0	$23,643
Dynamic Diversified Income Fund
Class A	$87	$36,302	$76,846	$767	$0	$114,002
Class C	$9	$7,283	$25,137	$66	$0	$32,495
Dynamic Global Allocation Fund
Class A	$138	$56,779	$123,631	$3,038	$0	$183,586
Class C	$11	$7,657	$32,456	$157	$0	$40,281
Sands Capital International Growth Fund(2)	N/A	N/A	N/A	N/A	N/A	N/A
(1) Prior to October 3, 2020, fees were paid by the Dynamic Equity Fund.
(2) The Fund commenced operations on March 8, 2021.

BROKERAGE TRANSACTIONS

Decisions to buy and sell securities for the Funds and the placing of the Funds’ securities transactions and negotiation of commission rates where applicable are made by the Sub-Advisor and are subject to oversight by the Advisor and the Board. In the purchase and sale of portfolio securities, the Sub-Advisor’s primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to a Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

Each Sub-Advisor is specifically authorized, subject to certain limitations, to pay a trading commission to a broker who provides research services that is higher than the amount of trading commission another broker would have charged for the same transaction. This excess commission recognizes the additional research services rendered by the broker, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the research services provided and that a Fund derives or will derive a reasonably significant benefit from such research services.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities.  Although this information is useful to the Funds and the Sub-Advisors, it is not possible to place a dollar value on it.  Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Sub-Advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor in connection with a Fund.

The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Funds may execute securities transactions on a national securities exchange or in the over-the-counter market conducted on an agency basis.  A Fund will not execute any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders.  Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.  The Funds may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Frank Russell Securities, Inc. and Cowen and Company LLC.

In certain instances, there may be securities that are suitable for a Fund as well as for one or more of the respective Sub-Advisor’s other clients. The Sub-Advisor makes investment decisions for a Fund and for its other clients to achieve their
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respective investment objectives. The Sub-Advisor may buy or sell a particular security for one client even though it is buying, selling, or holding the same security for another client. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the Sub-Advisor will allocate the securities among clients in a fair and equitable manner. This system may detrimentally affect the price of a security purchased, sold, or held by the Fund, but this detrimental effect may be offset by a Fund’s ability to participate in volume transactions, which could lead to better executions for the Fund.

For the fiscal years ended December 31, 2018, 2019 and 2020, the Funds paid the following in aggregate brokerage commissions on portfolio transactions:

Fund	Aggregate Brokerage Commissions
	2018	2019	2020
Anti-Benchmark® US Core Equity Fund (formerly, Dynamic Equity Fund)	$96,087	$45,408	$35,521
Dynamic Diversified Income Fund	$2,787	$10,709	$9,814
Dynamic Global Allocation Fund	$2,509	$7,334	$4,269
Sands Capital International Growth Fund(1)	N/A	N/A	N/A
(1) The Fund commenced operations on March 8, 2021.

During the fiscal year ended December 31, 2020, the Funds did not direct any brokerage transactions and related commissions to brokers due to research services.

There were no securities of regular broker-dealers held by the Funds for the fiscal year ended December 31, 2020.

PROXY VOTING

The Anti-Benchmark® US Core Equity Fund and the Sands Capital International Growth Fund have adopted their Sub-Advisor's policies and procedures for voting proxies relating to portfolio securities held by each Fund, including procedures used when a vote presents a conflict between the interests of the Fund’s shareholders and those of the Sub-Advisor or its affiliates.

The Allocation Funds are each structured as a fund-of-funds. As such, the Allocation Funds will own shares in certain other underlying affiliated Touchstone Funds and may own shares in other unaffiliated underlying funds. The Allocation Funds, in their capacity as shareholders in the underlying funds, may be requested to vote on matters relating to those funds. A potential conflict of interest could arise because the Allocation Funds may be large shareholders of an underlying affiliated Touchstone Fund. To reduce this potential conflict, the Allocation Funds vote their shares of underlying affiliated Touchstone Funds in the same proportion as the votes of all other shareholders in such underlying affiliated Touchstone Funds.  Each Allocation Fund has adopted its Sub-Advisor's policies and procedures for voting proxies relating to shares of unaffiliated underlying funds held by the Fund.

A copy of the proxy voting policies of each Fund's Sub-Advisor is attached in Appendix B.

Information about how the Funds voted proxies relating to their portfolio securities during the most recent year ending June 30 is available by August 31st of that year without charge, upon requesting by calling 1.800.543.0470 on the Touchstone website at TouchstoneInvestments.com and on the SEC’s website at sec.gov.

CODE OF ETHICS

The Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act.  In addition, the Advisor, each Sub-Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

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PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of taxes payable by shareholders and increase the amount of commissions paid by the Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period. The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the sub-advisor believes that portfolio changes are appropriate. A Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.

During the fiscal years ended December 31, 2019 and 2020, the portfolio turnover rate for each Fund was as follows:

	Portfolio Turnover Rate
Fund	2019	2020
Dynamic Diversified Income Fund	73%	32%
Dynamic Global Allocation Fund	38%	33%
Sands Capital International Growth Fund(1)	N/A	N/A
(1) The Fund commenced operations on March 8, 2021.

During the fiscal years ended September 30, 2019 and 2020 and the three month period ended December 31, 2020, the portfolio turnover rate for the Anti-Benchmark US Core Equity Fund (and its Predecessor Fund) were as follows:

	Portfolio Turnover Rate
Fund	9/30/2019	9/30/2020	12/31/2020
Anti-Benchmark US Core Equity Fund*	137%	73%	54%
*The Predecessor Fund had a September 30 fiscal year end.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds’ portfolio holdings to any person requesting this information. These policies and procedures are monitored by the Board through periodic reporting by the Funds’ CCO. No compensation will be received by a Fund, the Advisor, any sub-advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

1)A request made by a Sub-Advisor for a Fund (or that portion of a Fund) that it manages.

2)A request by executive officers of the Advisor for routine oversight and management purposes.

3)For use in preparing and distributing routine shareholder reports, including disclosure to the Funds’ independent registered public accounting firm, typesetter, and printer.  Routine shareholder reports are filed as of the end of each fiscal quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the applicable six-month semi-annual period.  The Funds provide their full holdings to their independent registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end. The Funds provide their full holdings to their typesetter at least 50 days after the end of the calendar quarter.  The Funds provide their full holdings to their printer at least 50 days after the applicable six-month semi-annual period.

4)A request by service providers to fulfill their contractual duties relating to the Fund, subject to approval by the CCO.

5)A request by a newly hired Sub-Advisor or Sub-Advisor candidate prior to the commencement of its duties to facilitate its transition as a new Sub-Advisor, subject to the conditions set forth in Item 8.

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6)A request by a potential merger candidate for the purpose of conducting due diligence, subject to the conditions set forth in Item 8.

7)A request by a rating or ranking agency, subject to the conditions set forth in Item 8.

Other portfolio holdings disclosure policies of the Funds include:

•The Funds provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, generally within 15 days after month end.
•The Funds provide their full holdings on their publicly available website and to market data agencies quarterly, as of the end of a calendar quarter, generally within 30 days after quarter end.

 You may access portfolio holdings information via the Funds' public website at TouchstoneInvestments.com.

8)The CCO may authorize disclosing non-public portfolio holdings to third-parties more frequently or at different periods than as described above prior to when such information is made public, provided that certain conditions are met.  The third-party must (i) specifically request in writing the more current non-public portfolio holdings, providing a reasonable basis for the request; (ii) execute an agreement to keep such information confidential, to only use the information for the authorized purpose, and not to use the information for their personal benefit; (iii) agree not to trade on such information, either directly or indirectly; and (iv) unless specifically approved by the Chief Compliance Officer in writing, the non-public portfolio holdings are subject to a ten-day time delay before dissemination.  Any non-public portfolio holdings that are disclosed will not include any material information about a Fund’s trading strategies or pending portfolio transactions.

As of March 31, 2021, one or more Touchstone Funds discloses portfolio holdings information to the following parties based on ongoing arrangements:

Bloomberg LP
Morningstar, Inc.

Employees of the Advisor and the Funds’ sub-advisors that are access persons under the Funds’ Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics.  In addition, custodians of the Funds’ assets and the Funds’ accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

The CCO is authorized to determine whether disclosure of a Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, the Distributor, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Advisor and under the general oversight of the Trustees. The Advisor or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. For the Allocation Funds, shares of the underlying funds are valued at the net asset value of the underlying fund. If market prices are unavailable or believed to be unreliable, the Sub-Administrative Agent will initiate a process by which the Trust’s Fair Value Committee will make a good faith determination as to the “fair value” of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed-income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general oversight of the Trustees. Some Funds may hold portfolio securities that are listed on foreign exchanges.  Under certain circumstances, these investments may be valued under the Fund’s fair value policies and procedures, such as when U.S. exchanges are open but a foreign exchange is closed.

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Securities with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, provided such amount approximates market value.

DESCRIPTION OF SHARES

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of Funds and shares of each Fund.  Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the Fund, after taking into account additional distribution and shareholder servicing expenses attributable to the Class.  Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

The Trust is an entity of the type commonly known as a Massachusetts business trust. The Trust’s Declaration of Trust states that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any shareholder, nor, except as specifically provided therein, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisors, shall not be liable for any neglect or wrongdoing of any such person.  The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust.  However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares issued by each Fund have no preemptive, conversion, or subscription rights.  Voting rights are not cumulative. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that class. The Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Derivative Claims of Shareholders

The Trust’s Amended and Restated By-Laws (the “By-Laws”) contain provisions regarding derivative claims of shareholders. Under these provisions, a shareholder must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of the foregoing sentence, a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee of the Board established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board or on the boards of one or more Trusts that are under common management with or otherwise affiliated with the Trust.

Unless a demand is not required under the foregoing paragraph, the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

Forum for Adjudication of Disputes

The By-Laws provide that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a
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fiduciary duty owed by any Trustee, officer, or other employee of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to the laws of the Commonwealth of Massachusetts, the Declaration of Trust or the By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or the By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine shall be the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts (each, a “Covered Action”). The By-Laws further provide that if any Covered Action is filed in a court other than the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

CHOOSING A CLASS OF SHARES

The Funds participate in fund “supermarket” arrangements.  In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf.  As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.  The customer order will be priced at the Fund’s NAV next computed after acceptance by an authorized broker or the broker’s authorized designee.  In addition, a broker may charge transaction fees on the purchase or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Funds' annual report contains additional performance information and will be made available to investors upon request and without charge.

The Touchstone Funds are intended for sale to residents of the U.S., and, with very limited exceptions, are not registered or otherwise offered for sale in other jurisdictions. The above restrictions are generally not applicable to sales in the U.S. territories of Guam, Puerto Rico, and the Virgin Islands or to diplomatic staff members or members of the U.S. military with an APO or FPO address outside of the U.S. Investors are responsible for compliance with tax, securities, currency exchange or other regulations applicable to redemption and purchase transactions in any state or jurisdiction to which they may be subject. Investors should consult with their financial intermediary and appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

The shares of the Funds may not be directly or indirectly offered or distributed in any country outside of the U.S. If an investor becomes a resident of another jurisdiction after purchasing shares of the Touchstone Funds, the investor will not be able to purchase any additional shares of the Funds (other than reinvestment of dividends and capital gains) or exchange shares of the Touchstone Funds for other U.S. registered Touchstone Funds.

Class A Shares. For purchases bringing your total investment in the Touchstone Fund Complex up to $1 million or more and subsequent purchases further increasing the size of your account, participating dealers may receive compensation of up to 1.00% (a “Finder's Fee”) of such purchases from Touchstone Securities according to the following schedule:

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Amount of Investment	Finder's Fee
$1 million but less than $3 million	1.00%
$3 million but less than $5 million	0.75%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%

The Distributor does not have an annual reset for Finder’s Fees.  In determining a dealer’s eligibility for a Finder’s Fee, the value of all shares owned in the Touchstone Fund Complex may be combined for that individual shareholder in accordance with a Fund's Rights of Accumulation Program. Please see the "Choosing a Class of Shares - Reduced Class A Sales Charge" and "Choosing a Class of Shares - Rights of Accumulation Program" sections in the Funds' prospectus to determine whether accounts may be aggregated for purposes of determining eligibility for a Finder's Fee. If a Finder’s Fee was paid to a participating dealer, that dealer is not eligible to receive 12b-1 fees on the shares that were used to generate the Finder’s Fee until they have aged for a period of one year.  Additionally, if a Finder’s Fee was paid and the Class A shares are redeemed within a year of their purchase, a contingent deferred sales charge (“CDSC”) of up to 1.00% will be charged on the redemption. Dealers should contact the Distributor for more information on the calculation of the dealer’s commission in the case of combined purchases.

A dealer is eligible for a Finder's Fee only if the dealer has not previously received a Dealer Fee on the assets used to meet the amount of investment requirement. Similarly, an exchange from any other Touchstone Fund will not qualify for a Dealer Fee unless the dealer did not receive any compensation on those assets at the time of the initial investment. In all cases the Distributor reserves the right to deny payment of a Dealer Fee if it reasonably believes such a fee has already been paid on those assets.

Class R6 Shares. No dealer compensation is paid from the sale of Class R6 shares of the Fund. Class R6 shares of the Fund are sold at NAV and do not pay a sales charge, Rule 12b-1 fee, impose a CDSC, or make payments to financial intermediaries/broker-dealers for assisting the Distributor in promoting the sales of a Fund's shares. In addition, neither the Fund nor its affiliates make any type of administrative, service, relationship, or revenue sharing payments in connection with Class R6 shares.

Exchanging Your Shares. Class A and Class C shareholders who are eligible to invest in Class R6 shares, Class Y shares or Institutional Class shares are eligible to exchange their Class A and Class C shares for Class R6 shares, Class Y shares or Institutional Class shares of the same Fund, if offered in their state and such an exchange can be accommodated by their financial institution. Class Y shares may be available through financial institutions that have appropriate selling agreements with Touchstone Securities, or through “processing organizations” (e.g., mutual fund supermarkets) that purchase shares for their customers. Additionally, Class C shareholders may exchange their Class C shares for Class A shares of the same Fund, if offered in their state and such an exchange can be accommodated by their financial institution. No front-end sales charges will apply to any such exchange, however, if the Class C shares have been held less than 12 months, a CDSC of 1% may be assessed on the exchange transaction, which may be processed as a liquidation and a purchase. Class Y shareholders that meet the required minimum for Institutional Class shares may exchange their Class Y shares for Institutional Class shares within the same Fund if offered in their state and if such an exchange can be accommodated by their financial institution.

Class R6 shareholders who are eligible to invest in Class Y shares or Institutional Class shares are eligible to exchange their Class R6 shares for Class Y shares or Institutional Class shares of the same Fund, if offered in their state and such an exchange can be accommodated by their financial institution.

For federal income tax purposes, exchanges of one share class for a different share class of the same Fund (even if processed as a liquidation and a purchase) should not result in the realization by the investor of a capital gain or loss. There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into a share class exchange.

Share Class Conversions. Effective June 30, 2020 (the “Effective Date”), Class C shares of each Fund automatically convert into Class A shares of the Fund after they have been held for eight (8) years. The conversion is not considered a taxable event for federal income tax purposes. These automatic conversions are executed without any sales charge (including CDSCs), redemption or transaction fee, or other charge. After such a conversion takes place, the shares will be subject to all features, rights and expenses of Class A shares. If you hold Class C shares through certain financial intermediaries, such as an omnibus account or group retirement recordkeeping platform, your intermediary may not be able to track the amount of time you held your Class C shares purchased before June 30, 2020. In that case, Class C shares held prior to June 30, 2020 would convert to
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Class A shares eight (8) years after the Effective Date of this policy. In addition, Class C shares held through certain financial intermediaries may convert to Class A shares of the same Fund in a shorter time frame than shares purchased directly from the Fund. Please contact your financial intermediary for further information about its Class C shares to Class A shares conversion policy.

Financial intermediaries may convert shares in a customer or client’s account to a more expensive share class if prior to the conversion the intermediary determines that the higher priced share class is more suitable to the customer’s interests and the intermediary discloses any additional compensation to the customer, including revenue sharing arrangements with the Advisor or Distributor.

If a financial institution, processing organization or intermediary (a “converting entity”) is initiating a share class conversion(s) for Touchstone Funds on a platform, then the converting entity should contact Touchstone Securities at least 60 days in advance and obtain Touchstone Securities’ approval of the share class conversion.

Additional Information on the CDSC. The CDSC is waived under the following circumstances:

•Any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named.  Touchstone Securities may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.
•Redemptions from a systematic withdrawal plan.  If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request.  If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.
•Redemptions from retirement plans qualified under Section 401 of the Code.  The CDSC will be waived for benefit payments made by Touchstone directly to plan participants.  Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans and qualified domestic relations orders.  The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.
•Redemptions that are mandatory withdrawals from a traditional IRA account after reaching the qualified age based on applicable Internal Revenue Service (the “IRS”) regulations.
•Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variation in sales charges and waivers for Fund shares purchased through Ameriprise Financial, Edward D. Jones & Co., Janney Montgomery Scott LLC, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc., Raymond James and Robert W. Baird & Co. Incorporated..

General. The above mentioned CDSC waivers do not apply to Class A share redemptions made within one year of the date of purchase where a Finder's Fee was paid by Touchstone Securities due to an investment in the Touchstone Fund Complex totaling $1 million or more. All sales charges imposed on redemptions are paid to the Distributor. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

CDSC for Certain Redemptions of Class A Shares. A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV due to an individual shareholder investment amount in the Touchstone Fund Complex of $1 million or more where a Finder's Fee was paid by the Distributor and the shares were redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.

Examples. The following example will illustrate the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired then 50 additional shares through reinvestment of distributions. If, at such time you should redeem 450 shares (totaling proceeds of $5,400), then 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV to $12 per share.
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Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

OTHER PURCHASE AND REDEMPTION INFORMATION

Waiver of Minimum Investment Requirements.  The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1.Any director, officer or other employee* (and their immediate family members**, as defined below) of Western & Southern Financial Group, Inc. or any of its affiliates or any portfolio advisor or service provider to the Trust.

2.Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with Touchstone Securities.

In addition, a Fund reserves the right to waive investment minimums in the case of significant extenuating circumstances.

Waiver of Class A Sales Charges.  In addition to the categories of purchasers described in the prospectus for whom the sales charge on purchases of Class A shares of the Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1.Purchases into a Fund by any director, officer, employee* (and their immediate family members**, as defined below), or current separate account client of or referral by a sub-advisor to that particular Fund;

2.Purchases by any director, officer or other employee* (and their immediate family members**) of Western & Southern Financial Group or any of its affiliates; and

3.Purchases by any employees of BNY Mellon who provide services for the Touchstone Funds, Touchstone Advisors, or Touchstone Securities.

Exemptions must be qualified in advance by the Distributor.  At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

 * The term "employee" is deemed to include current and retired employees.
**Immediate family members are defined as the parents, mother-in-law or father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children, of a registered representative or employee and any other individual to whom the registered representative or employee provides material support.

Waiver of Class A Sales Charge for Clients of Financial Intermediaries. Touchstone Securities has agreed to waive the Class A sales charge for clients of financial intermediaries as defined in the Appendix to each Funds’ prospectus. In addition to those firms with an Appendix, the following firm has entered into an agreement with Touchstone Securities to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers:

•JP Morgan Securities

Please see Appendix A - Intermediary Specific Sales Charge Waivers and Discounts to the Funds to the Funds’ prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Ameriprise Financial, Edward D. Jones & Co., Janney Montgomery Scott LLC, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc., Raymond James and Robert W. Baird & Co. Incorporated.

Waiver of Class A Sales Charge for former Constellation Shareholders.  Shareholders who owned shares of the Trust as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front-end sales charge for purchases of Class A shares.  If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

Shareholders who are eligible for the sales charge waivers listed above may open an account with the Fund directly to receive the sales charge waiver.

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Class Y Shares “Grandfather” Clause. New purchases of the Class Y shares are no longer available directly through Touchstone Securities.  Those shareholders who owned Class Y shares purchased directly through Touchstone Securities prior to February 2, 2009, or those former Old Mutual shareholders who owned Class Z shares which became Class Y shares on April 16, 2012, or those former Fifth Third Mutual Fund Shareholders who owned Institutional Class shares which became Class Y shares on September 10, 2012 may continue to hold Class Y shares of the corresponding Fund(s).  In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009, April 16, 2012, and September 10, 2012, respectively.

Purchases in-Kind.  In limited circumstances and subject to the prior consent of the Fund, the Fund may accept payment for shares in securities. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to the Advisor.  Transactions of this type are generally a taxable transaction.  Before purchasing shares by tendering payment in-kind, investors are urged and advised to consult with their own tax advisor regarding the tax consequences of such a transaction.

Class R6 shares held on the Fund’s records require a $50,000 minimum initial investment and have a $50 subsequent investment minimum. Financial intermediaries may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services. In addition, the Fund reserves the right to waive investment minimums in the case of significant extenuating circumstances.

Redemptions in-Kind.  Under unusual circumstances, when the Board deems it in the best interests of a Fund’s shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value.  Should payment be made in securities, the redeeming shareholder will bear the market risk until the securities are sold and the redeeming shareholder will generally incur brokerage costs and other costs in converting such securities to cash.  Portfolio securities that are issued in an in-kind redemption will be readily marketable.  The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in-kind, to any shareholder of record of a Fund who redeems during any ninety-day period, the lesser of $250,000 or 1% of a Fund’s NAV at the beginning of such period.  Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The Funds may also use redemption in-kind for certain Fund shares held by ReFlow.

Undeliverable Checks. Dividend and distribution checks issued from non–retirement accounts for less than $25 will be automatically reinvested in the Fund that pays them. If your redemption proceeds, dividend, or distribution check is returned as “undeliverable”, your account will be considered a lost shareholder account, correspondence will be sent to you requesting that you contact the Fund, and the outstanding payment will be deposited into an account for potential escheatment to your state of residence. If you contact the Fund and provide proper documentation to update the address on the account, the Fund will no longer consider your account to be a lost shareholder account, and your outstanding payment will be reissued to your corrected address. Also, if your dividend or distribution check is returned as “undeliverable”, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share NAV determined as of the payable date.

Uncashed Checks. All uncashed checks on your account will appear with your monthly or quarterly statement for your convenience. If your redemption proceeds, dividend, or distribution check from a non–retirement account is not cashed within six months (an “outstanding payment”) and the account remains open, the outstanding payment on your account will be cancelled and the proceeds will be reinvested in the Fund at the per share NAV determined as of the date of cancellation, which may be higher or lower than the NAV at which your shares were initially redeemed. In addition, if the payment was for dividends or distributions, your cash election will be automatically changed and future dividends and distributions will be reinvested in the Fund at the per share NAV determined as of the payable date. For outstanding payments in retirement accounts, no action will be taken. For redemption checks returned as “undeliverable”, the check will be voided and deposited into a lost shareholder account for the Fund. If the account holder contacts the Fund and provides proper documentation to update the address on the account, a check for the previously voided amount will be re-issued to the shareholder and sent to the new address of record.

Fund Shares Purchased by Check. We may delay the processing and payment of a redemption request for shares you recently purchased by check until your check clears, which may take up to 15 days.  If you need your money sooner, you should purchase shares by bank wire.

Low Account Balances (Only applicable for shares held through Touchstone Securities directly). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes) Touchstone Securities may sell your shares and send the proceeds to you. Touchstone Securities will
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notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

A Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

For most shareholders, a statement will be sent to you within 60 days after the end of each year detailing the federal income tax status of your distributions. Please see “Taxes” below for more information on the federal income tax consequences of dividends and other distributions made by the Funds.

Facilitated Transfers. In the event an existing Touchstone fund shareholder wishes to move money between their Touchstone mutual fund account and a money market fund, Touchstone Advisors, has partnered with The BNY Mellon Securities Corporation to help facilitate this type of transaction pursuant to certain limitations. Please contact Touchstone Shareholder Services at 1.800.543.0407 for more information if you are interested in pursuing this type of transaction.

DISTRIBUTIONS

A Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

For most shareholders, a statement will be sent to you within 45 days after the end of each year detailing the federal income tax status of your distributions. Please see “ Federal Income Taxes” below for more information on the federal income tax consequences of dividends and other distributions made by the Funds.

FEDERAL INCOME TAXES

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. Therefore, the summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder. The summary is based upon current provisions of the Code, applicable U.S. Treasury Regulations (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax.  Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained.  In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

General.  For federal income tax purposes, each Fund is treated as a separate corporation.  Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company (a “RIC”) under the Code.  By qualifying as a RIC, a
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Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and realized net capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by the Fund without the concurrent receipt of cash.  Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below.  Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

Qualification As A Regulated Investment Company.  Qualification as a RIC under the Code requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its total assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) determined without regard to any deduction for dividends paid; and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”) (together with (i), the "Distribution Requirement").

The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund of investing in stock or securities or options and futures with respect to stock or securities.  To date, the U.S. Treasury Department has not issued such regulations.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest.  Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss).  If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.  If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The Qualifying Income Requirement and Diversification Requirement that must be met under the Code in order for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions.  Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006.  Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC.  Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.”  Accordingly, the Qualifying Income Requirement may limit each Fund’s ability to invest in commodity related derivative transactions and other derivative transactions.  Each Fund will account for any investments in
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commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment.  If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC.  However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that meets certain qualifying income requirements but derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income.  In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code.  In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time. If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to federal income tax in the same manner as an ordinary corporation at a tax rate of 21% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for qualified dividend income treatment for non-corporate shareholders.

Excise Tax.  If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.  Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Advisor might not otherwise have chosen to do so.  Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.  However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

Capital Loss Carryforwards. For capital losses realized with respect to a tax year of a Fund that exceeds the Fund's capital gains for such year, the Fund may carry such excess capital losses forward indefinitely. The excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year.  If carried forward capital losses offset future gains, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. A Fund cannot carry back or carry forward any net operating losses.

Original Issue Discount And Market Discount. A Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond).  Generally, a Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted
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upward for inflation.  The IRS may treat a portion of the OID includible in income with respect to certain high-yield corporate debt securities as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount.  The Fund’s market discount accrues ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though the Fund will not receive cash. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to make distributions to shareholders representing the income accruing on the securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund.  Cash to pay these distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required to be distributed.  In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

Options, Futures, And Forward Contracts. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses.  Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund’s taxable year.  These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash.  Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below.  Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option.  When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option.  When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

Straddles.  Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle
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could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to mixed straddles.  Depending on which election is made, if any, the results with respect to a Fund may differ.  Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain.  In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income.  Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle.  Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income.  An interest charge is imposed on the amount of gain that is treated as ordinary income.

Swaps And Derivatives. As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap or derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year).  With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income.  Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment.  If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected.  The Funds intend to monitor developments in this area.  Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.

In addition, new Rule 18f-4 (the “Derivatives Rule”), adopted by the SEC on October 28, 2020, replaces the asset segregation regime of Investment Company Act Release No. 10666 (Release 10666) with a new framework for the use of derivatives by registered funds. For funds using a significant amount of derivatives, the Derivatives Rule mandates a fund adopt and/or implement: (i) value at risk limitations in lieu of asset segregation requirements; (ii) a written derivatives risk management program; (iii)new Board oversight responsibilities;and (iv) new reporting and recordkeeping requirements. The Derivative Rule provides an exception for funds with derivative exposure not exceeding 10% of its net assets, excluding certain currency and interest rate hedging transactions. In addition, the Derivatives Rule provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitment agreements. In 2022, the SEC will rescind Release10666 and withdraw letters and similar guidance addressing a fund’s use of derivatives and require funds to satisfy the requirements of the Derivatives Rule.

Constructive Sales. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in U.S. Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position.  Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund’s transaction
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during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Wash Sales. A Fund may in certain circumstances be impacted by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

Short Sales.  A Fund may make short sales of securities.  Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders.  Short sales also may be subject to the “Constructive Sales” rules, discussed above.

Tax Credit Bonds. If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during a Fund’s taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such tax credit bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other bonds specified in the Code. New tax credit bonds may not be issued after December 31, 2017. If a Fund were to make an election, a shareholder of such Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits.  Certain limitations may apply on the extent to which the credit may be claimed.

Other Regulated Investment Companies. The use of a fund-of-funds structure by the Allocation Funds could affect the amount, timing, and character of distributions from the Funds, and, therefore, may increase the amount of taxes payable by shareholders. Because each Allocation Fund will invest a large portion of its assets in shares of other funds, the distributable income and gains of an Allocation Fund will normally consist largely of distributions from the underlying funds in which the Allocation Fund invests and gains and losses on disposition of shares of the underlying funds.

Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as RICs under the Code.  However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company.  Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss.

In addition, in certain circumstances, the “wash sale” rules may apply to a Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by a Fund at a loss and the Fund acquires additional shares of that same underlying fund or other substantially identical stock or securities 30 days before or after the date of the sale. The wash sale rules could defer losses in a Fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.  As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies.  For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

If an Allocation Fund is a “qualified fund-of-funds” (i.e., a RIC that invests at least 50% of its total assets in other RICs at the close of each quarter of its taxable year), it may elect to pass through to its own shareholders foreign tax credits received from underlying funds that make the election to pass such foreign tax credits through to their shareholders (see “Foreign Taxation” below).

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The foregoing is only a general description of the federal income tax consequences of a fund-of-funds structure. Accordingly, prospective purchasers of shares of an Allocation Fund are urged to consult their tax advisers with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

Passive Foreign Investment Companies. A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income.  If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), even if such Fund distributes the PFIC income as a taxable dividend to its shareholders.  The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  A Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC.  Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares.  To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain.  As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein and avoid imposition of the Excise Tax, even if the QEF did not distribute those earnings and gain to such Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election.  A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.  In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

Foreign Currency Transactions.  Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income.  In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash.  If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years.  The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

Foreign Taxation.  Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, or if a Fund is a qualified fund-of-funds (i.e., a RIC that invests at least 50% of its total assets in other RICs at the close of each quarter of its taxable year), and the Fund meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund, or in the case of a qualified fund-of-funds, such taxes paid by an underlying fund that has made the pass-through election, even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them.  Each Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

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Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income.  For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders.  The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income.  Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.  Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal income tax and alternative minimum tax.

REITs. A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  A Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes.  For taxable years beginning after December 31, 2017 and before January 1, 2026, individuals, trusts, and estates owning REIT shares are eligible for a 20% federal tax deduction for qualified REIT dividends. Regulations allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met.

A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools ("TMPs"), or such REITs may themselves constitute TMPs.  Under an IRS notice, and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly.  As a result, a Fund may not be a suitable investment for certain tax exempt-shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities.  See “Tax-Exempt Shareholders.”

MLPs. A Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income that satisfy the Qualifying Income Requirement. However, under the Diversification Requirement, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income tax and the Excise Tax. Distributions to a Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If a Fund’s basis is reduced to zero, distributions will generally constitute capital gain for federal income tax purposes.
For taxable years beginning after December 31, 2017 and before January 1, 2026, certain income from investments in MLPs that is included in the "combined qualified business income amount" are treated as “qualified business income” that is eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. The Code currently does not contain a provision permitting a RIC to pass the special character of this income through to its shareholders. As a result, direct investors in MLPs may be entitled to this deduction while investors that invest in a Fund that invests in MLPs will not.
Distributions.  Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is owning) for one year or less will be taxable as ordinary income.  Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over net short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund.  Such dividends do not qualify as dividends for purposes of the dividends received deduction or for qualified dividend income purposes as described below.

Distributions of “qualified dividend income” received by non-corporate shareholders of a Fund may be eligible for the long-term capital gain rate.  A Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-
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term capital gain rate to the extent the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met.  A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund’s distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction.  For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Shareholders may also be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex‑dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.
Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.

Shareholders are advised to consult their own tax advisors for more information.

Purchases Of Fund Shares.  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered.  Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share NAV by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

Sales, Exchanges Or Redemptions.  Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss.  Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares.  The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less.  If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase.  Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (including through dividend reinvestment) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares.  Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of a Fund’s shares.

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Backup Withholding. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income.  If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

State And Local Taxes.  State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Non-U.S. Shareholders.  Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty).  However, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.

Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gains from USRPIs.  The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation.  The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business.  In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in foreign shareholder being required to file a U.S. tax return and pay tax on the distribution at regular U.S. federal income taxes rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distribution (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder's current and past ownership of a Fund.

In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund was a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.

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Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds.  The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation.  In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the "Foreign Account Tax Compliance Act" or "FATCA") generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders.  If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends.  A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Foreign Bank And Financial Accounts And Foreign Financial Assets Reporting Requirements.  A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund, is urged and advised to consult its own tax advisor regarding its filing obligations with respect to FinCen Form 114, Report of Foreign Bank and Financial Accounts.

Tax-Exempt Shareholders.  A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in a Fund if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if such Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs.  Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax Shelter Reporting Regulations.  Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

Persons or organizations beneficially owning more than 25% of the outstanding shares of a Fund are presumed to “control” the Fund. As a result, those persons or organizations could have the ability to influence an action taken by a Fund if such action requires a shareholder vote. As of April 1, 2021, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund are as follows:

Fund	Name and Address	Percentage of Class
ANTI-BENCHMARK® US CORE EQUITY FUND CLASS A	MLPF & S THE SOLE BENEFIT OF FOR ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	29.93%
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	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	11.32%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	9.26%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	8.43%
	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	8.35%
ANTI-BENCHMARK® US CORE EQUITY FUND CLASS C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	63.73%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	14.23%
ANTI-BENCHMARK® US CORE EQUITY FUND CLASS Y	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	13.76%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.70%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	6.28%
	FIRST STATE TRUST COMPANY FBO NBT 3 2 RIGHTER PARKWAY WILMINGTON DE 19803	5.93%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	5.18%
ANTI-BENCHMARK® US CORE EQUITY FUND INSTITUTIONAL CLASS	WESTERN SOUTHERN FINANCIAL GROUP ATTN MS 80- INVESTMENT ACCOUNTING 400 BROADWAY CINCINNATI OH 45202	99.47%	*, **
DYNAMIC DIVERSIFIED INCOME FUND CLASS A	MLPF & S THE SOLE BENEFIT OF FOR ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE, FL 32246	9.29%
	WELLS FARGO CLEARING SERVICES 2801 MARKET ST SAINT LOUIS, MO 63103	8.18%
	MATRIX TRUST COMPANY CUST. FBO RDM ELECTRIC CO INC 717 17TH STREET SUITE 1300 DENVER CO 80202	6.95%
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	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	5.17%
DYNAMIC DIVERSIFIED INCOME FUND CLASS C	WELLS FARGO CLEARING SERVICES 2801 MARKET ST SAINT LOUIS, MO 63103	23.74%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	13.55%
	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	8.04%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	7.64%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	5.64%
DYNAMIC DIVERSIFIED INCOME FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	21.75%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	21.56%
	GREAT-WEST TRUST COMPANY LLC FBO VARIOUS FASCORE LLC RECORDKEPT PLAN C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	12.12%
	WELLS FARGO CLEARING SERVICES 2801 MARKET ST SAINT LOUIS, MO 63103	7.84%
	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	7.53%
DYNAMIC GLOBAL ALLOCATION FUND CLASS A	MLPF & S THE SOLE BENEFIT OF FOR ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE, FL 32246	8.03%
DYNAMIC GLOBAL ALLOCATION FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	13.86%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	11.54%
	WELLS FARGO CLEARING SERVICES 2801 MARKET ST SAINT LOUIS, MO 63103	8.57%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	5.56%
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DYNAMIC GLOBAL ALLOCATION FUND CLASS Y	GREAT-WEST TRUST COMPANY LLC FBO VARIOUS FASCORE LLC RECORDKEPT PLAN C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	29.97%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	12.97%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	12.57%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	9.68%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	6.52%
SANDS CAPITAL INTERNATIONAL GROWTH FUND CLASS Y	TOUCHSTONE ADVISORS INC ATTN CORP ACCOUNTING 303 BROADWAY SUITE 1100 CINCINNATI OH 45202-0000	100.00%	*, **
SANDS CAPITAL INTERNATIONAL GROWTH FUND CLASS R6	WESTERN & SOUTHERN LIFE AND INSURANCE COMPANY 400 BROADWAY MS 80 CINCINNATI OH 45202	99.99%	*, **
SANDS CAPITAL INTERNATIONAL GROWTH FUND INSTITUTIONAL CLASS	TOUCHSTONE ADVISORS INC ATTN CORP ACCOUNTING 303 BROADWAY SUITE 1100 CINCINNATI OH 45202-0000	100.00%	*, **
*Indicates that shares are held beneficially.
**May be deemed to control a Fund because it owned beneficially more than 25% of the outstanding shares of a Fund as of April 1, 2021. Western & Southern Financial Group is a corporation organized under the laws of Ohio and is a wholly–owned subsidiary of Western–Southern Mutual Holding Company.
***The Allocation Funds are each structured as a fund-of-funds. Pursuant to the proxy voting policies of Touchstone Advisors, the Allocation Funds vote their shares in the same proportion as the votes of all other shareholders in an underlying Touchstone Fund.

As of April 1, 2021 the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof).

CUSTODIAN

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, is the Trust’s custodian.  BBH acts as the Trust’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.

LEGAL COUNSEL

K&L Gates LLP, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as counsel to the Trust.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, 221 E. 4th Street, Suite 2900, Cincinnati, Ohio 45202, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2021. Ernst & Young LLP will perform an annual audit of the Trust’s financial statements and advise the Trust as to certain accounting matters.

TRANSFER AND SUB-ADMINISTRATIVE AGENT

Transfer Agent. The Trust’s transfer agent is BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon IS”), 4400 Computer Drive, Westborough, Massachusetts 01581. BNY Mellon IS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions. For providing transfer agent and shareholder services to the Trust, BNY Mellon IS receives a monthly per account fee from each Fund, plus out of-pocket expenses.

The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services. These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

Sub-Administrative Agent. The Advisor provides administrative services to the Trust under an Administrative Agreement and has sub-contracted certain accounting and administrative services to The Bank of New York Mellon ("BNY Mellon"). The sub-administrative services sub-contracted to BNY Mellon include accounting and pricing services, SEC and state security filings, providing executive and administrative services and providing reports for meetings of the Board. The Advisor pays BNY Mellon a sub-administrative fee out of its administration fee.

Set forth below are the sub-administrative fees paid by the Advisor to BNY Mellon during the stated periods:

	Sub-Administration Fees Paid
Fund	2018	2019	2020
Anti-Benchmark® US Core Equity Fund (formerly, Dynamic Equity Fund)	$38,659	$27,773	$22,516
Dynamic Diversified Income Fund	$39,439	$42,981	$23,310
Dynamic Global Allocation Fund	$50,469	$47,989	$27,874
Sands Capital International Growth Fund(1)	N/A	N/A	N/A
(1) The Fund commenced operations on March 8, 2021.

FINANCIAL STATEMENTS

The Funds’ (with the exception of the Sands Capital International Growth Fund) audited financial statements for the fiscal year ended December 31, 2020, including the notes thereto and the report of Ernst & Young LLP, included in the Trust’s Annual Report are incorporated into this SAI by reference. reference. The Annual Report may be obtained free of charge by calling the Trust at 1.800.543.0407 or by downloading a copy at TouchstoneInvestments.com. You may also obtain the annual report or unaudited semi-annual report, as well as other information about the Trust, from the EDGAR Database on the SEC’s website at http://www.sec.gov.
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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s® (“S&P”) are private services that provide ratings of the credit quality of debt obligations.  A description of the ratings assigned by Moody’s and S&P are provided below.  These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate.  It should be emphasized, however, that ratings are general and are not absolute standards of quality.  An advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking.  However, subsequent to purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund.  In that event, an advisor will consider whether it is in the best interest of a fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities.  Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default.  Credit ratings do not address any other risk, including but not limited too: liquidity risk, market value risk, or price volatility.  Credit ratings are not statements of current or historical fact.  Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities.  Credit ratings do not comment on the suitability of an investment for any particular investor.  Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Short-Term Credit Ratings

Moody’s

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

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The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis.  An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Long-Term Credit Ratings

Moody’s

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
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“C” - Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•Nature of and provisions of the obligation;

•Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

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“CC” - An obligation rated "CC" is currently highly vulnerable to nonpayment. The "CC" rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” - An obligation rated "C" is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” - An obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to "D" if it is subject to a distressed exchange offer.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis.  An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” - This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” - This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” rating scale.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG 1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.
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“VMIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 2” - This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” - This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes.  Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
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Appendix B

Sands Capital Management, LLC
Proxy Voting Policy and Procedures

Most Recent Amendment: March 2020
Implementation Date: November 2006
_____________________________________________________________________________________

Issue

Rule 206(4)-6 under the Advisers Act requires registered investment advisers to adopt and implement written policies and procedures reasonably designed to ensure advisers vote proxies in the best interest of their clients. The procedures must address material conflicts that may arise in connection with proxy voting. Rule 206(4)-6 further requires advisers to describe to clients their proxy voting policies and procedures and to provide copies of such policies and procedures to clients upon their request. Lastly, the Rule requires advisers to disclose how clients may obtain information on how the adviser voted their proxies.
To comply with Rule 206(4)-6, Sands Capital Management, LLC (“SCM”) has adopted and implemented this Policy and the procedures described herein.

Policy

SCM’s policy is to vote client proxies in the best interest of its clients. Proxies are an asset of a client, which must be treated by SCM with the same care, diligence and loyalty as any asset belonging to a client. In voting proxies SCM should consider the short- and long-term implications of each proposal. In voting proxies, SCM typically is neither an activist in corporate governance nor an automatic supporter of management. However, because SCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, SCM believes that voting proxy proposals in the client’s best economic interests usually means voting with the recommendations of these management teams. Any specific voting instructions provided by an advisory client or its designated agent in writing will supersede this Policy. Clients with their own general or specific proxy voting and governance policies may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s expense.

Proxy Committee

SCM has established a Proxy Committee, which consists of five permanent members: the Chief Administrative Officer (“CAO”), the Chief Compliance Officer (“CCO”), a Director of Client Relations, the Director of ESG Research, and a member of the Directing Research Team (the “DRT”). The Proxy Committee meets at least annually, and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The CAO or designee acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.
The Proxy Committee is responsible for: (i) the oversight and administration of proxy voting on behalf of SCM’s clients, including developing, authorizing, implementing and updating this Policy and the procedures described herein; (ii) overseeing the proxy voting process, including reviewing reports on proxy voting activity at least annually, and as necessary, to fulfill its responsibilities; and (iii) engaging and overseeing third-party service provider(s), as necessary or appropriate, to ensure SCM receives the applicable proxy statements or to provide SCM information, research or other services to facilitate SCM’s proxy voting decisions.
The Proxy Committee has developed a set of criteria to be used when evaluating proxy issues. These criteria and general proxy voting guidelines are set forth in the Proxy Voting Guidelines, which are attached hereto as Attachment A (the “Guidelines”). The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the evaluation of each proposal incorporates considerations specific to the company whose proxy is being voted.

Retention and Oversight of Proxy Advisory Firms

Institutional Shareholder Service (ISS), Glass Lewis, and Stakeholders Empowerment Services (SES) (“Proxy Research Providers”) re independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided may include in-depth research, global issuer analysis and voting recommendations. SCM has retained Proxy Research Providers to analyze proxy issues and to make vote recommendations on those issues. While we review the recommendations of one or more Proxy Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. SCM votes all proxies based on its own proxy voting policies in the best interests of clients. In addition to research, ISS provides vote execution, reporting, and recordkeeping services to SCM. As part of SCM’s ongoing oversight responsibilities, SCM performs periodic due diligence on the Proxy Research Providers.

Procedures for Identification and Voting of Proxies

The following procedures are designed to resolve material conflicts of interest before voting client proxies.
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1.SCM maintains a list of all clients for which it votes proxies. The list may be maintained either in hard copy or electronically, and is updated by the Investment Operations Team, which obtains proxy voting information from client agreements or internal account onboarding documentation.
2.As part of the account opening procedure, the Investment Operations Team will note whether or not SCM is responsible for voting proxies for the client.
3.Where SCM has the authority to vote proxies, the Investment Operations and Client Relations Teams will work with the client to ensure that SCM is designated to receive proxy voting materials from companies or intermediaries.
4.SCM has retained one or more third parties to assist in the coordination, voting and recordkeeping of proxies (see Retention and Oversight of Proxy Advisory Firms).
5.The CAO, through a proxy voting designee working as a proxy administrator, receives all proxy voting materials and has overall responsibility for ensuring that proxies are voted and submitted in a timely manner.
6.SCM’s Investment Research Team (the “Research Team”) is responsible for reviewing proxy proposals for portfolio securities. Prior to a proxy voting deadline, the appropriate Research Team member will decide as how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, a Research Team member may consider information from a number of sources, including management of the company, shareholder groups and independent proxy research services.
7.If the Research Team or Proxy Administrator becomes aware of potential factual errors, incompleteness or methodological weaknesses in the Proxy Research Providers analysis, they must escalate this issue to the CAO or CCO.
8.SCM believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. SCM may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. SCM may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
9.SCM Staff Members involved in the process are responsible for assessing whether there is any material conflict between the interests of SCM or its affiliates or associates and the interests of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this Policy.
10.If no material conflicts of interest have been identified, SCM will vote proxies according to this Policy (including by not voting if SCM deems that to be in its clients’ best interest).
11.Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution. See Conflicts of Interest section for additional information.
12.SCM is not required to vote every client proxy provided that electing not to vote is consistent with SCM’s fiduciary obligations. SCM shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client. See Proxies of Certain Global Issuers below.
13.SCM may process certain proxies without voting them or may systematically vote with management. Examples include, without limitation, proxies issued by companies SCM has decided to sell, proxies issued for securities that SCM did not select for a client portfolio, such as, securities that were selected by a previous adviser, unsupervised or non-managed securities held in a client’s account (such as ETFs), money market securities, or other securities selected by clients or their representatives other than SCM.
14.In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in SCM’s files.
15.The CAO and the applicable Research Team member must report any attempts by SCM’s personnel to influence the voting of client proxies in a manner that is inconsistent with this Policy, as well as any attempts by persons or entities outside SCM seeking to influence the voting of client proxies. Reporting shall be made to the CCO, or if the CCO is the person attempting to influence the voting, then to SCM’s General Counsel.
16.All proxy votes will be recorded, and the following information must be maintained:
a.The name of the issuer of the portfolio security;
b.The security identifier of the portfolio holding.
c.The Council on Uniform Securities Identification Procedures (“CUSIP”) or similar number, in each case, if any, for the security;
d.The shareholder meeting date;
e.The number of shares SCM is voting firm-wide;
f.A brief identification of the matter voted on;
g.Whether the matter was proposed by the issuer or by a security holder;
h.Whether or not SCM cast its vote on the matter;
i.How SCM voted (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
j.Whether SCM cast its vote with or against management; and
i.Whether any client requested an alternative vote of its proxy.

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Securities Lending

If a client participates in a securities lending program, SCM will not be able to vote the proxy of the shares out on loan. SCM will generally not seek to recall for voting the client shares on loan. However, under rare circumstances, for voting issues that may have a particularly significant impact on the investment (a “Significant Event”), SCM may request a client to recall securities that are on loan if SCM determines that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities. The Research Team member who is responsible for voting the proxy will notify the Proxy Committee in the event they believe a recall of loaned securities is necessary.
In determining whether a recall of a security is warranted, SCM will take into consideration whether the benefit of the vote would be in the client’s best interest despite the costs and the lost revenue to the client and the administrative burden of retrieving the securities. SCM may use third-party service providers to assist it in identifying and evaluating whether an event constitutes a Significant Event. From time to time, the Proxy Committee will deem certain matters to be Significant Events and will adjust the foregoing standard accordingly.

Proxies of Issuers in Certain Countries

It is SCM’s policy to seek to vote all proxies for client securities over which it has proxy voting authority where SCM can reasonably determine that voting such proxies will be in the best interest of its clients.
Voting proxies of issuers in certain countries may give rise to a number of administrative or operational issues that may cause SCM to determine that voting such proxies are not in the best interest of its clients or that it is not reasonably possible to determine whether voting such proxies will be in the best interests of its clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.
•SCM may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting.
•A market may require SCM to provide local agents with a power of attorney or consularization prior to implementing SCM’s voting instructions.
•Proxy materials may not be available in English.
•SCM may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor.
•Proxy voting in certain countries may require “share blocking.” In such cases, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, SCM believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required SCM generally elects not to vote those shares. The applicable Research Team member in conjunction with the Proxy Committee retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

The rationale for not voting a client proxy must be documented and the documentation must be maintained in SCM’s files.

Conflicts of Interest

The following potential conflicts of interest have been identified:
•SCM provides services to an institutional client or is in the process of being engaged to provide services to an institutional client that is affiliated with an issuer that is held in the SCM’s client portfolios. For example, SCM may be retained to manage Company A’s pension fund, where Company A is a public company and SCM’s client accounts hold shares of Company A. Another example is SCM’s clients may hold an investment in an issuer affiliated with an adviser of a fund vehicle sub-advised by SCM.
•SCM provides services to an individual, or is in the process of being engaged to provide services to an individual, who is an officer or director of an issuer that is held in SCM’s client portfolios;
•A Staff Member maintains a personal or business relationship (not an advisery relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of a Staff Member may be a high-level executive of an issuer that is held in SCM’s client portfolios. The spouse could attempt to influence SCM to vote in favor of management; and
•SCM or a Staff Member personally owns a significant number of an issuer’s securities that are also held in SCM’s client portfolios. The Staff Member may seek to vote proxies in a different direction for his or her personal holdings than would otherwise be warranted by this Policy. The Staff Member could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to this Policy.
•The issuer is a vendor whose products or services are material or significant to the business of to the business of SCM or its affiliates.

Due to the difficulty of predicting and identifying all material conflicts, Staff Members are responsible for notifying the CAO or the CCO of any material conflict that may impair SCM’s ability to vote proxies in an objective manner. Upon such notification, the CAO or the CCO will notify the Proxy Committee of the conflict.
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In the event that the Proxy Committee determines that SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee will also determine whether the conflict is “material” to that proposal. The Proxy Committee may determine on a case‑by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to SCM’s conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then SCM may vote the proxy in accordance with the recommendation of the relevant Research Team member.

In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee. Prior to voting on the proposal, SCM may: (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to clients that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how SCM will vote on the proposal (or otherwise obtain instructions from the client as to how to vote the proxy).

Recordkeeping

SCM must maintain the documentation described in the following section for a period of not less than five years in an easily accessible place, the first two years at its principal place of business. The CAO will be responsible for the following procedures and for ensuring that the required documentation is retained.

Outside third party request to review proxy votes:

•Staff Members must be thoughtful and cautious in sharing how SCM plans to vote its clients’ proxies. Until the vote has been cast and the relevant shareholder meeting has transpired, SCM generally treats information about SCM’s voting as confidential. Staff Members may not disclose SCM’s vote prior to the meeting or commit to any third party to vote a certain way without the prior consent of the CCO or General Counsel. Notwithstanding the previous sentence, Staff Members are permitted to prudently express SCM’s thoughts or opinions on topics in discussions with the relevant companies, advisors (3rd party research providers), and other shareholders prior to voting as a part of SCM’s ongoing education and engagement.
•Once the vote has been cast and the relevant shareholder meeting has transpired, analysts can choose to share how SCM voted with the relevant company or other shareholders, if necessary, as part of SCM’s ongoing engagement with management and the company’s shareholder base.
•All disclosures of votes in response to requests for vote information not originating from the company must be approved by the CAO prior to the disclosure of the vote. All written requests must be retained in the permanent file. The CAO or designee will record the identity of the outside third party, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.
•As is consistent with SCM’s Advertising and Marketing Policy, all Staff Members must refer inquiries from the press to the Director, Portfolio Analysis and Communications.

Proxy statements received regarding client securities:
•Proxy statements must be maintained in accordance with this Policy.

Note: SCM is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own     copies.

Proxy voting records:
•Documents prepared or created by SCM that were material to deciding on how to vote, or that memorialized the basis for the decision, must be maintained in accordance with this Policy.
•Documentation or notes or any communications received from third parties, other industry analysts, third-party service providers, company’s management discussions, etc. that were material in the basis for the decision, must be maintained in accordance with this Policy.
•Clients may request their proxy voting record for the 5-year period prior to their request. Records prior to that 5-year request will be provided on a best efforts basis.

Disclosure

SCM will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this Policy and the procedures described herein; and (ii) information about how clients may obtain information on how SCM voted their securities. In addition, certain voting records are available on SCM’s website at www.sandscapital.com.
Procedures for SCM’s Receipt of Class Actions

SCM will not file “Class Actions” on behalf of any client. If “Class Action” documents are received by SCM from a client’s custodian, SCM will make a commercially reasonable best effort to forward the documents to the client. Likewise, if “Class
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Action” documents are received by SCM from a client, SCM will make a commercially reasonable effort to gather, at the client’s request, any requisite information it has regarding the matter and forward it to the client, to enable the client to file the “Class Action.”

Responsibility

The CAO is responsible for overseeing and implementing this Policy.

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Attachment A

PROXY VOTING GUIDELINES

The majority of votes presented to shareholders are proposals made by management, which have been approved and recommended by its board of directors. One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. For routine matters (e.g., those matters that are not expected to measurably change the structure, management, control or operation of the company and are consistent with customary industry standards and practices, and the laws of the state of incorporation of the applicable company), SCM will vote in accordance with the recommendation of management, unless, in SCM’s opinion, such recommendation is not conducive to long term value creation or otherwise in the best interest of its clients. Non-routine matters (e.g., those matters relating to directors’ liability and indemnity proposals; executive compensation plans; mergers, acquisitions, and other restructurings submitted to a shareholder vote; anti-takeover and related provisions; and shareholder proposals) require company-specific and a case-by-case review and analysis. With respect to matters that do not fit in the categories stated below, SCM will exercise its best judgment as a fiduciary to vote in accordance with the best interest of its clients.

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections
These votes are made on a case-by-case basis, and SCM may consider the following:
•Long-term performance record relative to a market index;
•Composition of board (e.g., diversity and independence) and key board committees;
•Attendance at board and committee meetings;
•Corporate governance provisions and takeover activity;
•Board decisions regarding executive pay; and
•Director compensation.

B. Director and Officer Indemnification and Liability Protection
These votes are evaluated on a case-by-case basis.

C. Voting for Director Nominees in Contest Elections
These are evaluated on a case-by-case basis, and SCM may consider the following:
•Long-term performance relative to its industry;
•Management’s track record;
•Background to the proxy contest;
•Qualifications of director nominees (both slates);
•Evaluation of what each side is offering shareholders and the likelihood that the proposed objectives and goals can be met; and
•Stock ownership positions.

D. Size of the Board
Proposals to limit the size of the Board will be evaluated on a case-by-case basis.

E. Majority Vote for Director Elections

SCM will evaluate, on a case-by-case basis, proposals asking the Board to initiate the process to provide that director nominees be elected by the affirmative majority of votes cast at an annual meeting of shareholders. Resolutions should specify a carve-out for a plurality vote standard when there are more nominees than board seats.

F. Require Independent Board Chairman

SCM will evaluate, on a case-by-case basis, as to whether the role of board chair should be a separate position. Secondary considerations include the role of the board’s Lead Independent Director and the board’s overall composition.

II. Auditors
Ratifying Auditors
SCM generally votes for proposals to ratify auditors, unless:
•an auditor is not independent (i.e., it has a financial interest in or association with the company);
•there is reason to believe the auditor’s opinion is not accurate or indicative of the company’s financial position;
•poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; or material weaknesses in internal controls;
•Evidence that the committee approved an inappropriate indemnification agreement with the auditor; or
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•Non-audit fees are excessive in relation to audit-related fees without adequate explanation.

III. Proxy Contest Defenses
A.Cumulative Voting
Proposals on cumulative voting are voted on a case-by-case basis. SCM may consider the following, among other, factors:
a.the ability of significant stockholders to elect a director of their choosing;
b.the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and
c.the potential to limit the ability of directors to work for all shareholders.

B.Proxy Contests

Votes on proxy contests are made on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the shareholder’s nominees, and other factors.

C.Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

D.Proxy Access
Shareholder proposals to provide shareholders proxy access are voted on a case-by-case basis taking into account, among other factors:
•Company-specific factors; and
•Proposal-specific factors including:
•the ownership thresholds proposed in the resolutions;
•the maximum proportion of directors that shareholders may nominate each year; and
•the method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

IV. Anti-Takeover Issues
SCM conducts an independent review of each anti-takeover proposal. SCM may vote with management when it concludes that the proposal is not onerous and would not harm clients’ interests as shareholders. Anti-takeover issues include the following:

A.Poison Pills
The “poison pill” entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.
SCM votes on a case-by-case basis for management proposals to ratify a poison pill.

B.Fair Price Provisions
Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a takeover. SCM may consider, among other factors:
a.the vote required to approve the proposed acquisition;
b.the vote required to repeal the fair price provision;
c.the mechanism for determining fair price; and
d.whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Fair price proposals are voted on a case-by-case basis.

C.Greenmail
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.
Proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments are voted on a case-by-case basis.

D.Superstock/Duel-class Equity
Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, a company could propose authorizing a class of preferred stock which “could be issued in a private placement with one or more institutional investors” and “could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock….” The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.
SCM votes on a case-by-case basis for proposals that would authorize the creation/removal of new classes of “superstock.”

E.Supermajority Rules
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Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.
Supermajority shareholder vote requirements to approve mergers, amend the charter or bylaws are voted on a case-by-case basis.

F.Board Classification
A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. In evaluating a classified board proposal, SCM may consider the following factors, among others:
•the company’s long-term strategic plan;
•the extent to which continuity of leadership is necessary to advance that plan; and
•the need to guard against takeover attempts.

SCM votes on board classification on a case-by-case basis.

V. Miscellaneous Governance Provision

A.Approval of Financial Statements
In some markets, companies are required to submit their financial statements for shareholder approval. Approval of financial statements is voted on a case-by-case basis. However, SCM may abstain if the information is not available in advance of the meeting.

B.Adopting or Amending the Charter, Bylaws, or Articles of Association
SCM votes on a case-by-case basis proposals on adopting or amending the charter, bylaws, or articles of association, and may consider whether:
•Shareholder rights are protected;
•There is negligible or positive impact on shareholder value;
•Management provides sufficiently valid reasons for the amendments;
•The company is required to do so by law (if applicable); and
•They are of a housekeeping nature (updates or corrections).

C.Bundled Proposals
SCM votes on a case-by-case basis bundled or “conditioned” proxy proposals. In this case where items are conditioned upon each other, SCM examines the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder’s best interests, SCM votes against the proposals. If the combined effect is positive, SCM votes for such proposals.

D.Share Re-Registration Consent

SCM will typically vote for this proposal. Certain securities are subject to share re-registration in order to receive and vote the shareholder meeting. In order to be eligible to vote, shares must be re-registered in the beneficial owner’s name by a certain deadline. SCM will vote these proposals on a case-by-case basis.

E. “Other Business”
SCM will typically vote against this proposal if there is a lack of information available. While this request is usually routine, the potential for the discussion and subsequent approval of items could be dangerous to minority shareholders. SCM will vote these proposals on a case-by-case basis.

VI. Capital Structure
A.Common Stock Authorization
SCM votes on a case-by-case basis for proposals that increase the number of shares of common stock authorized for issue.

B.Stock Distributions; Splits and Dividends
SCM votes on a case-by-case basis for proposals that increase the common share authorization for a stock split or share dividend.

C.Debt Restructuring
SCM votes on a case-by-case basis for proposals that increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

VII. Executive and Director Compensation

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SCM believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, SCM generally votes with management on such matters. However, SCM may oppose management on a case-by-case basis if it deems a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, SCM believes a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or SCM believes a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that SCM may encounter.
SCM votes on a case-by-case basis items related to executive pay and practices.

A.Management Say on Pay
“Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation.
SCM votes on a case-by-case basis for management proposals seeking approval of advisory vote on executive compensation.

B.Equity-Based Compensation Plans
A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. SCM believes that executive compensation should be directly linked to the performance of the company.
SCM vote on a case-by-case basis on proposals for equity-based compensation plans.

C.Incentive Bonus Plans and Tax Deductibility Proposals (Section 163(m))
SCM votes on a case-by-case basis on proposals for incentive bonus plans and tax deductibility proposals.

D.Golden Parachutes
Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. SCM recognizes that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.
SCM votes on a case-by-case basis proposals to submit severance plans.
E.
F. Golden Coffins / Executive Death Benefits
Survivor benefit compensation plans, or “golden coffins,” can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.
SCM recognizes that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.
SCM votes on a case-by-case basis proposals on Golden Coffins / Executive Death Benefits.
VIII. State of Incorporation
G.Voting on State Takeover Statutes
SCM votes on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

H.Voting on Reincorporation Proposals
SCM votes on a case-by-case basis proposals to change a company’s state of incorporation.

IX. Mergers and Corporate Restructurings
I.Mergers and Acquisitions
SCM votes on a case-by-case basis proposals on mergers and acquisitions.
J.Corporate Restructuring
SCM votes on a case-by-case basis proposal on corporate restructuring, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

K.Spin-offs
SCM votes on a case-by-case basis proposals on spin-offs.

L.Changing Corporate Name
SCM votes on changing the corporate name on a case-by-case basis.
E. Authority to Issue Shares without Preemptive Rights
SCM votes on giving authority to issue shares without preemptive rights on a case-by-case basis.

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X. Socially Oriented Proposals

A.Proposals of a Social or Environmental Nature

Consistent with its fiduciary duty to clients, SCM will vote on social and environmental issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non‑competitive position.
SCM considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk, and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. SCM’s Environmental, Social, and Governance Framework describes SCM’s approach to consideration of environmental, social, and governance issues within its processes and ownership practices.
SCM votes on a case-by-case basis proposals regarding environmental or social issues. To do this, SCM uses research reports from SCM’s external proxy advisors, company filings and sustainability reports, research from other investors and non-governmental organizations, and the Research Team.

B.Political Spending and Lobby Proposals
Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party or issue; and risks that arise from the complex legal, regulatory and compliance considerations associated with corporate political activity. SCM believes that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.
When presented with shareholder proposals requesting increased disclosure on corporate political activities, SCM may consider the political activities of that company and its peers, the existing level of disclosure, and its view regarding the associated risks. SCM generally believes that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity.
SCM votes on a case-by-case basis proposals regarding political spending and lobbying activities.

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Proxy Voting Policy
PROXY VOTING POLICIES

TOBAM S.A.S.
Active Ownership Policy
February 2021

TOBAM defines active ownership and corporate engagement as using its shareholder position on behalf of its client shareholders to influence company management decision making and the further integration of ESG principles and good corporate governance in the companies in which it invests.

TOBAM uses Proxy Voting to further its commitment to socially responsible investing and to improve corporate governance. Proxy voting is conducted in the sole long-term interests of clients.

I. General Voting Rights Exercise

1.Voting Scope

TOBAM votes for all open-ended funds managed by TOBAM. For mandates and closed-ended funds it will do so on specific request from the client.

TOBAM has not implemented a minimum shareholding or geographical restriction to exercise its voting rights.

Share Blocking Requirements
Some issuers require that shareholders who wish to vote must deposit their shares beforehand. The shares remain inaccessible for lengths of time that vary widely depending on the country, issuer, custodian and sub-custodian. TOBAM does not vote at meetings implying share blocking requirements.

Securities Lending Programme
TOBAM do not recall lent shares for voting purposes. Of note, TOBAM has requested service providers to keep at least one stock (which will not be lent) to be able to vote at meetings.

1.Exercising Voting Rights

a.Automatic votes

The vote has been outsourced to ISS since 1st January 2012, under the supervision of the Risk Management team of TOBAM using ”SRI International Proxy Voting Guidelines”.

For each meeting and resolution, ISS suggests a voting decision and automatically votes on behalf of TOBAM.

Voting records are closely monitored via the ISS website and using an internal procedure.

TOBAM records all voting decisions internally in its proprietary portfolio management system (“PILOT”). Votes are published annually on the annual voting report, and on the website. Further details are also available on request.

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b.Manual votes

In certain circumstances, such as French General Meetings in French funds, automatic votes are not technically possible. As a consequence, TOBAM votes manually, following ISS voting guidelines.
Votes manually instructed are recorded and filed by the Risk management department.

For mandates or dedicated funds, clients may request specific voting instructions. Voting requests and instructions are also recorded and filed by the Risk Management department.

c.Exceptions – TOBAM Convictions

TOBAM, in addition to the ISS voting policy, implements some voting guidelines on specific topics that might differ from ISS SRI Guidelines.

TOBAM’s quantitative process does not incorporate analysis of the fundamentals of a holding or on the management.

We do not intend to intervene on the day to day activities of the CEO or boards of the firms and trust ISS voting policy on these entirely as it is aligned with our beliefs.

We are relying on the management and boards of the companies we invest in to act in the shareholders and client’s best interests.

However, as we consider sustainability to be in the best interest of our clients, we still believe that it is our role as a shareholder to exercise our voting rights on behalf of our clients to improve the sustainable development of the firm in which we invest and also on the broader level of our society.

In that context we believe that a diverse and independent composition of the board brings a range of longer term benefits including a real balance and more efficient countervailing power.

The composition of corporate boards is key and is driven by the belief that independent directors and board diversity broaden skills and enhance governance capabilities.

As a consequence, and in the exclusive interest of its clients, TOBAM has decided to further enhance its requirement by incorporating stricter requirements with regards to board diversity and independence in order to promote a long-term approach to development.

TOBAM’s position of supporting the broadening and deepening of the director pool is applied to all countries regardless of local partiality, and this has been decided upon in an effort to avoid possible segregation and enhance the governance structure.

Please refer to the table below detailing TOBAM’s specific voting instructions:
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Voting Issue	Voting Instruction
Company Boards —Bundling of Elections	TOBAM will vote AGAINST bundled director elections in all markets except Italy, where director elections take place through the voto di lista mechanism (slate system).
Company Boards —Voto di Lista (Italy)
TOBAM will vote in line with the SRI recommendation for both election of directors and statutory auditors taking place through the voto di lista mechanism.

In cases where the voto di lista does not apply (because only a fraction of the board is up for approval), the normal TOBAM guidelines pertaining to director elections will apply.

Company Boards —Board Independence
TOBAM will require a minimum level of independence of 50% for the board or supervisory board at all companies in all countries. When calculating the board independence level, all directors will be included in the count (including employee representatives).

If the level of board independence falls below this threshold, TOBAM will vote AGAINST the election of all the non-independent directors (except the CEO).

TOBAM will use the SRI director independence classification.

Company Boards —Government Representative	TOBAM will vote AGAINST the election of a director that has been classified by ISS as ‘Government Representative’.
Company Boards—Director Terms	TOBAM will vote AGAINST the election of directors (except the CEO), including bundled elections, if the proposed length of term exceeds 4 years.
Company Boards—Combined CEO/Chairman
TOBAM will vote FOR the election and re-election of a combined Chair/CEO in all markets.

TOBAM will vote FOR shareholder proposals to split the roles of Chairman and CEO and FOR shareholder proposals requiring an independent board Chairman.

Company Boards—Election of Former CEO as Chairman of the Board
TOBAM will not vote AGAINST the election or reelection of a former CEO as Chairman of the board or supervisory board only for this reason (however, TOBAM would vote AGAINST, should the director fail to meet other TOBAM criteria)

Company Boards— Gender Diversity
TOBAM requires a gender diversity level of at least 30% in developed countries (excluding Japan) and 15% in emerging markets and Japan.

If the level of gender diversity on the board is below this threshold, TOBAM will vote AGAINST:
–The reelection of the Chairman of the Nomination Committee (except the CEO), and
–The election of any new majority gender candidate (except the CEO).

Social/Environmental Shareholder Proposals
TOBAM will vote FOR shareholder proposals asking for more transparency and additional information and additional reporting on the following issues:
• Board Diversity
• ESG Board Committee
• Improvement of Human Rights Standards or Policies
• Internet Censorship

If the shareholder proposal is a ‘Call for Action’ proposal TOBAM will vote in line with ISS SRI Policy (on a case-by-case basis). ISS typically identifies “call to action proposals” as proposals where shareholders are calling for the board to do something more than merely reporting. Some examples would include proposals requesting the adoption of specific GHG goals, requiring director nominees to have certain environmental qualifications, establishing a new E&S committee, or requiring the adoption of specific diversity requirements

Items not addressed in this policy document	TOBAM will follow the ISS SRI policy recommendation.

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II. Controls

The Risk Management department explicitly endeavours to avoid missing a vote. The Risk Management department has set up weekly checks that are filed and stored in TOBAM’s network.

On a monthly basis, The Risk Management Department analyses proxy voting reports sent by ISS to identify votes that were not instructed or voted and determine the underlying reasons.
For traceability purposes, controls are stored on TOBAM’s network.

The Risk department sends aggregated reports to the Compliance Department on a quarterly basis.

III. Conflicts of interest

TOBAM places the clients’ best interest above any other consideration and maintains an organizational structure that helps manage conflicts of interest and has set up a conflict of interest procedure, detailing the key measures:
•Segregation of duties: reporting lines are separate to prevent or limit interest conflicts between research and fund management.

•Remuneration is designed to avoid incentives which could promote conflicts between its employees and its clients, to a reasonably possible extent.

•Soft dollars are not permissible.

•Where TOBAM funds will invest in other TOBAM funds, there will be neither subscription/redemption fees.

•Aggregation of orders will only be permitted where it is unlikely that the aggregation of orders and transactions will be an overall disadvantage to any client, and allocated fairly subject to the company's allocation policy.

IV. Engagement

Upholding Environmental, Social and Governance principles (ESG) is not only part of our investment process; but also, an integral part of our day to day business.
TOBAM aims to act in a socially responsible manner via its business, its social relations and its long-term vision of sustainable growth. By upholding these principles every day we make sure that TOBAM does not veer from its “sustainable” journey.
We consider engagement towards third parties, the industry and the investee companies as another crucial step towards the promotion and development of responsible investment.

Direct Engagement

•With companies excluded by Norges Bank

In 2017, TOBAM started to actively communicate with companies included in the Norges Bank’s exclusion list and subsequently excluded from our investment universe.
We believe that leveraging on Norges Bank exclusions and spreading their impact will contribute to further developing best practices and encouraging the adoption of sound ESG policies by a wider range of companies worldwide
.
•Leveraged engagement on holdings

Following discussions and brainstorming with long-term partners/ investors, TOBAM has set up an initiative to open a dialogue with two to three companies per year based on identified allegations (issued by ISS norm-based research) of failure to prevent social or governance controversies in line with established standards.
These discussions will be led by TOBAM but in partnership with large institutional clients in order for TOBAM to benefit from its clients base and amplify its actions by leveraging from these large asset owners' influence.
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•Ad-hoc engagement on holdings

TOBAM might decide to start an engagement action following any serious allegations of ESG-related shortcomings identified by investors or partners NGO’s. TOBAM has been supporting human rights NGO’s and these groups may identify specific issues with companies held by TOBAM.
The engagement process has a long-time horizon and if we are not satisfied with the responses and actions of certain companies, this may ultimately lead to an exclusion from our investment universe.

Collaborative Engagement

Pooled Engagement in collaboration with ISS

ISS ESG is an advisor to institutional investors in the area of responsible investment, expert in ESG analysis. In 2019, TOBAM joined their pooled engagement initiative to jointly engage with companies regarding their ESG risk and performance.
Approximately 100 listed companies3 are identified annually under norm-based research as failing to prevent or address social and environment controversies in line with established standards for responsible business conduct.
Through this initiative, TOBAM has the ability to voice its concerns with companies that fail to respect established norms (Red flagged controversies – already on TOBAM’s exclusion list) and companies that face credible allegations (Amber flagged) as identified by ISS ESG’s team of analysts.
We believe that by joining a collective engagement alongside some of the largest and most renowned asset owners and managers, we amplify a global movement and increase our impact.
3 please note that among the companies identified by ISS, TOBAM might or might not be engaging as shareholder of these companies.

Participative engagement
In our efforts to promote best practices and to be a participative player and promoter of ESG integration and disclosures, we participate in collective engagement when appropriate.

TOBAM is a signatory to some collaborative initiatives and take an active role on those most relevant to us:

-The United Nations Principles for Responsible Investment (PRI) since 2011
-The United Nations Global Compact (since 2011)
-The Carbon Disclosure Project
-The Global Statement on investor obligations
-The Sustainable Stock Exchanges Investor Working Group
-The Global Investor Statement to Governments on Climate Change

Reporting

We publish a summary of our engagement activity in the annual engagement report published on our website: https://www.tobam.fr/engagement-report/

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For more information
TOBAM is an asset management company offering innovative investment capabilities designed to increase diversification. Its mission is to provide rational and professional solutions to long term investors in the context of efficient markets.

The Maximum Diversification® approach, TOBAM’s flagship investment process founded in 2006, is supported by original, patented research and a mathematical definition of diversification and provides clients with diversified core exposures, across equity and fixed income markets.

In line with its mission statement and commitment to diversification, TOBAM also launched a separate activity on cryptocurrencies in 2017.

As at December 2020, TOBAM manages US$10.2 billion on behalf of clients globally. TOBAM’s team is composed of 48 professionals.

Contacts

Paris
49-53, Avenue des Champs-Elysées
75008 Paris
France

Dublin
Hong Kong
New York

Client Service
clientservice@tobam.fr

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Disclaimer

This material is solely for the attention of institutional, professional, qualified or sophisticated investors and distributors. It is not to be distributed to the general public, private customers or retail investors in any jurisdiction whatsoever. This document is intended only for the person to whom it has been delivered.
Funds and/or SICAV specific information may have been provided for information solely to illustrate TOBAM’s expertise in the strategy. Funds or the SICAV that might be mentioned in this document may not be eligible for sale in some states or countries and they may not be suitable for all types of investors. In particular, TOBAM funds are not registered for sale in the US, and this document is not an offer for sale of funds to US persons (as such term is used in Regulation S promulgated under the 1933 Act). This material is provided for information purposes only and does not constitute a recommendation, solicitation, offer, advice or invitation to purchase or sell any fund, SICAV or sub-fund or to enter in any transaction and should in no case be interpreted as such, nor shall it or the fact of its distribution form the basis of, or be relied on in connection with, any contract for the same.
The information provided in this presentation relates to strategies managed by TOBAM, a French investment adviser registered with the U.S. Securities and Exchange Commission (SEC) under the U.S. Investment Advisers Act of 1940 and the Autorité des Marchés Financiers (AMF) and having its head office located at 49-53 avenue des Champs Elysées, 75008 Paris, France. TOBAM’s Form ADV is available free of charge upon request. In Canada, TOBAM is acting under the assumed name “Tobam SAS Inc.” in Alberta and “TOBAM Société par Actions Simplifiée” in Québec.
Investment involves risk. All investors should seek the advice of their legal and/or tax counsel or their financial advisor prior to any investment decision in order to determine its suitability. The value and income produced by a strategy may be adversely affected by exchange rates, interest rates, or other factors so that an investor may get back less than he or she invested.
Past performance and simulations based on thereon are not indicative of future results nor are they reliable indicators of future performance. Any performance objective is solely intended to express an objective or target for a return on your investment and represents a forward-looking statement. It does not represent and should not be construed as a guarantee, promise or assurance of a specific return on your investment. Actual returns may differ materially from the performance objective, and there are no guarantees that you will achieve such returns. Back tests do not represent the results of an actual portfolio, and TOBAM does not guarantee the accuracy of supporting data. The constraints and fees applicable to an actual portfolio would affect results achieved.
This material, including back tests, is based on sources that TOBAM considers to be reliable as of the date shown, but TOBAM does not warrant the completeness or accuracy of any data, information, opinions or results. TOBAM has continued and will continue its research efforts amending the investment process from time to time accordingly. TOBAM reserves the right of revision or change without notice, of the universe, data, models, strategy and opinions. TOBAM accepts no liability whatsoever, whether direct or indirect, that may arise from the use of information contained in this material. TOBAM can in no way be held responsible for any decision or investment made on the basis of information contained in this material. The allocations and weightings, as well as the views, strategies, universes, data, models and opinions of the investment team, are as of the date shown and are subject to change.
This document and the information herein is disclosed to you on a confidential basis and shall not be reproduced, modified, translated or distributed without the express written permission of TOBAM or TOBAM NORTH AMERICA and to the extent that it is passed on, care must be taken to ensure that any reproduction is in a form which accurately reflects the information presented here. This information could be presented by TOBAM NORTH AMERICA, a wholly-owned subsidiary of the TOBAM group of companies that is authorized to present the investment strategies of TOBAM, subject to TOBAM's supervision, but is not authorized to provide investment advice.
Copyrights: All text, graphics, interfaces, logos and artwork, including but not limited to the design, structure, selection, coordination, expression, "look and feel" and arrangement contained in this presentation, are owned by TOBAM and are protected by copyright and various other intellectual property rights and unfair competition laws. Trademarks: "TOBAM," "MaxDiv," "Maximum Diversification," "Diversification Ratio,” “Most Diversified Portfolio,” “Most Diversified Portfolios,” “MDP” and "Anti-Benchmark" are registered trademarks. The absence of a product or service name from this list does not constitute a waiver of TOBAM trademark or other intellectual property rights concerning that name. Patents: The Anti-Benchmark, MaxDiv and Maximum Diversification strategies, methods and systems for selecting and managing a portfolio of securities, processes and products are patented or patent pending. Knowledge, processes and strategies: The Anti-Benchmark, MaxDiv and Maximum Diversification strategies, methods and systems for selecting and managing a portfolio of securities, processes and products are protected under unfair competition, passing-off and misappropriation laws. Terms of use: TOBAM owns all rights to, title to and interest in TOBAM products and services, marketing and promotional materials, trademarks and Patents, including without limitation all associated Intellectual Property Rights. Any use of the intellectual property, knowledge, processes and strategies of TOBAM for any purpose and under any form (known and/or unknown) in direct or indirect relation with financial products including but not limited to certificates, indices, notes, bonds, OTC options, warrants, mutual funds, ETFs and insurance policies (i) is strictly prohibited without TOBAM’s prior written consent and (ii) requires a license.
ZCAAEL

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Wilshire Funds Management Proxy Voting Policy

Wilshire Funds Management (“WFM”), a division of Wilshire Associates Incorporated, votes proxies for each client that has specifically authorized us to vote them in the investment management contract. These policies and procedures are intended to fulfill WFM’s obligations in accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (“Act”), to vote client securities in the best interest of clients.

I.                POLICY

When voting proxies for securities directly held by a client, WFM will attempt to consider all factors reasonably believed to be relevant which could affect the value of the investments and will vote proxies in the manner that it believes is consistent with efforts to maximize shareholder value.

Attached to this policy as Appendix A are Proxy Voting Guidelines (“Guidelines”) that WFM will use when voting proxies. The Guidelines seek to ensure WFM fulfills its duty of care and loyalty to clients when voting proxies.

1.Duty of Care

WFM’s proxy policy mandates the monitoring of corporate events and the voting of client proxies. However, there may be occasions when WFM determines that not voting a proxy may be in the best interests of its clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client. There may also be times when clients have instructed WFM not to vote proxies or direct WFM to vote proxies in a certain manner. WFM will maintain written instructions from clients with respect to directed proxy votes.

2.Duty of Loyalty

WFM will ensure proxy votes are cast in a manner consistent with the best interests of the client. WFM will use the following process to address conflicts of interest: a) identify potential conflicts of interest; b) determine which conflicts, if any, are material; and c) establish procedures to ensure that WFM’s voting decisions are based on the best interests of clients and are not a product of the conflict.

a.Identify Potential Conflicts of Interest

Conflicts of interest may occur due to business, personal or family relationships. Potential conflicts may include votes affecting WFM or Wilshire Associates Incorporated.

b.Determine which Conflicts are Material

A “material” conflict is one that is reasonably likely to be viewed as important by the average shareholder. For example, an issue may not be viewed as material unless it has the potential to affect at least 1% of an adviser’s annual revenue.

c.Establish Procedures to Address Material Conflicts.

WFM has established multiple methods to address voting items it has identified as those in which it may have a material conflict of interest.

i.Use an independent third party to recommend how a proxy presenting a conflict should be voted or authorize the third party to vote the proxy.

ii.Refer the proposal to the client and obtain the client’s instruction on how to vote.

iii.Disclose the conflict to the client and obtain the client’s consent to WFM’s vote.

3.Proxy Referrals
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For securities held within an account whose strategy either involves passive management or whose stock selection is based solely upon quantitative analysis and/or does not involve fundamental analysis of the issuer, proxies will be referred to a third party proxy service for voting in accordance with their policies and guidelines.

4.WFM may have different voting policies and procedures for different clients and may vote proxies of different clients differently, if appropriate in the fulfillment of its duties.

II.           DOCUMENTATION

WFM shall maintain the following types of records relating to proxy voting:

1.Wilshire Funds Management Proxy Voting Policy and all amendments thereto

2.Proxy statements received for client securities. WFM may rely on proxy statements filed on EDGAR instead of keeping copies or, if applicable, rely on statements maintained by a proxy voting service provided that WFM has obtained an undertaking from the service that it will provide a copy of the statements promptly upon request.

3.Records of votes cast on behalf of clients.

4.Any document prepared by WFM that is material to making a proxy voting decision or that memorialized the basis for that decision.

Such records shall be maintained for the period of time specified in Rule 204-2 of the Act. To the extent that WFM is authorized to vote proxies for a United States Registered Investment Company, WFM shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.
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Wilshire Funds Management Proxy Voting Policy

Appendix A of the Proxy Voting Guidelines

The following guidelines, which may be amended from time to time, will be used when deciding how to vote proxies on behalf of clients. These guidelines may be superseded in accordance with WFM’s duty to act in the best interest of the client.

A.Election of Directors

a.We generally vote for all director nominees, except in situations where there is a potential conflict of interest, including but not limited to the nomination of a director who also serves on the compensation committee, audit committee or other relevant committee of the company’s board.

B.Auditors

a.Ratifying Auditors — we generally vote in favor for such proposals, unless the auditor is affiliated or has a financial interest in the company.

b.Financial Statements & Auditor Reports — we generally vote in favor of approving financial and auditor reports.

c.Compensation — we generally vote in favor for such proposals.

d.Indemnification — we vote against indemnification of auditors.

C.Executive & Director Compensation

a.We generally vote in favor for such proposals.

D.Miscellaneous and Non-Routine matters

a.We vote miscellaneous proposals on a case-by-case basis, in the best interest of shareholders.

TSF-54CC-TST-SAI-2104

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PART C. OTHER INFORMATION

Item 28. Exhibits:

(a)(1)
Restated Agreement and Declaration of Trust dated May 19, 1993 and Amendment No. 1 dated May 24, 1994, Amendment No. 2 dated February 28, 1997 and Amendment No. 3 dated August 11, 1997, are herein incorporated by reference to Exhibit (b)(1) of Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A (File No. 002-80859), filed with the SEC on July 31, 1998.

(a)(2)
Amendment No. 4 to Restated Agreement and Declaration of Trust dated February 12, 1998 and Amendments to Restated Agreement and Declaration of Trust dated March 16, 2000 and April 6, 2000 are herein incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A (File No. 002-80859), filed with the SEC on August 1, 2000.

(a)(3)
Amendments to Restated Agreement and Declaration of Trust dated September 21, 2000 and March 27, 2001 are herein incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2001.

(a)(4)
Amendment to Restated Agreement and Declaration of Trust dated August 28, 2002 is herein incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 48 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 6, 2002.

(a)(5)
Amendment to Restated Agreement and Declaration of Trust dated November 7, 2002 is herein incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2003.

(a)(6)
Amendment to Restated Agreement and Declaration of Trust dated April 14, 2004 is herein incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 30, 2004.

(a)(7)
Amendment to Restated Agreement and Declaration of Trust dated January 3, 2006 is herein incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 1, 2006.

(a)(8)
Amendment to Restated Agreement and Declaration of Trust dated September 30, 2004 is herein incorporated by reference to Exhibit (a)(8) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 2, 2009.

(a)(9)
Amendment to Restated Agreement and Declaration of Trust dated February 22, 2006 is herein incorporated by reference to Exhibit (a)(9) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 2, 2009.

(a)(10)
Amendment to Restated Agreement and Declaration of Trust dated August 15, 2006 is herein incorporated by reference to Exhibit (a)(10) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 2, 2009.

(a)(11)
Amendment to Restated Agreement and Declaration of Trust dated March 22, 2007 is herein incorporated by reference to Exhibit (a)(11) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 2, 2009.

(a)(12)
Amendments to Restated Agreement and Declaration of Trust are herein incorporated by reference to Exhibit (1)(l) of Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-14 (File No. 333-177597), filed with the SEC on November 30, 2011.

(a)(13)
Amendment to Restated Agreement and Declaration of Trust is herein incorporated by reference to Exhibit (a)(13) of Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on June 8, 2012.

1

(a)(14)
Amendment to Restated Agreement and Declaration of Trust dated July 31, 2013 is herein incorporated by reference to Exhibit (a)(14) of Post-Effective Amendment No. 103 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 22, 2014.

(a)(15)
Amendment to Restated Agreement and Declaration of Trust dated May 21, 2014 is herein incorporated by reference to Exhibit (a)(15) of Post-Effective Amendment No. 108 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 9, 2014.

(a)(16)
Amendment to Restated Agreement and Declaration of Trust dated May 19, 2016 is herein incorporated by reference to Exhibit (a)(16) of Post-Effective Amendment No. 137 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 28, 2016.

(a)(17)
Amendment to Restated Agreement and Declaration of Trust dated November 17, 2016 is herein incorporated by reference to Exhibit (a)(17) of Post-Effective Amendment No. 152 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 27, 2017.

(a)(18)
Amendment to Restated Agreement and Declaration of Trust dated April 18, 2017 is herein incorporated by reference to Exhibit (a)(17) of Post-Effective Amendment No. 154 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 6, 2017.

(a)(19)
Amendment to Restated Agreement and Declaration of Trust dated June 29, 2017 is herein incorporated by reference to Exhibit (a)(18) of Post-Effective Amendment No. 154 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 6, 2017.

(a)(20)
Amendment to Restated Agreement and Declaration of Trust dated April 17, 2018 is herein incorporated by reference to Exhibit (a)(20) of Post-Effective Amendment No. 193 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on October 29, 2018.

(a)(21)
Amendment to Restated Agreement and Declaration of Trust dated August 16, 2018 is herein incorporated by reference to Exhibit (a)(21) of Post-Effective Amendment No. 197 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 29, 2019.

(a)(22)
Amendment to Restated Agreement and Declaration of Trust dated August 16, 2018 is herein incorporated by reference to Exhibit (a)(22) of Post-Effective Amendment No. 197 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 29, 2019.

(a)(23)
Amendment to Restated Agreement and Declaration of Trust dated May 16, 2019 is herein incorporated by reference to Exhibit (a)(23) of Post-Effective Amendment No. 200 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 25, 2019.

(a)(24)
Amendment to Restated Agreement and Declaration of Trust dated May 16, 2019 is herein incorporated by reference to Exhibit (a)(24) of Post-Effective Amendment No. 200 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 25, 2019.

(a)(25)
Amendment to Restated Agreement and Declaration of Trust dated May 16, 2019 is herein incorporated by reference to Exhibit (a)(25) of Post-Effective Amendment No. 200 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 25, 2019.

(a)(26)
Amendment to Restated Agreement and Declaration of Trust dated May 16, 2019 is herein incorporated by reference to Exhibit (a)(26) of Post-Effective Amendment No. 200 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 25, 2019.

(a)(27)
Amendment to Restated Agreement and Declaration of Trust dated July 30, 2019 is herein incorporated by reference to Exhibit (a)(27) of Post-Effective Amendment No. 202 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on October 25, 2019.

2

(a)(28)
Amendment to Restated Agreement and Declaration of Trust dated September 30, 2019 is herein incorporated by reference to Exhibit (a)(28) of Post-Effective Amendment No. 202 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on October 25, 2019.

(a)(29)
Amendment to Restated Agreement and Declaration of Trust dated November 21, 2019 is herein incorporated by reference to Exhibit (a)(29) of Post-Effective Amendment No. 205 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 10, 2020.

(a)(30)
Amendment to Restated Agreement and Declaration of Trust dated August 31, 2020, with respect to redesignation of Touchstone Dynamic Equity Fund into Touchstone Anti-Benchmark® US Core Equity Fund is herein incorporated by reference to Exhibit (a)(30) of Post-Effective Amendment No. 216 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on October 28, 2020.

(a)(31)
Amendment to Restated Agreement and Declaration of Trust dated August 31, 2020, with respect to redesignation of Touchstone International Small Cap Fund into Touchstone International Growth Fund is herein incorporated by reference to Exhibit (a)(31) of Post-Effective Amendment No. 216 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on October 28, 2020.

(a)(32)	Amendment to Restated Agreement and Declaration of Trust dated January 25, 2021 with respect to establishment of new series (Touchstone Sands Capital International Growth Fund) is filed herewith.

(a)(33)
Amendment to Restated Agreement and Declaration of Trust dated March 1, 2021 with respect to establishment of R6 shares of Touchstone Sands Capital International Growth Fund and Touchstone Sands Capital Emerging Markets Growth Fund is filed herewith.

(b)
Amended and Restated By-Laws dated November 19, 2015 are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 133 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 28, 2016.

(c)
Instruments Defining Rights of Security Holders are herein incorporated by reference to Exhibit (c) of Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 10, 2012.

(d)(1)(i)
Advisory Agreement with Touchstone Advisors, Inc. dated May 1, 2000, is herein incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2007.

(d)(1)(ii)
Amended Schedule 1 dated September 12, 2020 to the Advisory Agreement dated May 1, 2000 between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (d)(1)(ii) of Post-Effective Amendment No. 213 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 14, 2020.

(d)(1)(iii)
Amendment to the Advisory Agreement with Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (6)(c) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-182177), filed with the SEC on October 12, 2012.

(d)(2)
Sub-Advisory Agreement dated May 15, 2008 between Touchstone Advisors, Inc. and Westfield Capital Management Company, L.P. with respect to the Touchstone Growth Opportunities Fund is herein incorporated by reference to Exhibit (d)(11) of Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2008.

(d)(3)
Sub-Advisory Agreement dated April 12, 2010 between Touchstone Advisors, Inc. and Westfield Capital Management Company, L.P. with respect to the Touchstone Mid Cap Growth Fund is herein incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 29, 2010.

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(d)(4)
Sub-Advisory Agreement dated April 16, 2012 between Touchstone Advisors, Inc. and Barrow, Hanley, Mewhinney & Strauss, LLC with respect to the Touchstone Value Fund is herein incorporated by reference to Exhibit (6)(n) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-177597), filed with the SEC on April 27, 2012.

(d)(5)
Sub-Advisory Agreement dated April 16, 2012 between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Focused Fund is herein incorporated by reference to Exhibit (6)(s) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-177597), filed with the SEC on April 27, 2012.

(d)(6)
Sub-Advisory Agreement dated November 30, 2018 between Touchstone Advisors, Inc. and Bramshill Investments LLC with respect to the Touchstone Flexible Income Fund is herein incorporated by reference to Exhibit (d)(7) of Post-Effective Amendment No. 197 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 29, 2019.

(d)(7)
Sub-Advisory Agreement dated April 23, 2014 between Touchstone Advisors, Inc. and Sands Capital Management, LLC with respect to the Touchstone Sands Capital Emerging Markets Growth Fund is herein incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 104 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 23, 2014.

(d)(8)
Sub-Advisory Agreement dated July 9, 2014 between Touchstone Advisors, Inc. and London Company of Virginia d/b/a The London Company with respect to the Touchstone Large Cap Fund is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 108 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 9, 2014.

(d)(9)
Sub-Advisory Agreement dated March 7, 2018 between Touchstone Advisors, Inc. and Rockefeller & Co. LLC with respect to the Touchstone Sustainability and Impact Equity Fund (formerly the Touchstone Large Cap Growth Fund) is herein incorporated by reference to Exhibit (d)(12)(ii) of Post-Effective Amendment No. 193 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on October 29, 2018.

(d)(10)
Amendment to Sub-Advisory Agreement dated July 19, 2019 between Touchstone Advisors, Inc. and
Rockefeller & Co. LLC with respect to the Touchstone Global ESG Fund is herein incorporated by reference to Exhibit (d)(11) of Post-Effective Amendment No. 202 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on October 25, 2019.

(d)(11)
Sub-Advisory Agreement dated November 23, 2015 between Touchstone Advisors, Inc. and Wilshire Associates Incorporated with respect to the Touchstone Dynamic Diversified Income Fund and Touchstone Dynamic Global Allocation Fund is herein incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 128 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on November 24, 2015.

(d)(12)
Sub-Advisory Agreement dated August 15, 2016 between Touchstone Advisors, Inc. and DSM Capital Partners LLC with respect to the Touchstone Large Company Growth Fund is herein incorporated by reference to Exhibit (d)(19) of Post-Effective Amendment No. 139 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), both filed with the SEC on August 15, 2016.

(d)(13)
Amendment to Sub-Advisory Agreement dated September 1, 2019 between Touchstone Advisors, Inc. and DSM Capital Partners LLC with respect to the Touchstone Large Company Growth Fund is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 202 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), both filed with the SEC on October 25, 2019.

(d)(14)
Sub-Advisory Agreement dated December 16, 2016 between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Ohio Tax-Free Bond Fund is herein incorporated by reference to Exhibit (d)(20) of Post-Effective Amendment No. 162 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on October 26, 2017.

4

(d)(15)
Sub-Advisory Agreement dated October 28, 2017 between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Balanced Fund is herein incorporated by reference to Exhibit (d)(21) of Post-Effective Amendment No. 178 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 28, 2018.

(d)(16)
Sub-Advisory Agreement dated October 28, 2017 between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone International Equity Fund is herein incorporated by reference to Exhibit (d)(22) of Post-Effective Amendment No. 178 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 28, 2018.

(d)(17)
Sub-Advisory Agreement dated October 28, 2017 between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Large Cap Focused Fund is herein incorporated by reference to Exhibit (d)(23) of Post-Effective Amendment No. 178 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 28, 2018.

(d)(18)
Sub-Advisory Agreement dated October 28, 2017 between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Small Company Fund is herein incorporated by reference to Exhibit (d)(24) of Post-Effective Amendment No. 178 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 28, 2018.

(d)(19)
Sub-Advisory Agreement dated September 12, 2020 between Touchstone Advisors, Inc. and DSM Capital Partners LLC with respect to the Touchstone International Growth Fund (formerly, the Touchstone International Small Cap Fund) is herein incorporated by reference to Exhibit (d)(20) of Post-Effective Amendment No. 213 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 14, 2020.

(d)(20)
Sub-Advisory Agreement dated October 3, 2020 between Touchstone Advisors, Inc. and TOBAM S.A.S. with respect to the Touchstone Anti-Benchmark US Core Equity Fund is herein incorporated by reference to Exhibit (d)(22) of Post-Effective Amendment No. 215 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on October 5, 2020.

(e)(1)
Distribution Agreement with Touchstone Securities, Inc. is herein incorporated by reference to Exhibit (e)(i) of Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2001.

(e)(2)
Form of Underwriter’s Dealer Agreement is herein incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 10, 2004.

(f)
Touchstone Trustee Deferred Compensation Plan is herein incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 29, 2009.

(g)(1)
Custodian Agreement with Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2008.

(g)(2)
Amended Schedule of Global Services & Charges to the Custodian Agreement dated February 1, 2013 between the Registrant and Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(1)(i) of Post-Effective Amendment No. 100 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on October 25, 2013.

(h)(1)
Recordkeeping Agreement is herein incorporated by reference to Exhibit (h)(vii) of Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 5, 2004.

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(h)(2)
Amended Administration Agreement with Touchstone Advisors, Inc. dated January 1, 2007 is herein incorporated by reference to Exhibit (h)(8) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2007.

(h)(3)
Amended Schedule, dated January 1, 2015, to the Administration Agreement with Touchstone Advisors, Inc., dated February 17, 2006, as amended January 1, 2007, is herein incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 115 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 24, 2015.

(h)(4)	Amended and Restated Sub-Administration and Accounting Agreement between Touchstone Advisors, Inc. and The Bank of New York Mellon dated January 1, 2021 is filed herewith.

(h)(5)	Amended and Restated Transfer Agency and Shareholder Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. dated January 1, 2021 is filed herewith.

(h)(6)(i)
State Filing Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc., dated December 5, 2011 is herein incorporated by reference to Exhibit (h)(5) of Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 10, 2012.

(h)(6)(ii)
Amended and Restated Schedule A to the State Filing Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. is herein incorporated by reference to Exhibit (13)(h) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-177597), filed with the SEC on April 27, 2012.

(h)(6)(iii)
Amended and Restated Schedule A dated September 6, 2012 to the State Filing Services Agreement dated December 5, 2011 is herein incorporated by reference to Exhibit (13)(o) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-182177), filed with the SEC on October 12, 2012.

(h)(7)
Allocation Agreement for Allocation of Fidelity Bond Proceeds is herein incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 10, 2012.

(h)(8)(i)
Amended and Restated Expense Limitation Agreement dated July 29, 2013, amended and restated as of March 1, 2014, between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (h)(8) of Post-Effective Amendment No. 103 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 22, 2014.

(h)(8)(ii)
Amended Schedule A dated July 30, 2019 to the Amended and Restated Expense Limitation Agreement dated July 29, 2013 between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (h)(8)(ii) of Post-Effective Amendment No. 200 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 25, 2019.

(h)(8)(iii)
Amended Schedule B dated October 30, 2020 to the Amended and Restated Expense Limitation Agreement dated July 29, 2013 between the Registrant and Touchstone Advisors, Inc. herein incorporated by reference to Exhibit (h)(8)(iii) of Post-Effective Amendment No. 216 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on October 28, 2020.

(h)(8)(iv)	Amended Schedule C, dated March 8, 2021, to the Amended and Restated Expense Limitation Agreement dated July 29, 2013 between the Registrant and Touchstone Advisors, Inc. is filed herewith.

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(h)(8)(v)
Amendment to the Amended and Restated Expense Limitation Agreement dated July 29, 2013, amended and restated as of March 1, 2014, between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (h)(8)(v) of Post-Effective Amendment No. 123 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 31, 2015.

(h)(8)(vi)
Amendment dated August 31, 2017 to the Amended and Restated Expense Limitation Agreement dated July 29, 2013, amended and restated as of March 1, 2014, between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (h)8)(vi) of Post-Effective Amendment No. 182 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 27, 2018.

(h)(9)
Securities Lending Agency Agreement between the Registrant and Brown Brothers Harriman & Co. dated February 1, 2013 is herein incorporated by reference to Exhibit (h)(13) of Post-Effective Amendment No. 100 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on October 25, 2013.

(h)(10)
Interfund Lending Agreement dated December 15, 2017 is herein incorporated by reference to Exhibit (h)(10) of Post-Effective Amendment No. 193 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on October 29, 2018.

(h)(11)
Amended & Restated Class Action Services Agreement dated February 16, 2018 between the Registrant and Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (h)(12) of Post-Effective Amendment No. 193 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on October 29, 2018.

(i)	Not applicable.

(j)	Consent of Ernst & Young LLP is filed herewith.

(k)	Not applicable.

(l)	Copy of Letter of Initial Stockholder, which was filed as an Exhibit to Registrant’s Pre-Effective Amendment No. 1, is hereby incorporated by reference.

(m)(1)
Registrant’s Plans of Distribution Pursuant to Rule 12b-1 for Class A shares and Class C shares are herein incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2000.

(m)(2)
Registrant’s Plan of Distribution Pursuant to Rule 12b-1 for Class B shares is herein incorporated by reference to Exhibit (m)(2) of Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2001.

(m)(3)(i)
Registrant’s Plan of Distribution Pursuant to Rule 12b-1 for Class A shares with respect to the Touchstone Dynamic Diversified Income Fund, Touchstone Dynamic Equity Fund, Touchstone Dynamic Global Allocation Fund, Touchstone Flexible Income Fund, Touchstone Focused Fund, Touchstone International Equity Fund, Touchstone International Small Cap Fund, and Touchstone Value Fund is herein incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on June 8, 2012.

(m)(3)(ii)
Amended Exhibit A to Touchstone Strategic Trust Distribution and Shareholder Services Plan for Class A Shares dated November 16, 2018 is herein incorporated by reference to Exhibit (m)(3)(ii) of Post-Effective Amendment No. 200 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and811-03651), filed with the SEC on July 25, 2019.

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(m)(4)(i)
Registrant’s Plan of Distribution Pursuant to Rule 12b-1 for Class C shares with respect to the Touchstone Dynamic Diversified Income Fund, Touchstone Dynamic Equity Fund, Touchstone Dynamic Global Allocation Fund, Touchstone Flexible Income Fund, Touchstone Focused Fund, Touchstone International Equity Fund, Touchstone International Small Cap Fund, and Touchstone Value Fund is herein incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on June 8, 2012.

(m)(4)(ii)
Amended Exhibit A to Touchstone Strategic Trust Distribution and Shareholder Services Plan for Class C Shares dated November 16, 2018 is herein incorporated by reference to Exhibit (m)(4)(ii) of Post-Effective Amendment No. 200 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and811-03651), filed with the SEC on July 25, 2019.

(n)(1)
Amended and Restated Rule 18f-3 Plan dated January 1, 2019 is herein incorporated by reference to Exhibit (n)(1) of Post-Effective Amendment No. 197 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 29, 2019.

(n)(2)
Amended Schedule A dated April 26, 2021 to the Amended and Restated Rule 18f-3 Plan is herein incorporated by reference to Exhibit (n)(2) of Post-Effective Amendment No. 222 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 26, 2021.

(o)	Reserved.

(p)(1)
Code of Ethics for Touchstone Advisors, Inc., Touchstone Funds, and Touchstone Securities, Inc. is herein incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 207 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 28, 2020.

(p)(2)
Code of Ethics for Fort Washington Investment Advisors, Inc. is herein incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 207 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 28, 2020.

(p)(3)
Code of Ethics for Westfield Capital Management Company, L.P. is herein incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 200 to Registrant's Registration Statement on Form N-1A(File Nos. 002-80859 and 811-03651), filed with the SEC on July 25, 2019.

8

(p)(4)
Code of Ethics for Barrow, Hanley, Mewhinney & Strauss, LLC is herein incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on June 8, 2012.

(p)(5)	Code of Ethics for Sands Capital Management, LLC is filed herewith.

(p)(6)
Code of Ethics for London Company of Virginia d/b/a The London Company is incorporated by reference to Exhibit (p)(14) of Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A (File Nos. 033-80859 and 811-03651), filed with the SEC on April 25, 2014.

(p)(7)
Code of Ethics for Rockefeller & Co., LLC is herein incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 200 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859and 811-03651), filed with the SEC on July 25, 2019.

(p)(8)	Code of Ethics for Wilshire Advisers, LLC is filed herewith.

(p)(9)
Code of Ethics for DSM Capital Partners LLC is herein incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 138 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 15, 2016.

(p)(10)
Code of Ethics for Bramshill Investments, LLC is herein incorporated by reference to Exhibit (p)(13) of Post-Effective Amendment No. 200 to Registrant's Registration Statement on Form N-1A (File Nos.002-80859 and 811-03651), filed with the SEC on July 25, 2019.

(p)(11)
Code of Ethics for TOBAM S.A.S. is herein incorporated by reference to Exhibit (p)(10) of Post-Effective Amendment No. 101 to Touchstone Funds Group Trust’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on July 18, 2018.

(q)
Power of Attorney is herein incorporated by reference to Exhibit (q) of Post-Effective Amendment No. 218 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 8, 2021.

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Item 29. Persons Controlled by or Under Common Control with the Registrant

None.

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Item 30. Indemnification

(a)  Article VI of the Registrant’s Restated Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

Section 6.4 Indemnification of Trustees, Officers, etc.

The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (“disabling conduct”).  Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended nor parties to the proceeding (“disinterested, non-party Trustees”), or (b) an independent legal counsel in a written opinion.

Section 6.5 Advances of Expenses.

The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Section 6.6 Indemnification Not Exclusive, etc.

The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled.  As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators, an “interested Covered Person” is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a “disinterested” person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened.  Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

(b)  The Registrant maintains a mutual fund and investment advisory professional and directors and officer’s liability policy.  The policy provides coverage to the Registrant, its trustees and officers and includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.  The Registrant may not pay for insurance that protects the Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

The advisory agreements and the sub-advisory agreements provide that Touchstone Advisors, Inc. (or a sub-advisor) shall not be liable for any act or omission in the course of rendering services, absent willful misfeasance, bad faith or gross negligence or reckless disregard by Touchstone (or a sub-advisor) of its obligations under the agreement.

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Item 31.   Business and Other Connections of the Investment Adviser

A.TOUCHSTONE ADVISORS, INC. (the “Advisor”) is a registered investment advisor that provides investment advisory services to the Touchstone Strategic Trust, Touchstone Variable Series Trust and Touchstone Funds Group Trust (the "Touchstone Fund Complex"). The following list sets forth the business and other connections of the directors and executive officers of the Advisor.  Unless otherwise noted, the address of the corporations listed below is 303 Broadway, Cincinnati, Ohio 45202.

*The address is 400 Broadway, Cincinnati, Ohio 45202.

(1)Jill T. McGruder — Director Touchstone Advisors, Inc.

(a)President and Chief Executive Officer — IFS Financial Services, Inc.

(b)President and Chief Executive Officer — Integrity Life Insurance Co.

(c)President and Chief Executive Officer — National Integrity Life Insurance Co.

(d)Director, President and Chief Executive Officer - Cincinnati Analysts, Inc.

(e)Trustee — Touchstone Fund Complex

(f)Senior Vice President — Western & Southern Financial Group, Inc.*

(g)Senior Vice President — W&S Brokerage Services, Inc.*

(h)Director — Touchstone Securities, Inc.

(i)Director — Western & Southern Financial Group*, Cincinnati Analysts, Inc., IFS Financial Services, Inc., Integrity Life Insurance Company, National Integrity Life Insurance Company, W&S Financial Group Distributors, Inc.*, W&S Brokerage Services, Inc.*, LaRosa’s, Inc. (2334 Boudinot Avenue Cincinnati, OH 45238)

(2)Donald J. Wuebbling — Director - Touchstone Advisors, Inc.

(a)Director — Touchstone Securities, Inc., W&S Financial Group Distributors, Inc.*, Eagle Realty Investments, Inc.*, Cincinnati Analysts, Inc., Integrity Life Insurance Company,* National Integrity Life Insurance Company,* Eagle Realty Group, LLC*, IFS Financial Services, Inc., Fort Washington Investment Advisors, Inc., W&S Brokerage Services, Inc.*, Columbus Life Insurance Company

(3)Jay J. Johnson — Vice President, Corporate Finance and Treasurer - Touchstone Advisors, Inc.

(a)Vice President, Corporate Finance and Treasurer - Western & Southern Mutual Holding Company*, Western & Southern Financial Group, Inc.*, The Western & Southern Life Insurance Company*, Western-Southern Life Assurance Company.*, Fort Washington Investment Advisors, Inc., IFS Financial Services, Inc., W&S Financial Group Distributors, Inc.*, Touchstone Securities, Inc., Columbus Life Insurance Company*, Eagle Realty Group, LLC*, Eagle Realty Investments, Inc.*, Integrity Life Insurance Company, National Integrity Life Insurance Company, The Lafayette Life Insurance Company, Gerber Life Insurance Company, Western & Southern Agency, Inc., W&S Brokerage Services, Inc.

(4)Terrie A. Wiedenheft — Chief Financial Officer and Chief Operations Officer - Touchstone Advisors, Inc.

(a)Senior Vice President, Chief Financial Officer and Chief Operations Officer - IFS Financial Services, Inc.

(b)Senior Vice President and Chief Financial Officer - W&S Brokerage Services, Inc.*

(c)Chief Financial Officer - Cincinnati Analysts, Inc., Touchstone Securities, Inc.

12

(d)Senior Vice President - Fort Washington Investment Advisors, Inc.

(e)Vice President, Commission Accounting and Finance - Integrity Life Insurance Company, National Integrity Life Insurance Company

(f)Treasurer and Controller - Touchstone Fund Complex

(5)James N. Clark — Director - Touchstone Advisors, Inc.

(a)Vice President, Director and Secretary — Western & Southern Mutual Holding Company*, Western & Southern Financial Group, Inc.*, Western & Southern Life Assurance Company*

(b)Director — Columbus Life Insurance Company*, Eagle Realty Group, LLC*, Eagle Realty Investments, Inc.*, Touchstone Securities, Inc., W&S Financial Group Distributors, Inc.*, Cincinnati Analysts, Inc., IFS Financial Services, The Lafayette Life Insurance Company*

(6)Sarah S. Herron — Secretary — Touchstone Advisors, Inc.

(a)Secretary — Touchstone Securities, Inc.,

(b)Corporate Secretary — W&S Brokerage Services, Inc.*

(c)Senior Counsel — Securities — Western & Southern Financial Group, Inc.*

(7)Timothy S. Stearns — Chief Compliance Officer — Touchstone Advisors, Inc., Touchstone Fund Complex, W&S Brokerage Services, Inc.*

(8)Timothy D. Paulin — Senior Vice President, Investment Research and Product Management — Touchstone Advisors, Inc.

(a)Vice President — Touchstone Fund Complex

(9)Jonathan D. Niemeyer - Director, Touchstone Advisors, Inc.

(a)Board of Directors, The Pro Foundation Inc., Board of Advisors, David Pollack’s Empower Foundation

(b)Sr. Vice President, Chief Administrative Officer & General Counsel, Columbus Life Insurance Company, Lafayette Life Insurance Company, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company

(c)Director, Insurance Profillment Solutions, LLC

(d)Board Member, Association of Life Insurance Counsel

(10) E. Blake Moore, Jr. - President & Chief Executive Officer, Touchstone Advisors, Inc.

(a)President & Chief Executive Officer of Touchstone Securities, Inc.

(b)Senior Vice President of Western-Southern Life Assurance Company, Western & Southern Financial Group, Inc., Western & Southern Mutual Holding Company, The Western & Southern Life Insurance Company

(c)President - Touchstone Fund Complex

B. FORT WASHINGTON INVESTMENT ADVISORS, INC. (“Fort Washington”) is a registered investment adviser that provides sub-advisory services to the Funds. Fort Washington serves as the Sub-Advisor to the Touchstone Focused Fund,Touchstone Balanced Fund, Touchstone International Equity Fund, Touchstone Large Cap Focused Fund, Touchstone Small Company Fund, Touchstone Ohio Tax-Free Fund and certain series of Touchstone Funds Group Trust and Touchstone
13

Variable Series Trust. Fort Washington also provides investment advice to institutional and individual clients.  The address of Fort Washington is 303 Broadway, Cincinnati, OH 45202.

The following list sets forth the business and other connections of the directors and executive officers of Fort Washington.

*The address is 400 Broadway, Cincinnati, Ohio 45202.

(1)    Maribeth S. Rahe, President & Chief Executive Officer

(a) Board Member, Executive/Foundation Committee of Cincinnati USA Regional Chamber; Leadership Development, Cincinnati USA Regional Chamber of Commerce; Life Trustee, New York Landmarks Conservancy; Life Trustee, Rush-Presbyterian-St. Luke’s Medical Center; Board Member, Consolidated Communications Illinois Holdings Inc.; Chair, Audit Committee, Consolidated Communications Illinois Holdings, Inc.; Member, Nominating/Governance and Compensation Committees, Consolidated Communications Illinois Holdings, Inc.; Vice Chairman, Executive/Finance Committee, Cincinnati Arts Association; Advisory Board, Sisters of Notre Dame de Namur; Advisory Board, Williams College of Business, Xavier University; Advisory Board, CincyTech USA; Member, Partner-In-Action; Investment Committee, United Way of Cincinnati; Board Member, First Financial Bank; Member, Audit/Trust/M&A Committees, First Financial Bank; Executive Committee, Commonwealth Club

(b) President & CEO of Tristate Ventures, LLC*

(c) President, Buckeye Venture Partners, LLC

(d) Director, Eagle Realty Group, Eagle Realty Investments

(e) President, W&S Investment Holdings, LLC

(f) Director, Chairman of the Board - Cincinnati Analysts, Inc.

(g) President & CEO of Fort Washington Capital Partners, LLC

(2)     Nicholas P. Sargen, Director, Senior Economic Advisor

(a) Senior Vice President, Chief Economist & Senior Investment Advisor, Western and Southern Life Insurance Company, Western-Southern Life Assurance Company, Columbus Life Insurance Company, Western & Southern Financial Group, Inc., Western & Southern Mutual Holding Company, The Lafayette Life Insurance Company

(b) Board of Trustees & Treasurer, Good Samaritan Hospital Foundation

(c) Advisory Board, Xavier Department of Economics

(3)     John F. Barrett, Director

(a) Chairman of Board & CEO, The Western and Southern Life Insurance Company, Western-Southern Life Assurance Company, Western & Southern Financial Group, Inc., Western & Southern Mutual Holding Company

(b) Director & Chairman, Columbus Life Insurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company, The Lafayette Life Insurance Company

(c) Director, Eagle Realty Group, Eagle Realty Investments
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(d) President & Trustee, Western & Southern Financial Fund

(e) Board Member, Convergys Corp, Cintas Corporation

(f) Director, American Council of Life Insurers; Director, Financial Services Roundtable; Board Member, Americans for the Arts; Member & Executive Committee, Cincinnati Center City Development Corporation; Board of Governors, Cincinnati USA Partnership for Economic Development; Member, Cincinnati Business Committee; Co-Chairman, Greater Cincinnati Scholarship Association; Member, Cincinnati Equity Fund; Honorary Trustee, Sigma Alpha Epsilon Foundation; Chairman, Medical Center Fund, UC; Advisory Board, Barrett Cancer Center; Vice Chairman, UC Foundation Capital Campaign; Honorary Chairman, UC Presidential Bicentennial Commission

(4)    Brendan M. White, Senior Vice President Co-Chief Investment Officer

(5)     Roger M. Lanham, Senior Vice President, Co-Chief Investment Officer

(6)     Michele Hawkins, Chief Compliance Officer & Managing Director

(a) Advisory Board Member, Xavier University Cintas Institute for Business Ethics & Social Responsibility

(7)     Jay V. Johnson, Treasurer

(8)     Martin W. Flesher, Managing Director of Business Development and Sales

(9)     Jonathan D. Niemeyer, Director

(a) Board of Directors, The Pro Foundation Inc., Board of Advisors, David Pollack’s Empower Foundation

(b) Sr. Vice President & General Counsel, Columbus Life Insurance Company, The Lafayette Life Insurance Company, The Western and Southern Life Insurance Company, Western-Southern Life Assurance Company, Western & Southern Financial Group, Inc., Western & Southern Mutual Holding Company

    (c) Secretary, W&S Investment Holdings, LLC

    (d) Director, Insurance Profillment Solutions, LLC

    (e) Board Member, Association of Life Insurance Counsel

(10)     Donald J. Wuebbling, Director

(a) Secretary & Counsel, The Western and Southern Life Insurance Company, Western- Southern Life Assurance Company, Western & Southern Financial Group, Inc., Western & Southern Mutual Holding Company, Columbus Life Insurance Company, The Lafayette Life Insurance Company

(b) Director, Touchstone Advisors, Inc., Touchstone Securities, Inc., W&S Financial Group Distributors, Inc., IFS Financial Services, Inc., Integrity Life Insurance Company, W&S Brokerage Services, Inc., Eagle Realty Group, Eagle Realty Investments, Integrity Life Insurance Company, National Integrity Life Insurance Company, Western & Southern Agency, Inc.

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(11)     Eric J. Walzer, Vice President , Investment Operations

(12) David T. Henderson, Chief Risk Officer

(13) Jeffrey L. Stainton, Secretary

(14) Gerald J. Ulland, Chief Financial Officer & Managing Director Private Client Group

C.    Westfield Capital Management Company, L.P. (“Westfield”) is a registered investment advisor providing sub-advisory services to the Touchstone Mid Cap Growth Fund and Touchstone Growth Opportunities Fund.  The address of Westfield is One Financial Center, Boston, MA 02111.  The following are executive officers and directors of Westfield:

Westfield is majority employee owned. Strategic business decisions are managed and controlled by an executive management committee composed of William A. Muggia, Richard Lee, Robert Flores, Ethan Meyers and John Montgomery.

D.     TOBAM S.A.S. (“TOBAM”) is an SEC-registered investment adviser providing sub-advisory services to Touchstone Anti-Benchmark US Core Equity Fund. The address is 49-53 Avenue des Champs Elysées, Paris, France. No director, officer or partner of TOBAM has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

E.    Barrow, Hanley, Mewhinney & Strauss LLC (“Barrow Hanley”) is a registered investment advisor that provides sub-advisory services to the Touchstone Value Fund.  The address of Barrow Hanley is 2200 Ross Avenue, 31st Floor Dallas, TX 75201.

The directors and officers of Barrow Hanley are provided on Barrow Hanley’s most recently filed Schedule A of Form ADV (IARD No. 105519; SEC File No. 801-31237), which is incorporated herein by reference.  The only employment of a substantial nature of each of Barrow Hanley’s directors and officers is with Barrow Hanley and its affiliated companies.

F.    Russell Investments Implementation Services, LLC ("Russell") is a registered investment advisor that provides interim management services to the Touchstone International Growth Fund (formerly, the Touchstone International Small Cap Fund). The address of Russell is 1301 Second Avenue, 18th Floor, Seattle, WA 98101. No director or officer of Russell has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

G.    Bramshill Investments, LLC (“Bramshill”), is a registered investment advisor that serves as the sub-advisor to the Flexible Income Fund. The address of Bramshill is 411 Hackensack Avenue, 9th Floor, Hackensack, New Jersey 07601.

The owners and officers of Bramshill are provided on Bramshill’s most recently filed Schedule A of Form ADV (IARD No. 162492; SEC File No. 801-74578), which is incorporated herein by reference. The only employment of a substantial nature of each of Bramshill’s owners and officers is with Bramshill and its affiliated companies.

H.    Sands Capital Management, LLC (“Sands Capital”) is a registered investment advisor that provides sub-advisory services to the Touchstone Sands Capital Emerging Markets Growth Fund.  The address of Sands Capital is 1100 Wilson Blvd., Suite 3000, Arlington, VA 22209.  The directors, officers and/or partners of Sands Capital have held the following positions with other companies during the past two fiscal years:

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Frank M. Sands Chief Executive Officer	Sands Capital Ventures, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Investment Board Member
Jonathan Goodman General Counsel and Officer	Sands Capital Ventures, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	General Counsel and Chief Compliance Officer
Stephen Nimmo Executive Managing Director	Sands Capital Ventures, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Provides client relations service
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I.    London Company of Virginia d/b/a The London Company (“TLC”) is a registered investment advisor providing sub-advisory services to the Touchstone Large Cap Fund. The address of TLC is 1800 Bayberry Court, Suite 301, Richmond, Virginia, 23226. No director, officer or partner of TLC has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

J.    Rockefeller & Co., LLC (“Rockefeller”) is a registered investment advisor providing sub-advisory services to the Touchstone Global ESG Fund. The address of Rockefeller is 45 Rockefeller Plaza, Fifth Floor, New York, New York 10111. Officers and employees of Rockefeller and its affiliates may serve as non-executive directors of for-profit businesses, including financial services companies that provide services to Rockefeller and/or to clients of Rockefeller. Rockefeller has adopted procedures and practices in seeking to mitigate conflicts of interests that may result from such outside business affiliations.

K.    Wilshire Advisers, LLC (“Wilshire”) is a registered investment advisor providing sub-advisory services to the Touchstone Dynamic Diversified Income Fund and the Touchstone Dynamic Global Allocation Fund. The address of Wilshire is 1299 Ocean Avenue Suite 700, Santa Monica, CA 90401. No director, officer or partner of Wilshire has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

L.    DSM Capital Partners LLC ("DSM") is a registered advisor providing sub-advisory services to the Touchstone International Growth Fund (formerly, the Touchstone International Small Cap Fund) and the Touchstone Large Company Growth Fund. The address of DSM is 7111 Fairway Drive, Palm Beach Gardens, FL 33418. No director, officer or partner of DSM has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

Item 32.       Principal Underwriters

(a)Touchstone Securities, Inc. also acts as underwriter for Touchstone Variable Series Trust and Touchstone Funds Group Trust.

(b)Unless otherwise noted, the address of the persons named below is 303 Broadway, Cincinnati, OH 45202. *The address is 400 Broadway, Cincinnati, OH 45202

	POSITION WITH	POSITION WITH
NAME	UNDERWRITER	REGISTRANT
E. Blake Moore, Jr.	President & Chief Executive Officer	President
Jill T. McGruder	Director	Trustee
James N. Clark*	Director	None
Jonathan D. Niemeyer*	Director	None
Donald J. Wuebbling*	Director	None
Terrie A. Wiedenheft	Chief Financial Officer	Controller/Treasurer
Amy Fisher	Vice President	None
Timothy J. Costanza	Vice President	None
Jay V. Johnson*	Vice President	None
Sharon L. Karp	Vice President	None
Timothy S. Stearns	Vice President, Interim Chief Compliance Officer	Chief Compliance Officer
Sarah Sparks Herron*	Secretary	None
Lindsay M. Connelly*	Assistant Vice President, Assistant Treasurer	None
John S. Musgrove*	Assistant Vice President, Assistant Treasurer	None

(c)None

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Item 33.       Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and the rules promulgated thereunder, are maintained as follows:

(a)   With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant’s Custodian:

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

(b)   With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant’s Administrator and Sub-Administrator.

Touchstone Advisors, Inc.
303 Broadway, Suite 1100
Cincinnati, OH 45202

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

BNY Mellon Investment Servicing (US) Inc.
201 Washington Street, 34th Floor
Boston, MA 02108

(c)  With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s investment advisors:

All Funds:

Touchstone Advisors, Inc.
303 Broadway, Suite 1100
Cincinnati, OH 45202

Touchstone Focused Fund, Touchstone Balanced Fund, Touchstone International Equity Fund, Touchstone Large Cap Focused Fund, Touchstone Small Company Fund and Touchstone Ohio Tax-Free Bond Fund
Fort Washington Investment Advisors, Inc.
303 Broadway, Suite 1200
Cincinnati, OH 45202

Touchstone Mid Cap Growth Fund and Touchstone Growth Opportunities Fund
Westfield Capital Management Company, L.P.
One Financial Center
Boston, MA 02111

Touchstone Large Cap Fund
London Company of Virginia d/b/a The London Company (“TLC”)
1800 Bayberry Court, Suite 301
Richmond, VA 23226

Touchstone Global ESG Fund
Rockefeller & Co., Inc.
45 Rockefeller Plaza, Fifth Floor
New York, NY 110111

Touchstone Value Fund
Barrow, Hanley, Mewhinney & Strauss LLC
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2200 Ross Avenue, 31st Floor
Dallas, TX 75201

Touchstone Dynamic Diversified Income Fund and Touchstone Dynamic Global Allocation Fund
Wilshire Advisers, LLC
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401

Touchstone Flexible Income Fund
Bramshill Investments, LLC
411 Hackensack Avenue, 9th Floor
Hackensack, New Jersey 07601

Touchstone Sands Capital Emerging Markets Growth Fund and Touchstone Sands Capital International Growth Fund
Sands Capital Management, LLC
1000 Wilson Blvd., Suite 3000
Arlington, VA 22209

Touchstone Large Company Growth Fund and Touchstone International Growth Fund (formerly, Touchstone International Small Cap Fund)
DSM Capital Partners LLC
7111 Fairway Drive
Palm Beach Gardens, FL 33418

Touchstone Anti-Benchmark U.S. Core Equity Fund (formerly, Touchstone Dynamic Equity Fund)
TOBAM S.A.S.
49-53 Avenue des Champs Elysées,
Paris, France

Item 34.       Management Services Not Discussed in Part A or Part B

None.

Item 35.       Undertakings

None.
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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 223 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act of 1933, as amended to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, State of Ohio, on April 28, 2021.

TOUCHSTONE STRATEGIC TRUST

By:	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 223 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

	*	Trustee	April 28, 2021
Karen Carnahan

	*	Trustee	April 28, 2021
William C. Gale

	*	Trustee	April 28, 2021
Susan J. Hickenlooper

	*	Trustee	April 28, 2021
Kevin A. Robie

	*	Trustee	April 28, 2021
William H. Zimmer III

	*	Trustee	April 28, 2021
Jill T. McGruder

	/s/ E. Blake Moore, Jr.	President	April 28, 2021
E. Blake Moore, Jr.

	/s/ Terrie A. Wiedenheft	Controller, Treasurer and Principal Financial Officer	April 28, 2021
Terrie A. Wiedenheft

*By:	/s/ Terrie A. Wiedenheft		April 28, 2021
Terrie A. Wiedenheft
(Attorney-in-Fact Pursuant to Power of Attorney filed with PEA No. 218)

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EXHIBIT INDEX

(a)(32)	Amendment to Restated Agreement and Declaration of Trust dated January 25, 2021 with respect to Establishment of New Series (Touchstone Sands Capital International Growth Fund)

(a)(33)
Amendment to Restated Agreement and Declaration of Trust dated March 1, 2021 with respect to establishment of R6 shares of Touchstone Sands Capital International Growth Fund and Touchstone Sands Capital Emerging Markets Growth Fund

(h)(4)	Amended and Restated Sub-Administration and Accounting Agreement between Touchstone Advisors, Inc. and The Bank of New York Mellon dated January 1, 2021

(h)(5)	Amended and Restated Transfer Agency and Shareholder Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. dated January 1, 2021

(h)(8)(iv)	Amended Schedule C, dated March 8, 2021, to the Amended and Restated Expense Limitation Agreement dated July 29, 2013 between the Registrant and Touchstone Advisors, Inc.

(j)	Consent of Ernst & Young LLP

(p)(5)	Code of Ethics for Sands Capital Management, LLC

(p)(8)	Code of Ethics for Wilshire Advisers, LLC

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